   As filed with the Securities and Exchange Commission on January 13, 1997

                                                  Registration No. 33-36528


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                    Pre-Effective Amendment No.                  [   ]

                    Post-Effective Amendment No.  25             [ X ]


                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940           [ X ]


                           Amendment No.  27                     [ X ]

                       (Check appropriate box or boxes)


                      PIMCO FUNDS: Equity Advisors Series
               (to be renamed PIMCO Funds: Multi-Manager Series)
              (Exact Name of Registrant as Specified in Charter)

              840 Newport Center Drive, Newport Beach, CA  92660
             (Address of Principal Executive Offices)  (Zip code)

                Registrant's Telephone Number:  (714) 760-4867

                                R. Wesley Burns
                     Pacific Investment Management Company
                           840 Newport Center Drive
                           Newport Beach, CA  92660
                    (Name and Address of Agent for Service)

                                   Copies to:

    Jeffrey S. Puretz          Newton B. Schott, Jr.    Joseph B. Kittredge
    Robert W. Helm             PIMCO Advisors L.P.      Ropes & Gray
    Dechert Price & Rhoads     2187 Atlantic Street     One International Place
    1500 K Street, N.W.        Stamford,                Boston,
    Suite 500                  Connecticut 06902        Massachusetts 02110
    Washington, D.C.  20005



     [X] It is proposed that this filing will become effective on January 14, 1997 pursuant to paragraph (b) of Rule 485.

          The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the

     Investment Company Act of 1940 and filed its Notice pursuant to Rule 24f-2 for the fiscal year ended June 30, 1996 on August 28, 1996.

     Pursuant to Agreements and Plans of Reorganization dated November 1, 1996 approved by shareholders of certain series of PIMCO Advisors Funds ("PAF") (File Nos. 2-87203 and 811-3881), the Registrant will be permitted to use any redemption credits pursuant to Rules 24e-2 and 24f-2 of the International Fund, Equity Income Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund, and Precious Metals Fund of PAF, in connection with the acquisition of these series by the Registrant's PIMCO International Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, and PIMCO Precious Metals Fund, respectively, in reliance on Rule 24f-2(b)(3)(ii) under the Investment Company Act of 1940.

                                                                        "Cross"


                   PIMCO FUNDS:  EQUITY ADVISORS SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

           Prospectus for the Institutional Class and Administrative
 Class Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO   Small Cap
Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid   Cap Growth Fund, PIMCO
 Small Cap Growth Fund, PIMCO Micro Cap   Growth Fund, PIMCO Renaissance Fund,
  PIMCO Core Equity Fund,   PIMCO Mid Cap Equity Fund, PIMCO Opportunity Fund,
 PIMCO   Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Enhanced Equity   Fund,
  PIMCO Structured Emerging Markets Fund, PIMCO Emerging   Markets Fund, PIMCO
 International Developed Fund, PIMCO   International Fund, PIMCO Balanced Fund,
                        and PIMCO Precious   Metals Fund

                                     Part A


         Item                   Heading

1.    Cover Page                Cover Page

2.    Synopsis                  Prospectus Summary; Expense
                                Information
3.    Condensed Financial       Financial Highlights
      Information

4.    General Description of    Investment Objectives and
      Registrant                Policies; Investment Restrictions;
                                Characteristics and Risks of Securities
                                and Investment Techniques

5.    Management of the Fund    Management of the Trust;
                                Portfolio Transactions

6.    Capital Stock and Other   Other Information; Portfolio Transactions;
      Securities                Dividends, Distributions and Taxes


7.    Purchase of Securities    Management of the Trust;
      Being Offered             Purchase of Shares; Net Asset Value

8.    Redemption or Repurchase  Redemption of Shares

9.    Legal Proceedings         Not Applicable

                  PIMCO FUNDS:  EQUITY ADVISORS SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

                  Prospectus for the Class A, Class B, and/or
Class C Shares of PIMCO Equity Income Fund, PIMCO Value Fund,   PIMCO Small Cap
Value Fund, PIMCO Capital Appreciation Fund,   PIMCO Mid Cap Growth Fund, PIMCO
 Small Cap Growth Fund, PIMCO   Micro Cap Growth Fund, PIMCO Renaissance Fund,
PIMCO Growth Fund,   PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation
 Fund,   PIMCO Tax Exempt Fund, PIMCO Enhanced Equity Fund,  PIMCO Emerging
  Markets Fund,   PIMCO International Developed Fund, PIMCO International Fund,
          PIMCO Balanced Fund, and PIMCO  Precious Metals Fund

                                     Part A

         Item                   Heading

1.    Cover Page                Cover Page

2.    Synopsis                  Prospectus Summary; Schedule of Fees

3.    Condensed Financial       Financial Highlights;
      Information               Performance Information

4.    General Description of    Investment Objectives and Policies;
      Registrant                Characteristics and Risks of Securities
                                and Investment Techniques; Description
                                of the Trust

5.    Management of the Fund    Management of the Trust; Back Cover

6.    Capital Stock and Other   Description of the Trust; Distributions;
      Securities                Taxes; Back Cover

7.    Purchase of Securities    How to Buy Shares; General; How Net Asset
      Being Offered             Value is Determined; Alternative Purchase
                                Arrangements; Distributor and Distribution and
                                Servicing Plans

8.    Redemption or Repurchase  How to Redeem

9.    Legal Proceedings         Not Applicable

                  PIMCO FUNDS:  EQUITY ADVISORS SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933

  Statement of Additional Information for the PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid Cap Growth Fund, PIMCO Small Cap Growth Fund, PIMCO Micro Cap Growth Fund,
   PIMCO Renaissance Fund,  PIMCO Growth Fund, PIMCO Core Equity Fund, PIMCO
     Target Fund, PIMCO Mid Cap Equity Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Enhanced Equity Fund, PIMCO
     Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO Balanced Fund,
                        and PIMCO Precious Metals Fund

                                    Part B

                   Item                            Heading

          10.     Cover Page                      Cover Page

          11.     Table of Contents               Table of Contents

          12.     General Information and         Cover Page
                  History

          13.     Investment Objectives and       Investment Objectives and
                  Policies                        Policies; Investment
                                                  Restrictions

          14.     Management of the               Management of the Trust;
                  Registrant

          15.     Control Persons and             Other Information
                  Principal Holders of
                  Securities

          16.     Investment Advisory and         Management of the Trust;
                  Other Services                  Distribution of Trust Shares

          17.     Brokerage Allocation            Portfolio Transactions and
                                                  Brokerage

          18.     Capital Stock and Other         Other Information
                  Securities

          19.     Purchase, Redemption and        Distribution of Trust
                  Pricing                         Shares; Net Asset Value

          20.     Tax Status                      Taxation

          21.     Underwriters                    Distribution of Trust Shares


          22.     Calculation of Performance      Other Information

          23.     Financial Statements            Other Information

                 PIMCO Funds

                 Prospectus

January 14, 1997


                 ---------------------------------------------------------------
PIMCO Funds:     STOCK FUNDS
Multi-Manager
Series           Equity Income Fund              Enhanced Equity Fund
                 Renaissance Fund                Capital Appreciation Fund
                 Value Fund                      Growth Fund

                 ---------------------------------------------------------------
                 AGGRESSIVE STOCK FUNDS

                 Mid Cap Growth Fund             Small Cap Growth Fund
                 Target Fund                     Opportunity Fund
                 Small Cap Value Fund            Micro Cap Growth Fund

                 ---------------------------------------------------------------
                 INTERNATIONAL STOCK FUNDS

                 International Developed Fund    Emerging Markets Fund
                 International Fund

                 ---------------------------------------------------------------
                 SPECIALIZED STOCK FUNDS

                 Innovation Fund                  Precious Metals Fund

                 ---------------------------------------------------------------
                 STOCK AND BOND FUNDS

                 Balanced Fund

                 ---------------------------------------------------------------
                 BOND FUNDS

                 Tax Exempt Fund




                 P I M C O

            PIMCO Funds: Multi-Manager Series

            Prospectus

            January 14, 1997


            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering nineteen separate di-versified investment portfolios (each a "Fund") in this Prospec-tus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund (except the Opportunity, Small Cap Growth and Micro Cap Growth Funds) offers three classes of shares in this Prospectus:
            Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). As of the date of this Prospectus, the Opportunity Fund does not offer Class B shares and the Small Cap Growth and Micro Cap Growth Funds do not offer Class A, Class B or Class C shares. Through a separate prospectus, certain Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares. See "Alternative Purchase Arrange-ments."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, is set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information dated January 14, 1997, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distribution Company (the "Dis-tributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

            INFORMATION CONCERNING THE RENAISSANCE, GROWTH, TARGET, OPPORTUNI-TY, INTERNATIONAL, INNOVATION, PRECIOUS METALS AND TAX EXEMPT FUNDS ASSUMES THE COMPLETION OF CERTAIN REORGANIZATIONS NOT SCHED-ULED TO OCCUR UNTIL JANUARY 17, 1997 AND, ACCORDINGLY, THIS PRO-SPECTUS MAY NOT BE USED IN RESPECT OF SUCH FUNDS UNTIL SUCH DATE AS THE REORGANIZATIONS OCCUR.


              TABLE OF CONTENTS

Overview..........................................3
Schedule of Fees..................................4
Financial Highlights..............................8
Investment Objectives and Policies...............16
Characteristics and Risks of Securities
 and Investment Techniques.......................27
Performance Information..........................39
How to Buy Shares................................40
Alternative Purchase Arrangements................45
Exchange Privilege...............................54
How to Redeem....................................55
Distributor and Distribution and
Servicing Plans..................................58
How Net Asset Value Is Determined................61
Distributions....................................62
Taxes............................................63
Management of the Trust..........................64
Description of the Trust.........................70
Mailings to Shareholders.........................71

2 PIMCO Funds: Multi-Manager Series

            Overview


            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment adviser of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of November 30, 1996, PIMCO Advisors and its subsidiary partnerships had over $111 billion in assets under management. Each of the Funds also has a sub-adviser (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are af-filiates of PIMCO Advisors except for Van Eck Associates Corpora-tion ("Van Eck"), an independent Portfolio Manager that advises the Precious Metals Fund. The affiliated Portfolio Managers are listed below.

PIMCO FUND PORTFOLIO
MANAGERS

                                   LOCATION       INVESTMENT SPECIALTY
           -----------------------------------------------------------------------------
           COLUMBUS CIRCLE         Stamford, CT   Stocks, using its "Positive Momentum &
           INVESTORS ("COLUMBUS                   Positive Surprise" discipline
           CIRCLE")
                                   -----------------------------------------------------
           CADENCE CAPITAL         Boston, MA     Stocks of growth companies that the
           MANAGEMENT ("CADENCE")                 Portfolio Manager believes are trading
                                                  at a reasonable price
                                   -----------------------------------------------------
           NFJ INVESTMENT GROUP    Dallas, TX     Value stocks that the Portfolio
           ("NFJ")                                Manager believes are undervalued
                                                  and/or offer above-average dividend
                                                  yields
                                   -----------------------------------------------------
           BLAIRLOGIE CAPITAL      Edinburgh,     International stocks
           MANAGEMENT              Scotland
           ("BLAIRLOGIE")
                                   -----------------------------------------------------
           PACIFIC INVESTMENT      Newport Beach, All sectors of the bond market using
           MANAGEMENT COMPANY      CA             its total return philosophy--seeking
           ("PACIFIC INVESTMENT                   both yield and capital appreciation
           MANAGEMENT")
           -----------------------------------------------------------------------------

PIMCO FUND
PROFILES

                          PIMCO                  INVESTMENT               PRIMARY                  PORTFOLIO
                          FUND NAME              OBJECTIVE                INVESTMENTS (/1/)        MANAGER
           ---------------------------------------------------------------------------------------------------------
           STOCK FUNDS    Equity Income          Current income as a      Common stocks with       NFJ
                                                 primary objective; long- below-average price to
                                                 term growth of capital   earnings ratios and
                                                 as a secondary objective higher dividend yields
                                                                          relative to their
                                                                          industry groups
                          ------------------------------------------------------------------------------------------
                          Renaissance            Long-term growth of      Income-producing stocks  Columbus Circle
                                                 capital and income       and convertible
                                                                          securities of companies
                                                                          with small, medium and
                                                                          large market
                                                                          capitalizations
                          ------------------------------------------------------------------------------------------
                          Value                  Long-term growth of      Common stocks with       NFJ
                                                 capital and income       below-average price to
                                                                          earnings ratios relative
                                                                          to their industry groups
                          ------------------------------------------------------------------------------------------
                          Enhanced Equity        Total return which       Common stocks            Parametric
                                                 equals or exceeds the    represented in the S&P
                                                 total return performance 500
                                                 of the S&P 500
                          ------------------------------------------------------------------------------------------
                          Capital Appreciation   Growth of capital        Common stocks of         Cadence
                                                                          companies with market
                                                                          capitalizations of at
                                                                          least $100 million that
                                                                          have improving
                                                                          fundamentals and whose
                                                                          stock is reasonably
                                                                          valued by the market
                          ------------------------------------------------------------------------------------------
                          Growth                 Long-term growth of      Common stocks of         Columbus Circle
                                                 capital; income is       companies with medium to
                                                 incidental               large market
                                                                          capitalizations
           ---------------------------------------------------------------------------------------------------------
           AGGRESSIVE     Mid Cap Growth         Growth of capital        Common stocks of         Cadence
           STOCK FUNDS                                                    companies with market
                                                                          capitalizations in
                                                                          excess of $500 million
                                                                          that have improving
                                                                          fundamentals and whose
                                                                          stock is reasonably
                                                                          valued by the market
                          ------------------------------------------------------------------------------------------
                          Target                 Capital appreciation; no Common stocks of         Columbus Circle
                                                 consideration given to   companies with medium
                                                 income                   market capitalizations
                          ------------------------------------------------------------------------------------------
                          Small Cap Value        Long-term growth of      Common stocks of         NFJ
                                                 capital and income       companies with market
                                                                          capitalizations between
                                                                          $50 million and $1
                                                                          billion and below-
                                                                          average price to
                                                                          earnings ratios relative
                                                                          to their industry groups
                          ------------------------------------------------------------------------------------------
                          Small Cap Growth (/2/) Growth of capital        Common stocks of         Cadence
                                                                          companies with market
                                                                          capitalizations between
                                                                          $50 million and $1
                                                                          billion that have
                                                                          improving fundamentals
                                                                          and whose stock is
                                                                          reasonably valued by the
                                                                          market
                          ------------------------------------------------------------------------------------------
                          Opportunity (/3/)      Capital appreciation; no Common stock of          Columbus Circle
                                                 consideration given to   companies with small
                                                 income                   market capitalizations
                                                                          (less than $1 billion)
                          ------------------------------------------------------------------------------------------
                          Micro Cap Growth (/2/) Long-term growth of      Common stocks of         Cadence
                                                 capital                  companies with market
                                                                          capitalizations of less
                                                                          than $100 million that
                                                                          have improving
                                                                          fundamentals and whose
                                                                          stock is reasonably
                                                                          valued by the market
           ---------------------------------------------------------------------------------------------------------
           INTERNATIONAL  International          Long-term growth of      Diversified portfolio of Blairlogie
           STOCK FUNDS    Developed              capital                  international equity
                                                                          securities (developed
                                                                          markets)
                          ------------------------------------------------------------------------------------------
                          International          Capital appreciation;    Non-U.S. stocks of       Blairlogie
                                                 income is incidental     companies with small,
                                                                          medium and large market
                                                                          capitalizations
                                                                          (developed and emerging
                                                                          markets)
                          ------------------------------------------------------------------------------------------
                          Emerging Markets       Long-term growth of      Common stocks of         Blairlogie
                                                 capital                  companies located in
                                                                          emerging market
                                                                          countries
           ---------------------------------------------------------------------------------------------------------
           SPECIALIZED    Innovation             Capital appreciation; no Common stocks of         Columbus Circle
           STOCK FUNDS                           consideration given to   companies with small,
                                                 income                   medium and large market
                                                                          capitalizations
                                                                          (technology-related
                                                                          stocks)
                          ------------------------------------------------------------------------------------------
                          Precious Metals        Capital appreciation; no U.S. and non-U.S. stocks Van Eck
                                                 consideration given to   of companies with medium
                                                 income                   and large market
                                                                          capitalizations
                                                                          (precious metals-related
                                                                          stocks)
           ---------------------------------------------------------------------------------------------------------
           STOCK &        Balanced               Total return consistent  Common stocks, fixed     Cadence, NFJ and Pacific
           BOND FUNDS                            with prudent investment  income securities and    Investment Management
                                                 management               money market instruments
           ---------------------------------------------------------------------------------------------------------
           BOND FUNDS     Tax Exempt             High current income      Investment grade         Columbus Circle
                                                 exempt from federal      municipal securities
                                                 income tax, consistent   (tax-exempt bonds)
                                                 with preservation of
                                                 capital

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.

            2. Class A, Class B and Class C shares of the Small Cap Growth and Micro Cap Growth Funds are not offered as of the date of this Pro-spectus; however, investment opportunities in Class A, Class B or Class C shares of these Funds may be available in the future.

            3. Except to the extent described under "How to Buy Shares--Lim-ited Offering of Shares of the Opportunity Fund to New Investors," the Opportunity Fund is closed to new investors. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

                                                   January 14, 1997 Prospectus 3

            Schedule of Fees

SHAREHOLDER
TRANSACTION
EXPENSES

                                            CLASS A     CLASS B       CLASS C
                                            SHARES      SHARES(/1/)   SHARES
           ---------------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE
            IMPOSED ON PURCHASES
            (as a percentage of offering
            price at time of purchase)
             ALL FUNDS EXCEPT THE TAX EX-
              EMPT FUND                      5.50%         None        None
             TAX EXEMPT FUND                 4.50%         None        None
           ---------------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED
            ON REINVESTED DIVIDENDS
            (as a percentage of net asset
            value at time of purchase)        None         None        None
           ---------------------------------------------------------------------
           MAXIMUM CONTINGENT DEFERRED
            SALES CHARGE ("CDSC")
            (as a percentage of original
            purchase price)                     1%(/2/)      5%(/3/)     1%(/4/)
           ---------------------------------------------------------------------
           EXCHANGE FEE                       None         None        None

            1. The Opportunity Fund does not offer Class B shares.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.

            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

4 PIMCO Funds: Multi-Manager Series

            The purpose of the following tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. Class A, Class B and Class C shares of the Funds were not offered prior to the date of this Prospectus, although Class A, Class B (except for the Opportunity Fund) and Class C shares were previously offered by the predecessor of each of the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds, each of which was a series of PIMCO Advisors Funds that reorganized as a Fund of the Trust on January 17, 1997. The information provided below for each of these Funds reflects the Fund's current fees and expenses and not the actual fees and expenses of its predecessor. The Exam-ples for Class A shares assume payment of the current maximum ap-plicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National As-sociation of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.


                                                                EXAMPLE: You would pay the
                                                                following expenses on a $1,000
                                                                investment assuming (1) 5% annual
                  ANNUAL FUND OPERATING EXPENSES                return and (2) redemption at the end
                  (As a percentage of average net assets):      of each time period:
                                                    TOTAL
                              ADMINI-               FUND
                  ADVISORY    STRATIVE   12B-1      OPERATING   YEAR
FUND              FEES        FEES(/1/)  FEES(/2/)  EXPENSES    1         3        5         10
------------------------------------------------------------------------------------------------------
EQUITY INCOME            .45%       .40%       .25%       1.10% $     66  $     88 $     112 $     182
------------------------------------------------------------------------------------------------------
RENAISSANCE              .60        .40        .25        1.25        67        92       120       198
------------------------------------------------------------------------------------------------------
VALUE                    .45        .40        .25        1.10        66        88       112       182
------------------------------------------------------------------------------------------------------
ENHANCED EQUITY          .45        .40        .25        1.10        66        88       112       182
------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION            .45        .40        .25        1.10        66        88       112       182
------------------------------------------------------------------------------------------------------
GROWTH                   .50        .40        .25        1.15        66        90       115       187
------------------------------------------------------------------------------------------------------
MID CAP GROWTH           .45        .40        .25        1.10        66        88       112       182
------------------------------------------------------------------------------------------------------
TARGET                   .55        .40        .25        1.20        67        91       117       192
------------------------------------------------------------------------------------------------------
SMALL CAP VALUE          .60        .40        .25        1.25        67        92       120       198
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH        1.00        .40        .25        1.65        71       104       140       240
------------------------------------------------------------------------------------------------------
OPPORTUNITY              .65        .40        .25        1.30        68        94       122       203
------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH        1.25        .40        .25        1.90        73       111       152       265
------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED               .60        .65        .25        1.50        69       100       132       224
------------------------------------------------------------------------------------------------------
INTERNATIONAL            .55        .65        .25        1.45        69        98       130       219
------------------------------------------------------------------------------------------------------
EMERGING MARKETS         .85        .65        .25        1.75        72       107       145       250
------------------------------------------------------------------------------------------------------
INNOVATION               .65        .40        .25        1.30        68        94       122       203
------------------------------------------------------------------------------------------------------
PRECIOUS METALS          .60        .45        .25        1.30        68        94       122       203
------------------------------------------------------------------------------------------------------
BALANCED                 .45        .40        .25        1.10        66        88       112       182
------------------------------------------------------------------------------------------------------
TAX EXEMPT               .30        .40        .25         .95        54        74        95       156
                  EXAMPLE: You would pay the
                  following expenses on a $1,000
                  investment assuming (1) 5%
                  annual return and (2) no
                  redemption:
                  YEAR
FUND              1       3       5        10
------------------------------------------------------------------------------------------------------
EQUITY INCOME     $    66 $    88 $    112 $    182
------------------------------------------------------------------------------------------------------
RENAISSANCE            67      92      120      198
------------------------------------------------------------------------------------------------------
VALUE                  66      88      112      182
------------------------------------------------------------------------------------------------------
ENHANCED EQUITY        66      88      112      182
------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION          66      88      112      182
------------------------------------------------------------------------------------------------------
GROWTH                 66      90      115      187
------------------------------------------------------------------------------------------------------
MID CAP GROWTH         66      88      112      182
------------------------------------------------------------------------------------------------------
TARGET                 67      91      117      192
------------------------------------------------------------------------------------------------------
SMALL CAP VALUE        67      92      120      198
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH       71     104      140      240
------------------------------------------------------------------------------------------------------
OPPORTUNITY            68      94      122      203
------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH       73     111      152      265
------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED             69     100      132      224
------------------------------------------------------------------------------------------------------
INTERNATIONAL          69      98      130      219
------------------------------------------------------------------------------------------------------
EMERGING MARKETS       72     107      145      250
------------------------------------------------------------------------------------------------------
INNOVATION             68      94      122      203
------------------------------------------------------------------------------------------------------
PRECIOUS METALS        68      94      122      203
------------------------------------------------------------------------------------------------------
BALANCED               66      88      112      182
------------------------------------------------------------------------------------------------------
TAX EXEMPT             54      74       95      156

CLASS A
SHARES

1. The Administrative Fees for each Fund are subject to reduction in the extent that the average net assets attributable in the aggregate to the Fund's Class A. Class B. Class C. shares exceed $2.5 billion. See "Management of the trust -- Advisory and Administrative Fees."

2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."

                                                   January 14, 1997 Prospectus 5

                                                                 EXAMPLE: You would pay the
                                                                 following expenses on a $1,000
                                                                 investment assuming (1) 5% annual
                  ANNUAL FUND OPERATING EXPENSES                 return and (2) redemption at the end
                  (As a percentage of average net assets):       of each time period:
                                                     TOTAL
                              ADMINI-                FUND
                  ADVISORY    STRATIVE   12B-1       OPERATING   YEAR
FUND              FEES        FEES(/1/)  FEES(/2/)   EXPENSES    1         3        5         10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME            .45%       .40%       1.00%       1.85% $     69  $     88 $     120 $     188
-------------------------------------------------------------------------------------------------------
RENAISSANCE              .60        .40        1.00        2.00        70        93       128       204
-------------------------------------------------------------------------------------------------------
VALUE                    .45        .40        1.00        1.85        69        88       120       188
-------------------------------------------------------------------------------------------------------
ENHANCED EQUITY          .45        .40        1.00        1.85        69        88       120       188
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION            .45        .40        1.00        1.85        69        88       120       188
-------------------------------------------------------------------------------------------------------
GROWTH                   .50        .40        1.00        1.90        69        90       123       193
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH           .45        .40        1.00        1.85        69        88       120       188
-------------------------------------------------------------------------------------------------------
TARGET                   .55        .40        1.00        1.95        70        91       125       198
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE          .60        .40        1.00        2.00        70        93       128       204
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH        1.00        .40        1.00        2.40        74       105       148       246
-------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH        1.25        .40        1.00        2.65        77       112       161       271
-------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED               .60        .65        1.00        2.25        73       100       140       230
-------------------------------------------------------------------------------------------------------
INTERNATIONAL            .55        .65        1.00        2.20        72        99       138       225
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS         .85        .65        1.00        2.50        75       108       153       256
-------------------------------------------------------------------------------------------------------
INNOVATION               .65        .40        1.00        2.05        71        94       130       209
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS          .60        .45        1.00        2.05        71        94       130       209
-------------------------------------------------------------------------------------------------------
BALANCED                 .45        .40        1.00        1.85        69        88       120       188
-------------------------------------------------------------------------------------------------------
TAX EXEMPT               .30        .40        1.00        1.70        67        84       112       171
                  EXAMPLE: You would pay the
                  following expenses on a $1,000
                  investment assuming (1) 5% annual
                  return and (2) no redemption:
                  YEAR
FUND              1        3       5        10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME     $    19  $    58 $    100 $    188
-------------------------------------------------------------------------------------------------------
RENAISSANCE            20       63      108      204
-------------------------------------------------------------------------------------------------------
VALUE                  19       58      100      188
-------------------------------------------------------------------------------------------------------
ENHANCED EQUITY        19       58      100      188
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION          19       58      100      188
-------------------------------------------------------------------------------------------------------
GROWTH                 19       60      103      193
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH         19       58      100      188
-------------------------------------------------------------------------------------------------------
TARGET                 20       61      105      198
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE        20       63      108      204
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH       24       75      128      246
-------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH       27       82      141      271
-------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED             23       70      120      230
-------------------------------------------------------------------------------------------------------
INTERNATIONAL          22       69      118      225
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS       25       78      133      256
-------------------------------------------------------------------------------------------------------
INNOVATION             21       64      110      209
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS        21       64      110      209
-------------------------------------------------------------------------------------------------------
BALANCED               19       58      100      188
-------------------------------------------------------------------------------------------------------
TAX EXEMPT             17       54       92      171

CLASS B
SHARES

1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A. Class B. Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees."

2. 12b-1 fees which are equal to .25% represent fees which are paid annually to the Distributor and repair to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plan."

6 PIMCO Funds:Multi-Manager Series

                                                                 EXAMPLE: You would pay the
                                                                 following expenses on a $1,000
                                                                 investment assuming (1) 5% annual
                  ANNUAL FUND OPERATING EXPENSES                 return and (2) redemption at the end
                  (As a percentage of average net assets):       of each time period:
                                                     TOTAL
                              ADMINI-                FUND
                  ADVISORY    STRATIVE   12B-1       OPERATING   YEAR
FUND              FEES        FEES(/1/)  FEES(/2/)   EXPENSES    1         3        5         10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME            .45%       .40%       1.00%       1.85% $     29  $     58 $     100 $     217
-------------------------------------------------------------------------------------------------------
RENAISSANCE              .60        .40        1.00        2.00        30        63       108       233
-------------------------------------------------------------------------------------------------------
VALUE                    .45        .40        1.00        1.85        29        58       100       217
-------------------------------------------------------------------------------------------------------
ENHANCED EQUITY          .45        .40        1.00        1.85        29        58       100       217
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION            .45        .40        1.00        1.85        29        58       100       217
-------------------------------------------------------------------------------------------------------
GROWTH                   .50        .40        1.00        1.90        29        60       103       222
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH           .45        .40        1.00        1.85        29        58       100       217
-------------------------------------------------------------------------------------------------------
TARGET                   .55        .40        1.00        1.95        30        61       105       227
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE          .60        .40        1.00        2.00        30        63       108       233
-------------------------------------------------------------------------------------------------------
SMALL CAP
 GROWTH                 1.00        .40        1.00        2.40        34        75       128       274
-------------------------------------------------------------------------------------------------------
OPPORTUNITY              .65        .40        1.00        2.05        31        64       110       238
-------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH        1.25        .40        1.00        2.65        37        82       141       298
-------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED               .60        .65        1.00        2.25        33        70       120       258
-------------------------------------------------------------------------------------------------------
INTERNATIONAL            .55        .65        1.00        2.20        32        69       118       253
-------------------------------------------------------------------------------------------------------
EMERGING
 MARKETS                 .85        .65        1.00        2.50        35        78       133       284
-------------------------------------------------------------------------------------------------------
INNOVATION               .65        .40        1.00        2.05        31        64       110       238
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS          .60        .45        1.00        2.05        31        64       110       238
-------------------------------------------------------------------------------------------------------
BALANCED                 .45        .40        1.00        1.85        29        58       100       217
-------------------------------------------------------------------------------------------------------
TAX EXEMPT               .30        .40        1.00        1.70        27        54        92       201
                  EXAMPLE: You would pay the
                  following expenses on a $1,000
                  investment assuming (1) 5% annual
                  return and (2) no redemption:

FUND              1       3       5        10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME     $    19 $    58 $    100 $    217
-------------------------------------------------------------------------------------------------------
RENAISSANCE            20      63      108      233
-------------------------------------------------------------------------------------------------------
VALUE                  19      58      100      217
-------------------------------------------------------------------------------------------------------
ENHANCED EQUITY        19      58      100      217
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION          19      58      100      217
-------------------------------------------------------------------------------------------------------
GROWTH                 19      60      103      222
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH         19      58      100      217
-------------------------------------------------------------------------------------------------------
TARGET                 20      61      105      227
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE        20      63      108      233
-------------------------------------------------------------------------------------------------------
SMALL CAP
 GROWTH                24      75      128      274
-------------------------------------------------------------------------------------------------------
OPPORTUNITY            21      64      110      238
-------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH       27      82      141      298
-------------------------------------------------------------------------------------------------------
INTERNATIONAL
 DEVELOPED             23      70      120      258
-------------------------------------------------------------------------------------------------------
INTERNATIONAL          22      69      118      253
-------------------------------------------------------------------------------------------------------
EMERGING
 MARKETS               25      78      133      284
-------------------------------------------------------------------------------------------------------
INNOVATION             21      64      110      238
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS        21      64      110      238
-------------------------------------------------------------------------------------------------------
BALANCED               19      58      100      217
-------------------------------------------------------------------------------------------------------
TAX EXEMPT             17      54       92      201

CLASS C
SHARES

1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A. Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees."

2. 12b-1 fees which are equal to 25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."


                                                   January 14, 1997 Prospectus 7

            Financial Highlights

            The financial highlights set forth on the following pages present certain information and ratios as well as performance information for Funds whose predecessors offered Class A, Class B, or Class C shares prior to the date of this Prospectus as series of PIMCO Ad-visors Funds (each of which intends to reorganize as a series of the Trust on January 17, 1997). ALL OF THE INFORMATION IN THIS SECTION ASSUMES THAT THE REORGANIZATIONS WILL OCCUR ON THAT DATE. THIS PROSPECTUS WILL BE AMENDED IF SUCH REORGANIZATIONS DO NOT OC-CUR. The expense ratios provided in the financial highlights for these Funds reflect fee arrangements in effect for PIMCO Advisors Funds which differ from the fee arrangements applicable to the Funds of the Trust. The information provided below, which is in-cluded in the PIMCO Advisors Funds' Annual Report dated September 30, 1996, has been audited by the former independent accountants for the predecessors to the Funds listed below for the periods listed, whose report thereon is also included in such Annual Re-port. The PIMCO Advisors Funds' Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge from the Distributor. Financial Statements and related Notes are also incorporated by reference in the State-ment of Additional Information. The remaining Funds did not offer Class A, Class B or Class C shares prior to the date of this Pro-spectus.
               The following schedule of financial highlights for the Renais-
            sance Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations under the Fund's former investment objective and policies through Janu-ary 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


            RENAISSANCE FUND(/1/)

                     Class A                                            Class B
                     -------------------------------------------------- -----------------
                                                                2/1/91-          5/22/95-
                     9/30/96  9/30/95  9/30/94  9/30/93 9/30/92 9/30/91 9/30/96  9/30/95
                     -------------------------------------------------  ---------------
Net Asset
Value,
Beginning of
Period                $14.14   $12.50   $12.88  $10.57   $9.92   $8.38   $14.13  $12.55
                     -------------------------------------------------  ---------------
Income From
 Investment
 Operations:
Net Investment
 Income                 0.23     0.36     0.34    0.33    0.34    0.28     0.09    0.11
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)            2.79     1.61    (0.17)   2.30    0.71    1.54     2.83    1.55
                     -------------------------------------------------  ---------------
Total From
 Investment
 Operations             3.02     1.97     0.17    2.63    1.05    1.82     2.92    1.66
                     -------------------------------------------------  ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                       (0.23)   (0.33)   (0.33)  (0.32)  (0.40)  (0.28)   (0.11)  (0.08)
Dividends (in
 excess of net
 investment
 income)               (0.07)    0.00     0.00    0.00    0.00    0.00    (0.04)   0.00
Distributions
 (from
 capital gain)         (0.78)    0.00    (0.22)   0.00    0.00    0.00    (0.78)   0.00
                     -------------------------------------------------  ---------------
Total
 Distributions         (1.08)   (0.33)   (0.55)  (0.32)  (0.40)  (0.28)   (0.93)  (0.08)
                     -------------------------------------------------  ---------------
Net Asset
 Value,
 End of Period        $16.08   $14.14   $12.50  $12.88  $10.57   $9.92   $16.12  $14.13
                     =================================================  ===============
TOTAL RETURN
(without
sales charge)         22.37%    16.1%     1.4%   25.3%   10.7%   34.8%   21.54%   13.3%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)               $20,631  $12,933  $14,942  $6,328  $2,593     $15  $15,693  $1,760
Ratio of
 Expenses to
 Average Net
 Assets                1.25%     1.3%     1.3%    1.3%    1.4%    1.6%*   2.00%    2.1%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets            1.60%     2.9%     2.7%    2.9%    3.3%    4.4%*   0.85%    2.2%*
Portfolio
 Turnover Rate       203.07%   176.9%   174.9%  167.9%  149.0%  142.7%  203.07%  176.9%
Average
 Commission
 Rate                  $0.06                                              $0.06
                     Class C
                     -----------------------------------------------------------------------------------
                                                                                                4/18/88-
                     9/30/96   9/30/95   9/30/94   9/30/93  9/30/92  9/30/91  9/30/90  9/30/89  9/30/88
                     -----------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                 $14.09    $12.47    $12.85   $10.56    $9.91    $8.16   $11.17   $10.05   $10.00
                     -----------------------------------------------------------------------------------
Income From
 Investment
 Operations:
Net Investment
 Income                  0.12      0.27      0.24     0.25     0.29     0.36     0.49     0.55     0.24
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)             2.78      1.59     (0.16)    2.29     0.68     1.75    (2.32)    1.19    (0.05)
                     -----------------------------------------------------------------------------------
Total From
 Investment
 Operations              2.90      1.86      0.08     2.54     0.97     2.11    (1.83)    1.74     0.19
                     -----------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                (0.13)    (0.24)    (0.24)   (0.25)   (0.32)   (0.36)   (0.49)   (0.62)   (0.14)
Dividends (in
 excess of net
 investment
 income)                (0.03)     0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions
 (from
 capital gain)          (0.78)     0.00     (0.22)    0.00     0.00     0.00    (0.69)    0.00     0.00
                     -----------------------------------------------------------------------------------
Total
 Distributions          (0.94)    (0.24)    (0.46)   (0.25)   (0.32)   (0.36)   (1.18)   (0.62)   (0.14)
                     -----------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period         $16.05    $14.09    $12.47   $12.85   $10.56    $9.91    $8.16   $11.17   $10.05
                     ===================================================================================
TOTAL RETURN
(without
sales charge)          21.52%     15.2%      0.7%    24.4%     9.9%    26.5%  (18.0%)    17.9%     4.3%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)               $230,058  $174,316  $178,892  $94,247  $45,101  $22,651  $25,758  $45,168  $47,118
Ratio of
 Expenses to
 Average Net
 Assets                 2.00%      2.1%      2.0%     2.1%     2.1%     2.2%     2.0%     1.9%     2.0%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             0.85%      2.1%      2.0%     2.2%     2.7%     4.2%     5.1%     5.2%     5.4%*
Portfolio
 Turnover Rate        203.07%    176.9%    174.9%   167.9%   149.0%   142.7%    70.2%    84.8%    22.9%
Average
 Commission
 Rate                   $0.06

*Annualized

(1) Formerly, the PIMCO Advisors Equity Income Fund.

8 PIMCO Funds: Multi-Manager Series

            Financial Highlights


            The following schedule of financial highlights for the Growth Fund is for shares outstanding throughout the periods listed.


            GROWTH FUND

                     Class A                                                   Class B
                     --------------------------------------------------------- -----------------
                                                                     10/26/90-          5/23/95-
                     9/30/96   9/30/95   9/30/94   9/30/93  9/30/92   9/30/91  9/30/96  9/30/95
                     -------------------------------------------------------   ---------------
Net Asset
Value,
Beginning of
Period                 $25.73    $22.01    $23.64   $20.76   $20.63    $16.99   $24.94   $22.63
                     -------------------------------------------------------   ---------------
Income From
 Investment
 Operations:
Net Investment
 Income (Loss)           0.06      0.12      0.12     0.09     0.14      0.21    (0.07)   (0.03)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)             3.72      4.79      0.12     3.53     1.38      5.28     3.52     2.34
                     -------------------------------------------------------   ---------------
Total From
 Investment
 Operations              3.78      4.91      0.24     3.62     1.52      5.49     3.45     2.31
                     -------------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                         0.00      0.00      0.00     0.00    (0.14)    (0.19)    0.00     0.00
Distributions
 (from
 capital gain)          (2.93)    (1.19)    (1.87)   (0.74)   (1.25)    (1.66)   (2.93)    0.00
                     -------------------------------------------------------   ---------------
Total
 Distributions          (2.93)    (1.19)    (1.87)   (0.74)   (1.39)    (1.85)   (2.93)    0.00
                     -------------------------------------------------------   ---------------
Net Asset
 Value,
 End of Period         $26.58    $25.73    $22.01   $23.64   $20.76    $20.63   $25.46   $24.94
                     =======================================================   ===============
TOTAL RETURN
(without
sales charge)          16.11%     23.7%      1.3%    17.7%     7.7%     38.6%   15.22%    10.2%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)    $151,103  $134,819  $107,269  $97,509  $71,209   $17,064  $37,256   $7,671
Ratio of
 Expenses to
 Average Net
 Assets                 1.11%      1.1%      1.1%     1.1%     1.1%      1.2%*   1.86%     1.9%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             0.24%      0.5%      0.6%     0.4%     0.7%      0.9%* (0.51)%   (0.4)%*
Portfolio
 Turnover Rate        104.07%    110.6%    115.3%   109.9%    92.3%     95.3%  104.07%   110.6%
Average
 Commission
 Rate                   $0.07                                                    $0.07
                     Class C
                     -----------------------------------------------------------------------------------------------------------
                      9/30/96     9/30/95     9/30/94     9/30/93    9/30/92   9/30/91   9/30/90   9/30/89   9/30/88   99/30/87
                     -----------------------------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                   $24.94      $21.52      $23.32      $20.64    $20.54    $16.93    $19.71    $13.93    $18.04    $14.76
                     -----------------------------------------------------------------------------------------------------------
Income From
 Investment
 Operations:
Net Investment
 Income (Loss)            (0.12)      (0.04)      (0.04)      (0.07)    (0.01)     0.12      0.19      0.11      0.09      0.14
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)               3.57        4.65        0.11        3.49      1.37      5.32     (1.67)     5.77     (2.96)     5.24
                     -----------------------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                3.45        4.61        0.07        3.42      1.36      5.44     (1.48)     5.88     (2.87)     5.38
                     -----------------------------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                   0.00        0.00        0.00        0.00     (0.01)    (0.17)    (0.18)    (0.10)    (0.11)    (0.18)
Distributions
 (from
 capital gain)            (2.93)      (1.19)      (1.87)      (0.74)    (1.25)    (1.66)    (1.12)     0.00     (1.13)    (1.92)
                     -----------------------------------------------------------------------------------------------------------
Total
 Distributions            (2.93)      (1.19)      (1.87)      (0.74)    (1.26)    (1.83)    (1.30)    (0.10)    (1.24)    (2.10)
                     -----------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period           $25.46      $24.94      $21.52      $23.32    $20.64    $20.54    $16.93    $19.71    $13.93    $18.04
                     ===========================================================================================================
TOTAL RETURN
(without
sales charge)            15.22%       22.8%        0.5%       16.9%      6.9%     35.1%    (8.0)%     42.4%   (14.8)%     41.5%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)    $1,450,216  $1,290,152  $1,085,427  $1,077,490  $853,121  $564,398  $314,075  $373,490  $338,493  $509,348
Ratio of
 Expenses to
 Average Net
 Assets                   1.86%        1.9%        1.9%        1.9%      1.9%      1.8%      1.7%      1.7%      1.8%      1.6%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             (0.51)%      (0.2)%      (0.2)%      (0.3)%    (0.1)%      0.6%      1.0%      0.7%      0.6%      0.8%
Portfolio
 Turnover Rate          104.07%      110.6%      115.3%      109.9%     92.3%     95.3%     88.7%     82.5%    103.6%    128.1%
Average
 Commission
 Rate                     $0.07

*Annualized
                                                   January 14, 1997 Prospectus 9

            Financial Highlights


            The following schedule of financial highlights for the Target Fund is for shares outstanding throughout the periods listed.


            TARGET FUND

                    Class A                                Class B           Class C
                    ------------------------------------   ---------------   --------------------------------------
                                                 12/17/92-          5/22/95-                               12/17/92-
                    9/30/96   9/30/95   9/30/94   9/30/93  9/30/96  9/30/95  9/30/96   9/30/95   9/30/94    9/30/93
                    ------------------------------------   ---------------   --------------------------------------
  Net Asset
  Value,
  Beginning of
  Period              $16.40    $13.13   $12.72    $10.00   $16.06   $13.93    $16.05    $12.95    $12.65    $10.00
                    ------------------------------------   ---------------   --------------------------------------
  Income From
   Investment
   Operations:
  Net Investment
   Loss                (0.05)    (0.02)   (0.04)    (0.02)   (0.09)   (0.05)    (0.16)    (0.12)    (0.14)    (0.09)
  Net Gains or
   Losses on
   Securities
   (both realized
   and
   unrealized)          2.54      3.45     0.57      2.74     2.39     2.18      2.47      3.38      0.56      2.74
                    ------------------------------------   ---------------   --------------------------------------
  Total From
   Investment
   Operations           2.49      3.43     0.53      2.72     2.30     2.13      2.31      3.26      0.42      2.65
                    ------------------------------------   ---------------   --------------------------------------
  Less
   Distributions:
  Distributions
   (from
   capital gain)       (1.78)    (0.16)   (0.12)     0.00    (1.78)    0.00     (1.78)    (0.16)    (0.12)     0.00
                    ------------------------------------   ---------------   --------------------------------------
  Net Asset
   Value,
   End of Period      $17.11    $16.40   $13.13    $12.72   $16.58   $16.06    $16.58    $16.05    $12.95    $12.65
                    ====================================   ===============   ======================================
  TOTAL RETURN
  (without
  sales charge)       16.50%     26.5%     4.2%     27.2%   15.58%    15.3%    15.66%     25.6%      3.4%     26.5%
  RATIOS /
  SUPPLEMENTAL
  DATA
  Net Assets, End
   of
   Period (in 000s) $156,027  $121,915  $90,527   $48,787  $49,851   $7,554  $974,948  $780,355  $556,043  $298,238
  Ratio of
   Expenses to
   Average Net
   Assets              1.18%      1.2%     1.2%      1.3%*   1.93%     2.0%*    1.93%      2.0%      2.0%      2.0%*
  Ratio of Net
   Investment
   Income to
   Average
   Net Assets        (0.34)%    (0.1)%   (0.3)%    (0.3)%* (1.09)%   (0.9)%*  (1.09)%    (0.9)%    (1.1)%    (1.0)%*
  Portfolio
   Turnover Rate     140.51%    128.3%   103.5%     76.0%  140.51%   128.3%   140.51%    128.3%    103.5%     76.0%
  Average
   Commission
   Rate                $0.06                                 $0.06              $0.06

*Annualized

10 PIMCO Funds: Multi-Manager Series

            Financial Highlights

            The following schedule of financial highlights for the Opportunity Fund is for shares outstanding throughout the periods listed.


            OPPORTUNITY FUND

                         Class A
                         ---------------------------------------------------------
                                                                         12/17/90-
                         9/30/96   9/30/95   9/30/94  9/30/93   9/30/92   9/30/91
                         ------------------------------------------------------
Net Asset
Value,
Beginning of Period        $39.08    $28.87   $33.43    $19.84   $17.95   $11.78
                         ------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Loss                       (0.11)    (0.11)   (0.17)    (0.15)   (0.04)   (0.03)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 6.12     11.19    (2.02)    14.00     3.61     6.20
                         ------------------------------------------------------
Total From
 Investment
 Operations                  6.01     11.08    (2.19)    13.85     3.57     6.17
                         ------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                             0.00      0.00     0.00      0.00     0.00     0.00
Distributions
 (from
 capital gain)              (7.73)    (0.87)   (2.26)    (0.26)   (1.68)    0.00
Return of
 capital
 distribution                0.00      0.00    (0.11)     0.00     0.00     0.00
                         ------------------------------------------------------
Total
 Distributions              (7.73)    (0.87)   (2.37)    (0.26)   (1.68)    0.00
                         ------------------------------------------------------
Net Asset
 Value,
 End of Period             $37.36    $39.08   $28.87    $33.43   $19.84   $17.95
                         ======================================================
TOTAL RETURN
(without
sales charge)              18.35%     39.7%   (6.7)%     70.4%    21.6%    70.9%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)        $134,859  $120,830  $95,261  $106,666  $22,454   $1,623
Ratio of
 Expenses to
 Average Net
 Assets                     1.13%      1.2%     1.1%      1.2%     1.3%     1.4%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (0.32)%    (0.4)%   (0.6)%    (0.6)%   (0.2)%   (0.5)%*
Portfolio
 Turnover Rate             91.23%    101.6%    78.4%    105.4%    93.8%   144.6%
Average
 Commission
 Rate                       $0.07
                         Class C
                         ----------------------------------------------------------------------------------------------
                         9/30/96   9/30/95   9/30/94   9/30/93   9/30/92   9/30/91  9/30/90  9/30/89  9/30/88  9/30/87
                         ----------------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of Period        $37.64    $28.04    $32.77    $19.60    $17.87   $11.93   $15.78   $11.84   $16.73   $13.18
                         ----------------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Loss                       (0.35)    (0.34)    (0.38)    (0.34)    (0.18)   (0.11)   (0.01)   (0.03)    0.03     0.02
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 5.82     10.81     (1.98)    13.77      3.59     6.42    (2.13)    3.97    (2.34)    4.80
                         ----------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                  5.47     10.47     (2.36)    13.43      3.41     6.31    (2.14)    3.94    (2.31)    4.82
                         ----------------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                     0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00    (0.03)    0.00
Distributions
 (from
 capital gain)              (7.73)    (0.87)    (2.26)    (0.26)    (1.68)   (0.37)   (1.71)    0.00    (2.55)   (1.27)
Return of
 capital
 distribution                0.00      0.00     (0.11)     0.00      0.00     0.00     0.00     0.00     0.00     0.00
                         ----------------------------------------------------------------------------------------------
Total
 Distributions              (7.73)    (0.87)    (2.37)    (0.26)    (1.68)   (0.37)   (1.71)    0.00    (2.58)   (1.27)
                         ----------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period             $35.38    $37.64    $28.04    $32.77    $19.60   $17.87   $11.93   $15.78   $11.84   $16.73
                         ==============================================================================================
TOTAL RETURN
(without
sales charge)              17.47%     38.6%    (7.4)%     69.1%     20.8%    54.4%  (14.8)%    33.3%   (9.0)%    40.2%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)        $800,250  $715,191  $553,460  $618,193  $179,081  $58,656  $33,472  $51,680  $51,062  $74,235
Ratio of
 Expenses to
 Average Net
 Assets                     1.88%      1.9%      1.9%      2.0%      2.0%     2.0%     1.9%     1.9%     2.0%     1.7%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (1.07)%    (1.1)%    (1.4)%    (1.3)%    (1.0)%   (0.8)%   (0.1)%   (0.2)%     0.3%     0.1%
Portfolio
 Turnover Rate             91.23%    101.6%     78.4%    105.4%     93.8%   144.6%   106.2%   153.4%   124.9%   188.7%
Average
 Commission
 Rate                       $0.07

*Annualized

                                                  January 14, 1997 Prospectus 11

            Financial Highlights


            The following schedule of financial highlights for the Interna-tional Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations of the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect. On No-vember 15, 1994, Blairlogie became the Portfolio Manager of the Fund.


            INTERNATIONAL FUND

                         Class A                                              Class B
                         ---------------------------------------------------  -----------------------
                                                                     2/1/91-                 5/22/95-
                         9/30/96 9/30/95  9/30/94  9/30/93  9/30/92  9/30/91   9/30/96       9/30/95
                         --------------------------------------------------   ---------------------
Net Asset
Value,
Beginning of
Period                    $12.19  $12.92   $12.17   $10.04  $10.54    $9.48      $11.75       $11.30
                         --------------------------------------------------   ---------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              0.07    0.07     0.04     0.07    0.05     0.02   0.00(/1/)         0.00
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                0.77   (0.56)    0.94     2.80   (0.37)    1.04        0.73(/1/)    0.45
                         --------------------------------------------------   ---------------------
Total From
 Investment
 Operations                 0.84   (0.49)    0.98     2.87   (0.32)    1.06        0.73         0.45
                         --------------------------------------------------   ---------------------
Less
 Distributions:
Distributions
 (from
 capital gain)              0.00   (0.24)   (0.23)   (0.74)  (0.18)    0.00        0.00         0.00
                         --------------------------------------------------   ---------------------
Net Asset
 Value,
 End of Period            $13.03  $12.19   $12.92   $12.17  $10.04   $10.54      $12.48       $11.75
                         ==================================================   =====================
TOTAL RETURN
(without
sales charge)              6.89%  (3.7)%     8.2%    30.4%  (3.1)%    17.3%       6.21%         4.0%
RATIOS /
SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $20,056 $17,951  $23,289  $11,992    $471      $22      $5,893         $503
Ratio of
 Expenses to
 Average Net
 Assets                    1.41%    1.5%     1.4%     1.4%    1.9%     1.9%*      2.16%         2.3%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets                0.49%    0.6%     0.3%     0.6%    0.5%     0.7%*    (0.26)%       (0.1)%*
Portfolio
 Turnover Rate           109.58%  169.8%    55.1%    67.6%  159.6%   107.1%     109.58%       169.8%
Average
 Commission
 Rate                      $0.00                                                  $0.00
                         Class C
                         ----------------------------------------------------------------------------------------------
                         9/30/96   9/30/95   9/30/94   9/30/93   9/30/92  9/30/91  9/30/90  9/30/89  9/30/88  9/30/87
                         ----------------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                     $11.75    $12.56    $11.92     $9.92   $10.49   $10.04   $13.33   $10.07   $12.87     $9.70
                         ----------------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              (0.05)    (0.02)    (0.06)    (0.01)   (0.06)   (0.08)   (0.10)   (0.18)   (0.10)    (0.10)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 0.77     (0.55)     0.93      2.75    (0.33)    1.76    (2.02)    3.44    (1.83)     3.27
                         ----------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                  0.72     (0.57)     0.87      2.74    (0.39)    1.68    (2.12)    3.26    (1.93)     3.17
                         ----------------------------------------------------------------------------------------------
Less
 Distributions:
Distributions
 (from
 capital gain)               0.00     (0.24)    (0.23)    (0.74)   (0.18)   (1.23)   (1.17)    0.00    (0.87)     0.00
                         ----------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period             $12.47    $11.75    $12.56    $11.92    $9.92   $10.49   $10.04   $13.33   $10.07    $12.87
                         ==============================================================================================
TOTAL RETURN
(without
sales charge)               6.13%    (4.5)%      7.4%     29.4%   (3.8)%    18.3%  (17.4)%    32.4%  (14.0)%     32.7%
RATIOS /
SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $203,544  $215,349  $294,492  $147,194  $28,299  $33,594  $36,282  $56,150  $60,394  $107,584
Ratio of
 Expenses to
 Average Net
 Assets                     2.16%      2.2%      2.2%      2.2%     2.6%     2.6%     2.3%     2.3%     2.4%      2.4%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (0.26)%    (0.2)%    (0.5)%    (0.1)%   (0.6)%   (0.2)%   (0.3)%   (0.7)%   (0.5)%    (0.9)%
Portfolio
 Turnover Rate            109.58%    169.8%     55.1%     67.6%   159.6%   107.1%    93.0%    83.6%    94.9%    134.0%
Average
 Commission
 Rate                       $0.00

1. Per share amounts based on average number of shares outstanding during the period 10/1/95-9/30/96.
*Annualized

12 PIMCO Funds: Multi-Manager Series

            Financial Highlights


            The following schedule of financial highlights for the Innovation Fund is for shares outstanding throughout the periods listed.


            INNOVATION FUND

                           Class A                 Class B           Class C
                           ----------------        ---------------   -----------------
                                    12/22/94-               5/22/95-           12/22/94-
                           9/30/96   9/30/95       9/30/96  9/30/95  9/30/96    9/30/95
                           ----------------        ---------------   -----------------
  Net Asset Value,
  Beginning of Period       $14.74    $10.00        $14.66   $11.81    $14.65    $10.00
                           ----------------        ---------------   -----------------
  Income From
   Investment Operations:
  Net Investment Loss        (0.07)    (0.06)(/1/)   (0.11)   (0.08)    (0.15)    (0.13)(/1/)
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                2.94      4.80          2.84     2.93      2.89      4.78
                           ----------------        ---------------   -----------------
  Total From Investment
   Operations                 2.87      4.74          2.73     2.85      2.74      4.65
                           ----------------        ---------------   -----------------
  Less Distributions:
  Distributions (from
   capital gain)             (0.35)     0.00         (0.35)    0.00     (0.35)     0.00
                           ----------------        ---------------   -----------------
  Net Asset Value,
   End of Period            $17.26    $14.74        $17.04   $14.66    $17.04    $14.65
                           ================        ===============   =================
  TOTAL RETURN (without
  sales charge)             19.86%     47.4%        18.99%    24.1%    19.08%     46.5%
  RATIOS / SUPPLEMENTAL
  DATA
  Net Assets, End of
   Period
    (in 000s)              $50,067   $28,239       $33,778   $6,509  $137,752   $63,952
  Ratio of Expenses to
   Average Net Assets        1.31%      1.4%*        2.06%     2.3%*    2.06%      2.2%*
  Ratio of Net Investment
   Income to
   Average Net Assets      (0.61)%    (0.6)%*      (1.36)%   (1.7)%*  (1.36)%    (1.4)%*
  Portfolio Turnover Rate  123.14%     86.1%       123.14%    86.1%   123.14%     86.1%
  Average Commission Rate    $0.06                   $0.06              $0.06

1. Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Advisor as more fully described in Note 3(a) to the Financial Statements in the PIMCO Advisors Funds' 1996 Annual Report.

*Annualized

                                                  January 14, 1997 Prospectus 13

            Financial Highlights


            The following schedule of financial highlights for the Precious Metals Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations under the Fund's former investment objective and policies through Novem-ber 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies been in ef-fect.


            PRECIOUS METALS FUND

                         Class A                                             Class B
                         -------------------------------------------------   ---------------
                                                                    2/1/91-           6/15/95-
                         9/30/96  9/30/95  9/30/94 9/30/93 9/30/92  9/30/91  9/30/96  9/30/95
                         -------------------------------------------------   ---------------
Net Asset
Value,
Beginning of
Period                    $12.33   $14.14   $10.32  $7.54   $7.51    $7.19    $11.90   $11.61
                         -------------------------------------------------   ---------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              0.03     0.07     0.08   0.06   (0.01)   (0.07)    (0.03)   (0.01)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)               (0.24)   (1.88)    3.74   2.72    0.04     0.39     (0.25)    0.30
                         -------------------------------------------------   ---------------
Total From
 Investment
 Operations                (0.21)   (1.81)    3.82   2.78    0.03     0.32     (0.28)    0.29
                         -------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                            0.00     0.00     0.00   0.00    0.00     0.00      0.00     0.00
Distributions
 (from
 capital gain)              0.00     0.00     0.00   0.00    0.00     0.00      0.00     0.00
                         -------------------------------------------------   ---------------
Total
 Distributions              0.00     0.00     0.00   0.00    0.00     0.00      0.00     0.00
                         -------------------------------------------------   ---------------
Net Asset
 Value,
 End of Period            $12.12   $12.33   $14.14 $10.32   $7.54    $7.51    $11.62   $11.90
                         =================================================   ===============
TOTAL RETURN
(without
sales charge)            (1.70)%  (12.8)%    37.0%  36.9%    0.4%     6.8%   (2.35)%     2.5%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                    $6,245   $7,670  $11,229 $3,425    $668     $514    $2,218     $251
Ratio of
 Expenses to
 Average Net
 Assets                    1.32%     1.4%     1.3%   1.4%    1.9%     2.1%*    2.07%     2.2%*
Ratio of Net
 Investment
 Income (Loss)
 to Average Net
 Assets                    0.19%     0.6%     0.6%   0.6%  (0.1)%   (1.4)%*  (0.56)%   (0.2)%*
Portfolio
 Turnover Rate            35.27%     8.7%    11.0%  10.0%   29.6%    19.4%    35.27%     8.7%
Average
 Commission
 Rate                      $0.02                                               $0.02
                         Class C
                         ------------------------------------------------------------------------
                                                                                        10/10/88-
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/90   9/30/89
                         ------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                    $11.90   $13.75   $10.11    $7.44   $7.46     $9.40   $9.86    $10.00
                         ------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)             (0.07)   (0.02)   (0.02)   (0.02)  (0.06)    (0.05)  (0.05)    (0.05)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)               (0.21)   (1.83)    3.66     2.69    0.04     (1.89)  (0.41)    (0.08)
                         ------------------------------------------------------------------------
Total From
 Investment
 Operations                (0.28)   (1.85)    3.64     2.67   (0.02)    (1.94)  (0.46)    (0.13)
                         ------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                    0.00     0.00     0.00     0.00    0.00      0.00    0.00     (0.01)
Distributions
 (from
 capital gain)              0.00     0.00     0.00     0.00    0.00      0.00    0.00      0.00
                         ------------------------------------------------------------------------
Total
 Distributions              0.00     0.00     0.00     0.00    0.00      0.00    0.00     (0.01)
                         ------------------------------------------------------------------------
Net Asset
 Value,
 End of Period            $11.62   $11.90   $13.75   $10.11   $7.44     $7.46   $9.40     $9.86
                         ========================================================================
TOTAL RETURN
(without
sales charge)            (2.35)%  (13.5)%    36.0%    35.9%  (0.3)%   (20.6)%  (4.7)%    (1.3)%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $37,609  $42,341  $62,825  $23,884  $6,633   $ 6,995  $9,918    $6,630
Ratio of
 Expenses to
 Average Net
 Assets                    2.07%     2.2%     2.1%     2.2%    2.6%      2.4%    2.4%      2.5%*
Ratio of Net
 Investment
 Income (Loss)
 to Average Net
 Assets                  (0.56)%   (0.2)%   (0.2)%   (0.2)%  (0.8)%    (0.8)%  (0.8)%    (0.6)%*
Portfolio
 Turnover Rate            35.27%     8.7%    11.0%    10.0%   29.6%     19.4%   22.5%      8.8%
Average
 Commission
 Rate                      $0.02

*Annualized

14 PIMCO Funds: Multi-Manager Series

            Financial Highlights



            The following schedule of financial highlights for the Tax Exempt Fund is for shares outstanding throughout the periods listed.


            TAX EXEMPT FUND

                         Class A                                               Class B
                         ----------------------------------------------------- -----------------
                                                                      3/14/91-          5/30/95-
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/96  9/30/95
                         ---------------------------------------------------   ---------------
Net Asset
Value,
Beginning of
Period                   $11.83   $11.21   $12.74   $11.94   $11.53    $11.30  $11.84    $11.90
                         ---------------------------------------------------   ---------------
Income From
 Investment Operations:
Net Investment
 Income                    0.62     0.57     0.56     0.61     0.65      0.38    0.53      0.16
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)              (0.01)    0.63    (1.31)    1.02     0.42      0.23    0.00     (0.07)
                         ---------------------------------------------------   ---------------
Total From
 Investment
 Operations                0.61     1.20    (0.75)    1.63     1.07      0.61    0.53      0.09
                         ---------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                          (0.52)   (0.58)   (0.58)   (0.64)   (0.66)    (0.38)  (0.44)    (0.15)
Dividends (in
 excess of net
 investment
 income)                  (0.05)    0.00     0.00     0.00     0.00      0.00   (0.04)     0.00
Distributions
 (from
 capital gain)             0.00     0.00    (0.20)   (0.19)    0.00      0.00    0.00      0.00
                         ---------------------------------------------------   ---------------
Total
 Distributions            (0.57)   (0.58)   (0.78)   (0.83)   (0.66)    (0.38)  (0.48)    (0.15)
                         ---------------------------------------------------   ---------------
Net Asset
 Value,
 End of Period           $11.87   $11.83   $11.21   $12.74   $11.94    $11.53  $11.89    $11.84
                         ===================================================   ===============
TOTAL RETURN
 (without
 sales charge)            5.22%    11.0%   (6.1)%    14.2%     9.5%     10.4%   4.54%      0.8%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $5,864   $2,701   $2,726   $2,852   $2,295      $321  $2,258      $228
Ratio of
 Expenses to
 Average Net
 Assets                   1.07%     1.1%     1.1%     1.1%     1.1%      1.1%*  1.82%      1.9%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               5.12%     5.0%     4.7%     5.0%     5.6%      5.8%*  4.37%      4.0%*
Portfolio
 Turnover Rate           49.33%    35.0%    63.2%    55.9%   107.4%    119.0%  49.33%     35.0%
                         Class C
                         -----------------------------------------------------------------------------------------
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/90  9/30/89  9/30/88  9/30/87
                         -----------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                    $11.82   $11.21   $12.73   $11.94   $11.53   $10.97   $11.10   $10.82   $10.23   $11.51
                         -----------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income                     0.52     0.48     0.47     0.52     0.58     0.62     0.63     0.65     0.65     0.66
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                0.00     0.62    (1.30)    1.01     0.41     0.56    (0.13)    0.28     0.59    (0.84)
                         -----------------------------------------------------------------------------------------
Total From
 Investment
 Operations                 0.52     1.10    (0.83)    1.53     0.99     1.18     0.50     0.93     1.24    (0.18)
                         -----------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                   (0.44)   (0.49)   (0.49)   (0.55)   (0.58)   (0.62)   (0.63)   (0.65)   (0.65)   (0.66)
Dividends (in
 excess of net
 investment
 income)                   (0.04)    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions
 (from
 capital gain)              0.00     0.00    (0.20)   (0.19)    0.00     0.00     0.00     0.00     0.00    (0.44)
                         -----------------------------------------------------------------------------------------
Total
 Distributions             (0.48)   (0.49)   (0.69)   (0.74)   (0.58)   (0.62)   (0.63)   (0.65)   (0.65)   (1.10)
                         -----------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period            $11.86   $11.82   $11.21   $12.73   $11.94   $11.53   $10.97   $11.10   $10.82   $10.23
                         =========================================================================================
TOTAL RETURN
 (without
 sales charge)             4.46%    10.1%   (6.7)%    13.3%     8.8%    11.0%     4.5%     8.8%    12.4%   (2.1)%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $47,082  $54,224  $68,214  $81,475  $52,113  $46,663  $46,630  $60,609  $63,261  $66,610
Ratio of
 Expenses to
 Average Net
 Assets                    1.82%     1.8%     1.8%     1.8%     1.8%     1.8%     1.7%     1.7%     1.8%     1.8%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets                4.37%     4.3%     4.0%     4.2%     4.9%     5.5%     5.6%     5.9%     6.1%     5.9%
Portfolio
 Turnover Rate            49.33%    35.0%    63.2%    55.9%   107.4%   119.0%    77.5%   203.6%   211.3%   204.4%

*Annualized
                                                  January 14, 1997 Prospectus 15

            Investment Objectives and Policies
            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary.

FUND        EQUITY INCOME FUND seeks current income as a primary investment
DESCRIP-    objective, and long-term growth of capital as a secondary objec-
TIONS       tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. For information on other in-vestment policies, see "Investment Objectives and Policies--Equity
            Funds." See "Characteristics and Risks of Securities and Invest-ment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more de-tails on investment practices and related risks. The Portfolio
            Manager for the Equity Income Fund is NFJ.

            RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").

               The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of comparable quali-
            ty). Securities rated Ba or below by Moody's or BB or below by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." Although the Fund may invest in such securities, it nei-ther invests nor has the present intention of investing 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in con-vertible securities that are in default at the time of acquisi-tion.

               The non-convertible debt securities in which the Fund may in-
            vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and se-curities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other in-vestment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Invest-ment Techniques" in this

16 PIMCO Funds: Multi-Manager Series

            Prospectus and "Investment Objectives and Policies" in the State-ment of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Renais-sance Fund is Columbus Circle.

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. For information on other investment poli-cies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Value Fund is NFJ.

            ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that repre-sents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio Manager uses quantitative techniques to con-struct a portfolio that consists of some, but not all, of the com-mon stocks that are represented in the S&P 500. The Fund may in-vest in common stock of foreign issuers if included in the index. The Fund is designed to meet simultaneously all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets, (ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer op-timization model analyzes the return pattern of thousands of port-folios that could be constructed from the securities in the S&P
            500. The Portfolio Manager's optimization process reweights or eliminates stocks that have not historically improved the perfor-mance or lowered the volatility of the Fund. The Fund is rebalanced quarterly. The Trust reserves the right to change the index whose total return the Fund will attempt to equal or exceed without shareholder approval, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations.

               The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures and options thereon. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Charac-teristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the En-hanced Equity Fund is Parametric.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valua
                                                  January 14, 1997 Prospectus 17
            tions. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

            GROWTH FUND seeks long-term growth of capital. Income is an inci-dental consideration. The Fund invests primarily in common stocks of companies with medium to large market capitalizations. The Fund may invest a portion of its assets in securities of foreign is-suers traded in foreign securities markets (not including Eurodol-lar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securi-ties of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Growth Fund is Columbus Circle.

            MID CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Growth Fund is Cadence.

            TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of compa-nies with medium market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of

18 PIMCO Funds: Multi-Manager Series

            Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Target Fund is Columbus Circle.

            SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager di-vides a universe of up to approximately 2,000 stocks into quar-tiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ra-tio than the S&P 500's P/E ratio or its industry average P/E ra-tio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated there-with. For information on other investment policies, see "Invest-ment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Pro-spectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Value Fund is NFJ.

            SMALL CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving funda-mentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earn-ings surprise screen. The Portfolio Manager believes that the mod-els identify the stocks in the universe exhibiting growth charac-teristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For in-formation on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Se-curities and Investment Techniques" in this Prospectus and "In-vestment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Growth Fund is Ca-dence.

            OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. EXCEPT TO THE EXTENT DESCRIBED UNDER "HOW TO BUY SHARES--LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVESTORS," THE FUND IS CLOSED TO NEW INVESTORS. The Fund invests primarily in common stocks of companies with market capitaliza-tions of less than $1 billion. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and

                                                  January 14, 1997 Prospectus 19

             "Investment Objectives and Policies" in the Statement of Addi-
            tional Information for more details on investment practices and related risks. The Portfolio Manager for the Opportunity Fund is Columbus Circle.

            MICRO CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improv-ing fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, in-cluding: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe ex-hibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price perfor-mance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "In-vestment Objectives and Policies--Equity Funds." See "Characteris-tics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the State-ment of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Micro Cap Growth Fund is Cadence.

            INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of interna-tional equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by com-panies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other con-siderations, to have underdeveloped securities markets. The Port-folio Manager applies two levels of screening in selecting invest-ments for the Fund. First, an active country selection model ana-lyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.

               Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctu-ations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward for-eign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in

20 PIMCO Funds: Multi-Manager Series
            stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Inter-national Developed Fund is Blairlogie.

            INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the po-tential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of the world, the Portfolio Manager will con-sider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circum-stances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes and on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts.

               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities mar-kets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American De-pository Receipts.

               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Inter-national Fund is Blairlogie.

                                                  January 14, 1997 Prospectus 21

            EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in coun-tries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free In-dex") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the coun-tries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

               For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

               Argentina    Greece        Jordan     Poland      Thailand
               Brazil       Hong Kong     Malaysia   Portugal    Turkey
               Chile        Hungary       Mexico     South AfricaVenezuela
               China        India         Pakistan   South Korea Zimbabwe
               Colombia     Indonesia     Peru       Sri Lanka
               Czech Republic
                            Israel        PhilippinesTaiwan

               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.

               Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in for-eign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may in-clude forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

               For information on other investment policies, see "Investment
            Objectives and Policies--Equity Funds." For a discussion of cer-tain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." See "Characteristics and Risks of Se-curities and Investment Techniques" in this Prospectus and "In-vestment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected

22 PIMCO Funds: Multi-Manager Series
            with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Sur-prise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technolo-gies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utiliza-tion of technologies, it is not restricted to investment in compa-nies in a particular business sector or industry.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Innovation Fund is Columbus Circle.

            PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfo-lio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."
               The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. The Fund has no present intention of investing directly in precious metals other than gold.

               The Fund does not presently intend to invest more than 10% of its assets in either precious metals such as gold bullion or in futures on precious metals, such as gold futures, and options thereon. The Fund may invest up to 100% of its assets in securi-ties principally traded on foreign securities markets and in secu-rities of foreign issuers that are traded on U.S. securities mar-kets, and may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal. At the present time, the Fund has no inten-tion of investing more than 5% of its assets in securities the value of which is linked to the price of a single precious metal.

               The Fund may invest without limit in securities of foreign is-
            suers traded in foreign securities markets. Investing in the secu-rities of foreign issuers involves special risks and considera-tions not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities, securities indexes, commodity indexes, and on foreign cur-rencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and precious metals; buy or sell foreign currencies; and enter into forward foreign currency contracts.
               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. For information on other investment


                                                 January 14, 1997 Prospectus 23
            policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Precious Metals Fund is Van Eck.

            BALANCED FUND seeks total return consistent with prudent invest-ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market in-struments will vary from time to time and will be determined by the Advisor. In determining the allocation of the Fund's assets among the three asset classes, the Advisor will employ asset allo-cation principles which take into account certain economic fac-tors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

               In managing the Fund, the Advisor uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Advisor for investment in common stock (the "Common Stock Segment") will be further allocated by the Advisor for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accor-dance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the in-vestment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Advisor.

               The portion of the assets of the Fund allocated by the Advisor for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Manage-ment. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corpo-rate debt securities, including convertible securities and corpo-rate commercial paper; mortgage-related and other asset-backed se-curities; inflation-indexed bonds issued both by governments and corporations; structured notes and loan participations; bank cer-tificates of deposit, fixed time deposits and bankers' accept-ances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.
               The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as deter-mined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Manage-ment to be of comparable quality. High yield fixed income securi-ties rated lower than Baa by Moody's or BBB by S&P, or of equiva-lent quality, are not

24 PIMCO Funds: Multi-Manager Series
            considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and compara-ble unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securi-ties ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in for-eign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.


               PIMCO Advisors will manage directly the assets of the Fund al-
            located for investment in money market instruments (the "Money Market Segment"). Because of the Fund's flexible investment poli-cy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Char-acteristics and Risks of Securities and Investment Techniques-- Portfolio Turnover."

               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another. See "Characteris-tics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the State-ment of Additional Information for more details on investment practices and related risks.

            TAX EXEMPT FUND seeks high current income exempt from federal in-come tax, consistent with preservation of capital, by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Tax Exempt Bonds"). Tax Exempt Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P, or which are similarly rated by another NRSRO, or if unrated, determined by the Portfolio Manager to be of qual-ity comparable to obligations so rated. Tax Exempt Bonds rated in the fourth highest rating category (e.g., Baa by Moody's) may be considered to possess some speculative characteristics by certain NRSROs.

               The Fund may invest up to 20% of its net assets, under normal market conditions, in any combination of (1) Tax Exempt Bonds which are rated at least Ba by Moody's or BB by S&P (or similarly rated by another NRSRO or, if unrated, determined by the Portfolio Manager to be of comparable quality) and (2) U.S. Government secu-rities, money market instruments or "private activity" bonds. Se-curities rated below investment grade and comparable unrated secu-rities are subject to greater risks than higher quality fixed in-come securities. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." For temporary defensive purposes the Fund may invest all or a portion of its assets in U.S. Government securities and money market instruments. The Fund may purchase put or call options on U.S. Government Securities, Tax Exempt Bonds and Tax Exempt Bond indexes, purchase and sell futures contracts on U.S. Government Securities, Tax Exempt Bonds and Tax Exempt Bond indexes, and pur-chase put and call options on such futures contracts. The Fund may enter into repurchase agreements with banks and broker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration; and purchase and sell securities on a when-issued or delayed

                                                  January 14, 1997 Prospectus 25
            delivery basis and enter into forward commitments to purchase se-curities. The Fund may also invest a portion or, for temporary de-fensive purposes, up to 100% of its assets in money market instru-ments.

               Dividends to Fund shareholders derived from money market in-
            struments and U.S. Government securities are taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on se-curities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain. See "Characteristics and Risks of Securities and In-vestment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Tax Exempt Fund is Columbus Circle.


EQUITY
FUNDS The Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Micro Cap Growth, International Developed and Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government se-curities, high quality debt securities (whose maturity or remain-ing maturity will not exceed five years), money market obliga-tions, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.

               The Renaissance, Growth, Target, Opportunity, International,
            Innovation and Precious Metals Funds (together with the Funds listed in the preceding paragraph, the "Equity Funds") will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may in-vest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

               One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies. Any of the Equity Funds may temporarily not contain the number of se-curities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Port-folio Manager's ability to prudently invest new monies.

               The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below) and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts ("ADRs"). The International Developed, International, Emerging Markets and Precious Metals Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market ob-ligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Pro-spectus and "Investment Objectives and Policies" in the Statement of Additional Information.

26 PIMCO Funds: Multi-Manager Series

DURATION
            Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, and the average portfolio duration of the Tax Exempt Fund will vary within a three- to ten-year time frame, based on the relevant Portfolio Manager's fore-cast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more pre-cise alternative to the concept of "term to maturity." Tradition-ally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Managers for the Fixed Income Securi-ties Segment of the Balanced Fund and the Tax Exempt Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.

            Characteristics and Risks of Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies, and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTSIN
COMPANIES
WITH SMALL
AND MEDIUM
MARKET
CAPITALIZATIONS

            Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is con-sidered to be less than $1 billion and large market capitalization is considered to be more than $5 billion. Under normal market con-ditions, the Small Cap Value, Small Cap Growth and Opportunity Funds will invest primarily in companies with market capitaliza-tions of $1 billion or less, and the Micro Cap Growth Fund will invest primarily in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in small-er, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are as-sociated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their secu-rities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, the disposition of se-curities to meet redemptions may require a Fund to sell these se-curities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.

                                                  January 14, 1997 Prospectus 27

               Many of the Funds may also invest in stocks of companies with medium market capitalizations. The Target Fund may invest primar-ily in such securities. Whether a U.S. issuer's market capitaliza-tion is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.


FOREIGNINVESTMENTS

            The International Developed, International and Emerging Markets Funds may invest directly in foreign equity securities; U.S. dol-lar- or foreign currency-denominated foreign corporate debt secu-rities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by do-mestic banks and representing the deposit with the bank of a secu-rity of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets, including ADRs, EDRs, and GDRs. The remaining Equity Funds and the Balanced Fund may also invest in ADRs. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance, Growth, Target, Opportunity and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Euro-dollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of for-eign issuers that are traded in U.S. markets.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income

28 PIMCO Funds: Multi-Manager Series
            distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purpos-es.

               Certain of the Funds and, in particular, the Emerging Markets
            Fund, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed coun-tries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer pe-riods of relative illiquidity, and are characterized by signifi-cant price volatility. There is a risk in emerging market coun-tries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or con-fiscatory taxation, seizure, nationalization, or creation of gov-ernment monopolies, any of which may have a detrimental effect on a Fund's investment.

               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets.


FOREIGN
CURRENCY    Foreign currency exchange rates may fluctuate significantly over
TRANSACTIONSshort periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the rela-tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               The Renaissance, Growth, Target, Opportunity, International De-
            veloped, International, Emerging Markets, Innovation, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. In addition, the International Developed, In-ternational, Emerging Markets, Precious Metals and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency ex-change contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a for-ward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the cur-rency it will receive for the duration of the contract. As a re-sult, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the


                                                  January 14, 1997 Prospectus 29
            value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another cur-rency. Contracts to sell foreign currency would limit any poten-tial gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to bene-fit from favorable fluctuations in relevant foreign currencies.
            The International Developed, International and Emerging Markets Funds may also enter into hedging contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International Developed, International and Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than an-ticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segre-gated account to cover its obligations under forward foreign cur-rency exchange contracts entered into for non-hedging purposes.

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1) short-term U.S. Government securities;

               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSRO's, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obli-gations") or foreign branches of U.S. banks ("Eurodollar obli-gations");

               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager;

               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obliga-tions rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's high-est grade, or, if unrated, determined to be of comparable qual-ity by the Advisor or a Portfolio Manager; and

               (5) repurchase agreements with domestic commercial banks or registered broker-dealers.


            The Balanced Fund may invest in mortgage-related securities, and
MORTGAGE-   in other asset-backed securities (unrelated to mortgage loans)
RELATEDAND that are offered to investors in the future. The value of some OTHERASSET- mortgage-related or asset-backed securities in which the Fund in-
BACKED      vests may be particularly sensitive to changes in prevailing in-
SECURITIES  terest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to fore-cast interest rates and other economic factors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or

30 PIMCO Funds: Multi-Manager Series
            foreclosure, net of fees and costs which may be incurred) may ex-pose the Fund to a lower rate of return upon reinvestment of prin-cipal. Also, if a security subject to prepayment has been pur-chased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when in-terest rates rise, the value of a mortgage-related security gener-ally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and vol-atility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security be-yond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages in-crease the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typi-cally collateralized by portfolios of mortgage pass-through secu-rities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

                                                  January 14, 1997 Prospectus 31

               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on the Fund's yield to maturity from these securities. The Balanced Fund has adopted a policy under which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. For a discussion of the characteris-tics of some of these instruments, see the Statement of Additional Information.


TAX EXEMPT  The Tax Exempt Fund invests in Tax Exempt Bonds which are gener-
BONDS ally issued by states and local governments and their agencies, authorities and other instrumentalities. Tax Exempt Bonds are sub-ject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The is-suer of a Tax Exempt Bond may make such payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, or (3) a particular fa-cility or project. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Tax Exempt Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Tax Exempt Bonds.


CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.


RISKS OF
HIGH YIELD The Renaissance, Balanced and Tax Exempt Funds may invest a por-SECURITIES tion of their assets in fixed income securities rated lower than
("JUNK      Baa by Moody's or lower than BBB by S&P but rated at least B by
BONDS")     Moody's or S&P or, if not rated, determined by the Portfolio Man-
            ager to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

32 PIMCO Funds: Multi-Manager Series

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corre-sponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a further de-scription of these rating categories, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated high yield securities believed by the Advisor or the relevant Portfolio Man-ager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.

              RATED


                         1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH
                       -----------------------------------------------------
           Renaissance*  5.06  --  --  -- 2.94 4.16  --  --  --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                     TOTAL
                         1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH UNRATED
                       -----------------------------------------------------
           Renaissance*    --  --  --  --   -- 1.58  --  --  --  --  1.58

            *Represents holdings of the PIMCO Advisors Equity Income Fund for its fiscal year ended September 30, 1996. The Equity Income Fund reorganized as the Renaissance Fund of the Trust on January 17, 1997.

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


DERIVATIVE
INSTRUMENTS Certain Funds may purchase and write call and put options on secu-
            rities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Renaissance, Growth, Target, Opportunity, International Developed, International, Emerging Markets, Innovation, Precious Metals and Balanced Funds may engage in the purchase and writing of call and put options on securities; each of these Funds, along with the En-hanced Equity Fund, may engage in the purchase and writing of op-tions on securities indexes. The Tax Exempt Fund may purchase call or put options on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes. The Precious Metals Fund may purchase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securities may engage in

                                                  January 14, 1997 Prospectus 33
            the purchase and writing of call and put options on foreign cur-rencies. The International Developed, Emerging Markets and Bal-anced Funds may also enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in in-terest rates, foreign currency exchange rates or securities pric-es; and for the International Developed, International and Emerg-ing Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies.
            Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees
            (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

               For these purposes, derivative instruments are deemed to con-
            sist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfo-lio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio secu-rity at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, COMMODITY INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on secu-rities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund in-tends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss de-pending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit im-mediate satisfaction of the Fund's obligation as writer of the op-tion. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying

34 PIMCO Funds: Multi-Manager Series
            security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing pur-chase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the under-lying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exer-cise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading re-strictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

               For each of the Renaissance, Growth, Target, Opportunity, In-
            ternational, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

               The International Developed, International, Emerging Markets,
            Precious Metals and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

            SWAP AGREEMENTS The International Developed and Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or se-curities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trust-ees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment re-striction concerning senior securities. A Fund will not enter into a swap agreement

                                                  January 14, 1997 Prospectus 35
            with any single party if the net amount owed or to be received un-der existing contracts with that party would exceed 5% of the Fund's assets.

               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Enhanced Equity, International Developed, International, Emerging Markets, Precious Metals and Balanced Funds may invest in stock index futures contracts and options thereon. The International Devel-oped, International, Emerging Markets, Precious Metals and Bal-anced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Tax Exempt Fund may purchase and sell futures contracts on U.S. Government securities and Tax Exempt Bonds, as well as purchase put and call options on such futures contracts. These Funds may engage in such futures transac-tions as an adjunct to their securities activities.

               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

36 PIMCO Funds: Multi-Manager Series

PRECIOUS
METALS The Precious Metals Fund will concentrate its investments in the precious metals industry. Prices of precious metals can be ex-pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in precious metal-related activities may be subject to ex-treme fluctuations, reflecting wider economic or political insta-bility or for other reasons.


LOANS OF
PORTFOLIO   For the purpose of achieving income, each Fund (with the exception
SECURITIES  of the Tax Exempt Fund) may lend its portfolio securities to bro-
            kers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Gov-ernment securities, cash or cash equivalents (negotiable certifi-cates of deposit, bankers' acceptances or letters of credit) main-tained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either in-terest, through investment of cash collateral by the Fund in per-missible investments, or a fee, if the collateral is U.S. Govern-ment securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. Short sales expose the Fund to the risk that it will be required to pur-chase securities to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.


FORWARD     Each Fund may purchase securities which it is eligible to purchase
COMMITMENTS,on a when-issued basis, may purchase and sell such securities for WHEN-ISSUED delayed delivery and may make contracts to purchase such securi-AND DELAYED ties for a fixed price at a future date beyond normal settlement
DELIVERY    time (forward commitments). When-issued transactions, delayed de-
TRANSACTIONSlivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.


REPURCHASE
AGREEMENTS  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

                                                  January 14, 1997 Prospectus 37

REVERSE
REPURCHASE A reverse repurchase agreement may for some purposes be considered AGREEMENTS borrowing that involves the sale of a security by a Fund and its
AND OTHER   agreement to repurchase the instrument at a specified time and
BORROWINGS  price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor or Portfolio Manager in accordance with procedures established by the Board of Trustees maturing not later than the expiration of the reverse repurchase agreement to cover its obligations under reverse repurchase agree-ments. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for in-vestment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional In-formation. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfo-lio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains. See
            "Taxes." The portfolio turnover rate for each Fund which offered
            Class A, Class B or Class C shares prior to the date of this Pro-spectus is set forth under "Financial Highlights." Portfolio turn-over for the remaining Funds which offered Institutional or Admin-istrative Class shares prior to the date of this Prospectus is in-corporated by reference in the Statement of Additional Informa-tion.


ILLIQUID
SECURITIES  Each of the Equity Income, Value, Enhanced Equity, Capital Appre-
            ciation, Mid Cap Growth, Small Cap Value, Small Cap Growth and Balanced Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of the Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual re-strictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). Each of the Renaissance, Growth, Target, Opportunity, Micro Cap Growth, International Developed, Interna-tional, Emerging Markets, Innovation, Precious Metals and Tax Ex-empt Funds may invest in securities that are illiquid so long as no more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to sig-nificant delays in disposing of illiquid securities, and transac-tions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liq-uid securities.

               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Se-curities Act of 1933 and certain commercial paper that the Advisor or a Portfolio Manager has determined to be liquid under proce-dures approved by the Board of Trustees).

38 PIMCO Funds: Multi-Manager Series

INVESTMENT
IN
INVESTMENTCOMPANIES

            The International Developed, International and Emerging Markets Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled ac-counts or other investment vehicles which invest in foreign mar-kets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.


CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

            The investment objective of each of the Renaissance, Growth, Tar-get, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the out-standing shares of that Fund. If there is a change in a Fund's in-vestment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an ap-propriate investment in light of their then current financial po-sition and needs.
"FUNDAMENTAL"
POLICIES

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.

               All Funds may include the total return of Class A, Class B and/or Class C shares in advertisements or other written material. When a Fund advertises its total return with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and in-formal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to reflect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribution and servic-ing fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the incep-tion of the Fund) by the amount of such higher expenses, com-pounded over the relevant period. Total return for each class is measured by comparing the value of an investment in


                                                  January 14, 1997 Prospectus 39
            the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). The Funds may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to re-flect the cumulative impact of alternative fee and expense struc-tures, such as the currently effective advisory and administrative fees for the Funds.

               Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The Tax Exempt Fund may also advertise the tax equivalent yield of its Class A, Class B and Class C shares, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax ex-empt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

               The Adviser and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.

               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How To Buy Shares

            Class A, Class B (except the Opportunity Fund) and Class C shares of each Fund (except the Small Cap Growth and Micro Cap Growth Funds) of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribution Company (the "Dis-tributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("intro-ducing brokers"). EXCEPT TO THE EXTENT DESCRIBED UNDER "LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVESTORS" BE-LOW, THE OPPORTUNITY FUND IS CLOSED TO NEW INVESTORS. SEE "RE-STRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTUNITY FUND." THE OPPORTUNITY FUND DOES NOT OFFER CLASS B SHARES. CLASS A, CLASS B AND CLASS C SHARES OF THE SMALL CAP GROWTH AND MICRO CAP GROWTH FUNDS ARE NOT OFFERED AS OF THE DATE OF THIS PROSPEC-TUS; HOWEVER, INVESTMENT OPPORTUNITIES IN CLASS A, CLASS B AND CLASS C SHARES OF THESE FUNDS MAY BE AVAILABLE IN THE FUTURE.

40 PIMCO Funds: Multi-Manager Series

               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application included with this Prospectus (an "Ac-count Application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as deal-
            er).

               Each Fund (except the Opportunity, Small Cap Growth and Micro
            Cap Growth Funds) currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). The Op-portunity Fund does not offer Class B shares and the Small Cap Growth and Micro Cap Growth Funds do not offer Class A, Class B or Class C shares as of the date of this Prospectus. Institutional Class and Administrative Class shares of certain of the Funds are offered through a separate prospectus. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the elec-tion of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge al-ternative"). In certain circumstances Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrange-ments." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the ap-plicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               Except for gifts to minors or purchases through the PIMCO Auto
            Invest plan, the PIMCO Auto Exchange plan and tax-qualified pro-grams referred to below, the minimum initial investment in Class A, Class B or Class C shares of the Trust is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. The minimum initial investment for gifts to minors is $250 per Fund. For information about dealer commissions, see "Alterna-tive Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through partici-pating brokers are held in the investor's account with that bro-ker. No share certificates will be issued unless specifically re-quested in writing by an investor or broker-dealer.

DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application in-cluded with this Prospectus. All shareholders who open direct ac-counts with the Distributor will receive from the Distributor in-dividual confirmations of each purchase, redemption, dividend

                                                  January 14, 1997 Prospectus 41
            reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distribution Company, along with a completed applica-tion form to:

                PIMCO Funds Distribution Company
                P.O. Box 5866
                Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and ex-cept during periods when an Automatic Withdrawal Plan is in ef-fect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distribution Com-pany and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."

TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs) for which First
RETIREMENT  National Bank of Boston serves as trustee and for IRA Accounts es-
PLANS       tablished with Form 5305-SIMPLE under the Internal Revenue Code.
            These accounts include Simplified Employee Pension Plan (SEP) and
            Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts, and prototype documents. In addition, prototype docu-ments are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial and subsequent investment in any Fund for tax-qualified plans is $25.

PIMCO AUTO
INVEST The PIMCO Auto Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank ac-count. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which

42 PIMCO Funds: Multi-Manager Series
            shares are purchased through the plan. Further information regard-ing the PIMCO Auto Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appro-priate section on the Account Application, or you may obtain an Auto Invest Application by calling the Distributor or your broker.

PIMCO AUTO  The PIMCO Auto Exchange plan establishes regular, periodic ex-
EXCHANGE    changes from one Fund to another Fund or a series of PIMCO Funds:
            Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration. Ex-changes for shares of the Opportunity Fund are currently re-stricted to the extent provided under "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund" below. The Small Cap Growth and Micro Cap Growth Funds do not currently offer Class A, Class B or Class C shares and exchanges for these classes of these Funds are not currently available.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by tele-phone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO FUND  PIMCO Fund Link ("Fund Link") connects your Fund account with a
LINK bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Re-deem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such pur-chases, call 800-852-8457. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distribu-tor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

            LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVEST-ORS As described below under "Restrictions on Sales of and Ex-changes for Shares of the Opportunity Fund," shares of the Oppor-tunity Fund are normally not available for purchase by new invest-ors in the Fund. However, beginning January 27, 1997, the Opportu-nity Fund will begin offering Class A shares (and Class C shares to the extent determined by the Distributor as described below) to new investors (the "Offering") on a limited basis as described be-low.
                                                   January 14, 1997 Prospectus

               During the first ten business days of the Offering, only Class
            A Opportunity Fund shares will be offered. During such period, there will be an aggregate purchase minimum of $20,000 (per ac-count, per transaction) and an aggregate purchase maximum of $250,000 (per account, per transaction) of Class A shares. The Distributor may adjust the length of this period and the minimum and maximum purchase levels for Class A shares, and may determine that, after the period, Class C shares of the Fund will also be offered at minimum and maximum purchase levels established by the Distributor.

               Employees of the Advisor, any affiliated Portfolio Manager and the Distributor (and any spouse or child of any such employee, or any trust, profit sharing or pension plan for the benefit of any such employee) may acquire Opportunity Fund shares during the Of-fering for a minimum aggregate investment of $1,000.

               With the exception of certain benefit plans not currently eli-
            gible to acquire Opportunity Fund shares, all investors eligible to purchase shares of other Funds of the Trust may participate in the Offering. Existing Class A shareholders (and to the extent Class C shares are offered, Class C shareholders) of other Funds of the Trust or series of PIMCO Funds: Pacific Investment Manage-ment Series may, in addition to purchasing shares, acquire Oppor-tunity Fund shares during the Offering by exchanging their Class A (or Class C) shares for the same class of Opportunity Fund shares in the manner described under "Exchange Privilege" below.

               The Offering will close (and the Opportunity Fund will again be closed to new investors) at the close of business on the day (the "Closing Date") on which an aggregate gross amount of $250 million of the Fund's Class A and Class C shares has been sold to new in-vestors (including shares acquired through exchanges as described above). Shares purchased and subsequently redeemed during the Of-fering will not be resold during the Offering. All purchase orders for the Opportunity Fund's shares received on the Closing Date will be honored even if the result would be to exceed the $250 million limit. However, if purchase orders for an aggregate of greater than $250 million of Opportunity Fund Class A shares are received on January 27, 1996 (the commencement date of the Offer-ing), aggregate gross sales will be limited to $250 million and will be allocated among the potential purchasers by the Distribu-tor as it deems appropriate.
               For additional information regarding the terms of the Offering, please contact the Distributor (at 800-426-0107) or your broker.

            RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTU-NITY FUND Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above, shares of the Opportunity Fund are not available for purchase by new in-vestors in the Fund. The following categories of existing share-holders will still be permitted to purchase additional shares of the Fund: (i) shareholders who owned shares of the Opportunity Fund on December 31, 1992 will be permitted to purchase additional shares of the Fund for as long as they continue to own some shares of the Fund; (ii) participants in any self-directed qualified ben-efit plan (for example, 401(k), 403(b) and Keogh Plans, but not IRAs or SEP IRAs) that owned Opportunity Fund shares on March 1, 1993 for any single plan participant will be eligible to direct the purchase of the Fund's shares by their plan account for so long as the plan continues to own some shares of the Fund for any single plan participant; and (iii) shareholders who acquire shares during the Offering described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above will be permitted to purchase additional shares of the Fund for as long as they con-tinue to own some shares of the Fund. In the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such sharehold-er, or the participants in such plan, will no longer be eligible to purchase shares of the Opportunity Fund. The Opportunity Fund does not offer Class B shares to new or existing investors.
               Shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the sharehold-ers are independently eligible to purchase Opportunity Fund shares because they already owned such

44 PIMCO Funds: Multi-Manager Series
            shares of the Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above) or acquired such shares during the Offering described under "Lim-ited Offering of Shares of the Opportunity Fund to New Investors" above.
               The Trust reserves the right at any time to modify these re-
            strictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.

SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRATIONing to the Transfer Agent. Signature guarantees may be required.
CHANGES     See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

               PIMCO Funds Distribution Company

               P.O. Box 5866

               Denver, CO 80217-5866

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through a separate prospectus, certain of the Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares, to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corpora-tions and other high net worth individuals. Institutional Class shares and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operat-ing expenses, Administrative Class and Institutional Class shares are generally expected to achieve a higher investment return than Class A, Class B or Class C shares. To obtain more information about Institutional Class or Administrative Class shares, please call the Distributor at 800-426-0107.

               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the contingent deferred sales charges applicable to Class A, Class B and Class C shares.

                                                  January 14, 1997 Prospectus 45

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative -- Class A Shares -- Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative -- Class B Shares" below.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

               The maximum single purchase of Class B shares accepted is
            $249,999. The maximum single purchase of Class C shares accepted is $999,999. The Funds may refuse any order to purchase shares.

               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separa-tion from service and attaining age 55; (ii) any partial or com-plete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

46 PIMCO Funds: Multi-Manager Series

            (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with ter-mination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; (vi) certain periodic redemptions under an Automatic With-drawal Plan from an account meeting certain minimum balance re-quirements, in amounts meeting certain maximums established from time to time by the Distributor; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Advisor; (viii) redemp-tions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemp-tions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions ef-fected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases; or
            (xiii) redemptions in connection with IRA accounts established with Form 5305--SIMPLE under the Code for which the Trust is the designated financial institution.

               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a dis-tribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) of up to 10% per year of the value of an account subject to an Automatic With-drawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.


                                                  January 14, 1997 Prospectus 47

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNA-    investors that purchase $1,000,000 or more of any Fund's Class A
TIVE--      shares (and thus pay no initial sales charge) may be subject to a
CLASS A     1% CDSC if they redeem such shares during the first 18 months af-
SHARES      ter their purchase.


              ALL FUNDS EXCEPT TAX EXEMPT FUND

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
              ----------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
              ----------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
              ----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
              ----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
              ----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
              ----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)


              TAX EXEMPT FUND

                                                                DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE AS COMMISSION
           AMOUNT OF            % OF NET        % OF PUBLIC     TO DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE  PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         4.71%           4.50%           4.00%
              -----------------------------------------------------------------------
           $50,000 - $99,999    4.17%           4.00%           3.50%
              -----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%           3.00%
              -----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%           2.00%
              -----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%           1.75%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)      0.50%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charge" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund except the Tax Exempt Fund, according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to
            $5,000,000, and 0.25% of amounts over $5,000,000; and for Class A shares of the Tax Exempt Fund, according to the following sched-ule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional

48 PIMCO Funds: Multi-Manager Series
            payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Pacific Investment Manage-ment Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an in-dividual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

                  (i) the investor's current purchase;

                  (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum of-fering price; and

                  (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the Tax Exempt Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.

               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).

                                                  January 14, 1997 Prospectus 49

               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current Class A share-holder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker par-ticipating in this program.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a sharehold-er's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Dis-tributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, to a spouse or child of such person or to any trust, profit sharing or pension plan for the benefit of any such person, (b) current or retired trustees of PIMCO Funds: Pa-cific Investment Management Series and Cash Accumulation Trust, registered investment companies for which the Advisor or an affil-iate acts as investment adviser, (c) current registered represent-atives and other full-time employees of participating brokers or such persons' spouses, (d) trustees or other fiduciaries purchas-ing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan as-sets, (e) trustees or other fiduciaries purchasing shares for cer-tain employer-sponsored plans, the trustee, fiduciary or adminis-trator for which has an agreement with the Distributor with re-spect to such purchases, (f) participants investing through ac-counts known as "wrap accounts" established with brokers or deal-ers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment manage-ment services, (g) broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products for which a fee is charged, and
            (h) trust accounts for which trust companies affiliated with the Trust or the Advisor serve as trustee. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) or
            (e) in this paragraph.

            An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient in-formation at the time of purchase

50 PIMCO Funds: Multi-Manager Series
            to verify that each purchase qualifies for the privilege or dis-count. Upon such notification, the investor will receive the low-est applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               For more information about the Class A CDSC, call the Distribu-
            tor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce cli-ents' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such in-stances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them ac-cess to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.


DEFERRED    Class B shares are sold at their current net asset value without
SALESCHARGE any initial sales charge. The full amount of an investor's pur-
ALTERNA-    chase payment will be invested in shares of the Fund(s) selected.
TIVE--      A CDSC will be imposed on Class B shares if an investor redeems an
CLASS B     amount which causes the current value of the investor's account
SHARES      for a Fund to fall below the total dollar amount of purchase pay-
            ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. Class B shares are not available for purchase by employer sponsored retirement plans. The Opportunity Fund does not offer Class B shares.

                                                  January 14, 1997 Prospectus 51

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   5
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.

               The following example will illustrate the operation of the
            Class B CDSC:

                   Assume that an individual opens an account and makes a pur-
                chase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without in-curring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.

               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements --Waiver of Contingent Deferred Sales Charges."
               For more information about the Class B CDSC, call the Distribu-
            tor at 800-426-0107.

52 PIMCO Funds: Multi-Manager Series

ASSET
BASEDSALES
CHARGE
ALTERNATIVE --
CLASS C
SHARES
            Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).

               The following example will illustrate the operation of the
            Class C CDSC:

                   Assume that an individual opens an account and makes a pur-
                chase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without in-curring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.

               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               For more information about the Class C CDSC, contact the Dis-
            tributor at 800-426-0107.

                                                  January 14, 1997 Prospectus 53

            Exchange Privilege


            Except with respect to exchanges for shares of the Opportunity Fund (which are currently subject to certain restrictions), and the Small Cap Growth and Micro Cap Growth Funds (of which Class A, Class B and Class C shares are not currently offered), a share-holder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For information on restrictions applicable to ex-changes of shares for shares of the Opportunity Fund, see "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restrictions on Sales of and Exchanges for Shares of the Opportu-nity Fund" under "How to Buy Shares" above. Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Man-agement Series, an affiliated mutual fund family comprised primar-ily of fixed income portfolios managed by Pacific Investment Man-agement, an affiliate of the Advisor. There are currently no ex-change fees or charges. Except with respect to tax-qualified pro-grams and exchanges effected through the PIMCO Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase re-quirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866 or, un-less the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Trans-fer Agent at 800-852-8457. The Trust will employ reasonable proce-dures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m. Eastern time and the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

PIMCO AUTO
EXCHANGE Investors may also select the PIMCO Auto Exchange plan which es-tablishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Auto Exchange" above."

54 PIMCO Funds: Multi-Manager Series

            How To Redeem


            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Fund Link. In the event a shareholder or participants in certain self-directed qualified employee benefit plans eligible to purchase shares of the Opportunity Fund redeem(s) all of the shareholder's or the participants' shares of the Fund (including shares acquired during the Offering described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors" above), such shareholder or participants in such plans will no longer be eligible to purchase shares of the Opportunity Fund. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

            DIRECT REDEMPTION A shareholder's original Account Application permits the shareholder to redeem by written request and by tele-phone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

            WRITTEN REQUESTS (Does not apply to shares held in broker "street name" accounts.) To redeem shares in writing (whether or not rep-resented by certificates), a shareholder must send the following items to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866: (1) a written request for re-demption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemp-tions described below, a guarantee of all signatures on the writ-ten request or on the share certificate or accompanying stock pow-er, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other orga-nizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the

                                                  January 14, 1997 Prospectus 55
            shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for re-demptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or trans-fer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call 1-800-426-
            0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.

            TELEPHONE REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) The Trust accepts telephone requests for redemption of uncertificated shares for amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Ac-count Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in ac-count information must be made in a written authorization with a signature guarantee. See "How to Buy Shares--Signature Guarantee." Telephone redemptions will not be accepted during the 30-day pe-riod following any change in an account's record address.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the se-curities markets, the volume of calls may make it difficult to re-deem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Re-quests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

56 PIMCO Funds: Multi-Manager Series

            FUND LINK REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trad-ing (normally 4:00 p.m. Eastern time) on the Exchange on a busi-ness day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the desig-nated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Ex-change, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certifi-cated form. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares--PIMCO Fund Link" for information on establishing the Fund Link privi-lege. The Trust may terminate the Fund Link program at any time without notice to shareholders.

            EXPEDITED WIRE TRANSFER REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has given au-thorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previ-ously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being re-deemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer re-demptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank ac-count designated to receive wire redemption proceeds, it is neces-sary to send a written request with signatures guaranteed to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy Shares--Signature Guarantee."

            CERTIFICATED SHARES To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guar-antee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., un-der the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The re-demption request and stock power must be signed exactly as the ac-count is registered, including indication of any special capacity of the registered owner.


                                                  January 14, 1997 Prospectus 57

            AUTOMATIC WITHDRAWAL PLAN An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Auto-matic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal Plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the ad-dress of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distri-butions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through rein-vestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participat-ing brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with

58 PIMCO Funds: Multi-Manager Series
            the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

            CLASS A SERVICING FEES: As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Fund's average daily net assets at-tributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES: As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%

               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-dered even if the amount paid exceeds the Distributor's expenses.

               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds'

                                                  January 14, 1997 Prospectus 59
            shares of the same class. In reporting its expenses to the Trust-ees, the Distributor itemizes expenses that relate to the distri-bution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following per-centages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

              ALL FUNDS(/1/)

                            SERVICING DISTRIBUTION
                            FEE       FEE
              ------------------------------------
           Class A          .25%      N/A
              ------------------------------------
           Class B (/2/)    .25%      None
              ------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
              ------------------------------------
           Class C (/3/)
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advi-sors may pay participating brokers and other intermediaries for sub-transfer agency and other services.

               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

60 PIMCO Funds: Multi-Manager Series

               From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and, in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of Class B and Class C shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. Class B and Class C Distribu-tion and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to the date of this Prospectus in re-spect of certain series of PIMCO Advisors Funds that were prede-cessors of the Funds listed below. The remaining Funds did not of-fer Class B or Class C shares prior to the date of this Prospec-tus. As of September 30, 1996, such expenses were approximately $11,408,000 in excess of payments under the PIMCO Advisors Funds' Class B Distribution and Servicing Plan and $2,822,000 in excess of payments under the PIMCO Advisors Funds' Class C Distribution and Servicing Plan. The allocation of such excess (on a pro rata basis) among the predecessors to the Funds listed below as of Sep-tember 30, 1996 was a follows:

              EXCESS EXPENSES*

                                 CLASS B                           CLASS C
              --------------------------------------------------------------------------------------
                                                  (AS A PERCENTAGE                  (AS A PERCENTAGE
                                 ($ IN THOUSANDS) OF NET ASSETS)   ($ IN THOUSANDS) OF NET ASSETS)
              --------------------------------------------------------------------------------------
           Renaissance Fund        621            3.96             140              .06
              --------------------------------------------------------------------------------------
           Growth Fund           1,474            3.96             884              .06
              --------------------------------------------------------------------------------------
           Target Fund           1,972            3.96             595              .06
              --------------------------------------------------------------------------------------
           Opportunity Fund        N/A             N/A             488              .06
              --------------------------------------------------------------------------------------
           International Fund      233            3.96             124              .06
              --------------------------------------------------------------------------------------
           Innovation Fund       1,336            3.96              84              .06
              --------------------------------------------------------------------------------------
           Precious Metals Fund     88            3.96              23              .06
              --------------------------------------------------------------------------------------
           Tax Exempt Fund          89            3.96              29              .06

            * The table lists such excess expenses, as of September 30, 1996, for predecessor series of PIMCO Advisors Funds which reorganized as the listed Funds of the Trust.

            How Net Asset Value is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Portfolio securities for which market quotations are read-ily available are valued at market value. Fixed income securities generally are valued on the basis of quotations obtained from bro-kers and dealers or pricing services, which take into account ap-propriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines estab-lished by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose du-rations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at am-ortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and op-tions on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International Developed, International, Emerging Markets and Precious Metals Funds may not take place con-temporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the

                                                  January 14, 1997 Prospectus 61

            Trust's procedures, the prices of foreign securities are deter-mined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined ear-lier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calcula-tion of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between the classes.

            Distributions

            Shares begin earning dividends on the effective date of purchase, which is the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and dividends, if any, will be declared daily and paid monthly to shareholders of record of the Tax Exempt Fund and declared and paid quarterly to shareholders of record by the Equity Income, Renaissance, Value and Balanced Funds. Net invest-ment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the En-hanced Equity, Capital Appreciation, Growth, Mid Cap Growth, Tar-get, Small Cap Value, Small Cap Growth, Opportunity, Micro Cap Growth, International Developed, International, Emerging Markets, Innovation and Precious Metals Funds. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net realized short-term capi-tal gains may be paid more frequently.

               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust as described below, at net asset value of such Fund, unless the shareholder elects to re-ceive cash (either paid to shareholders directly or credited to their account with their participating broker). Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested divi-dends.

               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund or series selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-852-8457. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

62 PIMCO Funds: Multi-Manager Series

            Taxes


            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any dis-tributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to share-holders or, in some cases, as capital gain. Certain dividends de-clared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on divi-dends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
               Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Tax Exempt Bonds are expected to be des-ignated by the Fund as "exempt-interest dividends," and sharehold-ers may exclude such dividends from gross income for federal in-come tax purposes. However, if a shareholder receives social secu-rity or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative mini-mum tax liability of shareholders already subject to this tax. Other distributions from the Tax Exempt Fund may constitute tax-able income, and any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Tax Exempt Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Tax Exempt Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemp-tion for "exempt-interest dividends" attributable to Tax Exempt Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of in-come the Tax Exempt Fund receives on Tax Exempt Bonds that was paid out as dividends during the preceding year.

               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Tax Exempt Fund in-vests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Tax Exempt Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Tax Exempt Fund for corpora-tions, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative mini-mum taxable income will be increased by a percentage of the amount by which the

                                                  January 14, 1997 Prospectus 63
            corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise deter-mined to be alternative minimum taxable income. Accordingly, an investment in the Tax Exempt Fund may cause shareholders to be subject to (or result in an increased liability under) the alter-native minimum tax.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1987 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences.
            If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."


INVESTMENT  PIMCO ADVISORS serves as investment adviser to the Funds pursuant
ADVISOR to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of November 30, 1996 were approxi-mately $111 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substan-tial interest in PIMCO Advisors through direct or indirect owner-ship of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indi-rectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the func-tional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center

64 PIMCO Funds: Multi-Manager Series

            Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Ex-change Commission. PIMCO Advisors currently has six subsidiary partnerships: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management and Parametric.

               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO
MANAGERS Pursuant to portfolio management agreements, PIMCO Advisors em-ploys Portfolio Managers to provide investment advisory services to all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors compensates the Portfolio Manag-ers from its advisory fee (not from the Trust). Under these agree-ments, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the por-tion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

            COLUMBUS CIRCLE manages the Renaissance Fund, the Growth Fund, the Target Fund, the Opportunity Fund, the Innovation Fund and the Tax Exempt Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Co-lumbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of November 30, 1996 of ap-proximately $14 billion. Columbus Circle's address is Metro Cen-ter, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.

               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds (except the Tax Exempt Fund) with a view to investing in growing companies that are surprising the market with business results that are better than anticipated. The Trust has been informed that investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio man-ager. No person is primarily responsible for making recommenda-tions to that committee.

            CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Ca-dence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced opera-tions in 1988. Accounts managed by Cadence had combined assets as of November 30, 1996 of approximately $3.3 billion. Cadence's ad-dress is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the Se-curities and Exchange Commission.

               David B. Breed, William B. Bannick, Katherine A. Burdon, Eric
            M. Wetlaufer and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the


                                                  January 14, 1997 Prospectus 65

            Chief Executive Officer, and a founding partner of Cadence, and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 11 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment man-agement experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. Wetlaufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment manage-ment experience. He previously served as Vice President of North-field Information Services. Mr. Wetlaufer joined the predecessor of Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Man-agement of Cadence and has 19 years' investment management experi-ence. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the Univer-sity of Massachusetts, and is certified as a Financial Planner.

            NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Bal-anced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of November 30, 1996 of approximately $1.8 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dal-las, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.

               Chris Najork is responsible for the day-to-day management of the Equity Income Fund, the Value Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bache-lor's degree in Finance from the University of Nebraska-Lincoln.

            BLAIRLOGIE manages the International Developed Fund, the Interna-tional Fund, and the Emerging Markets Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory part-ner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing part-ner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial As-set Management Corporation (a subsidiary of Pacific Mutual Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1998.


66 PIMCO Funds: Multi-Manager Series

            Blairlogie Capital Management Ltd., the predecessor investment ad-viser to Blairlogie, commenced operations in 1992. Accounts man-aged by Blairlogie had combined assets as of November 30, 1996 of approximately $.7 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is regis-tered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.

               James Smith is primarily responsible for the day-to-day manage-
            ment of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scot-land, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

            PARAMETRIC manages the Enhanced Equity Fund. Parametric is an in-vestment management firm organized as a general partnership. Para-metric has two partners: PIMCO Advisors as the supervisory part-ner, and Parametric Management, Inc. as the managing partner. Par-ametric Portfolio Associates, Inc., the predecessor investment ad-viser to Parametric, commenced operations in 1987. Accounts man-aged by Parametric had combined assets as of November 30, 1996 of approximately $2 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Paramet-ric is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.

               David Stein, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Enhanced Equity Fund. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs re-search and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric or its predecessor since 1988. Ms. Mauzy graduated from the Califor-nia State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Eco-nomics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Se-curity Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's de-gree in Economics. He is a Chartered Financial Analyst.

            PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $88 billion of assets under management as of November 30, 1996. Pacific Investment Management's address is 840 Newport Cen-ter Drive, Suite 360, Newport Beach, California 92660. Pacific In-vestment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.

                                                  January 14, 1997 Prospectus 67

               William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for 25 years. He has extensive investment experience in both credit research and fixed income portfolio man-agement. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Soci-ety of Financial Analysts.

            VAN ECK is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. Van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of November 30, 1996 of approxi-mately $1.7 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment adviser with the Securities and Exchange Commission.
               Henry J. Bingham, Executive Managing Director of Van Eck and
            President of the International Investors series of Van Eck Funds, has served as the Portfolio Manager of the Precious Metals Fund since the Fund commenced operations.

            PIMCO Advisors determines the allocation of the Balanced Fund's assets among various asset classes and manages directly the Money Market Segment of that Fund.

            Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading advisor does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Parametric, Pacific Investment Management and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND
ADMINISTRATOR

            PIMCO Advisors also serves as administrator (the "Administrator") to the Funds pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative serv-ices for the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has re-tained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these serv-ices. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (in-cluding sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with

68 PIMCO Funds: Multi-Manager Series
            generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which in-clude distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.


ADVISORY
AND
ADMINISTRATIVE
FEES

            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, the Advisor receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:


                                    ADVISORY
           FUND                     FEE RATE
              ------------------------------
           Tax Exempt Fund           .30%
              ------------------------------
           Equity Income, Value,
            Enhanced Equity, Capi-
            tal Appreciation, Mid
            Cap Growth and Bal-
            anced Funds              .45%
              ------------------------------
           Growth Fund               .50%
              ------------------------------
           Target and Interna-
            tional Funds             .55%
              ------------------------------
           Renaissance, Small Cap
            Value, International
            Developed and Precious
            Metals Funds             .60%
              ------------------------------
           Opportunity and Innova-
            tion Funds               .65%
              ------------------------------
           Emerging Markets Fund     .85%
              ------------------------------
           Small Cap Growth Fund    1.00%
              ------------------------------
           Micro Cap Growth Fund    1.25%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:


                                     ADMINISTRATIVE
           FUND                      FEE RATE
              ----------------------------------------------------------------
           Precious Metals Fund      .45% of first $2.5 billion
                                     .40% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           International Developed,
            International and
            Emerging Markets Funds   .65% of first $2.5 billion
                                     .60% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           All Other Funds           .40% of first $2.5 billion
                                     .35% of amounts in excess of $2.5 billion

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Renaissance Fund, Growth Fund, Target Fund, Opportunity Fund, International Fund, Innovation Fund, Precious Metals Fund, and Tax Exempt Fund by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their initial terms, the agree-ments will continue from year to year if approved by the Trustees.


                                                  January 14, 1997 Prospectus 69

               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (not the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Columbus Cir-cle--.38% for the Renaissance Fund, .34% for the Growth Fund, .36% for the Target Fund, .48% for the Opportunity Fund, .38% for the Innovation Fund and .30% for the Tax Exempt Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund, .90% for the Small Cap Growth Fund, 1.15% for the Micro Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Eq-uity Income Fund, .35% for the Value Fund, .50% for the Small Cap Value Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ; Blairlogie--.50% for the In-ternational Developed Fund, .40% for the International Developed Fund and .75% for the Emerging Markets Fund; Parametric--.35% for the Enhanced Equity Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Van Eck--.35% for the Precious Metals Fund.

            Pursuant to the portfolio management agreements, a Portfolio Man-
PORTFOLIO   ager places orders for the purchase and sale of portfolio invest-
TRANSACTIONSments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
            Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.

               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager.

            Description of the Trust

CAPITALIZATION
            The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-two portfolios that are operational, nineteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

70 PIMCO Funds: Multi-Manager Series

            In addition to Class A shares, Class B shares and Class C shares, certain Funds also offer Institutional and Administrative Class
MULTIPLE    shares through a separate prospectus, as described under "Alterna-
CLASSESOF   tive Purchase Arrangements." This Prospectus relates only to Class
SHARES      A shares, Class B shares and Class C shares of the Funds.

               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund and have identical dividend, liquidation and other rights and the same terms and conditions ex-cept that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advi-sory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives serv-ices of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the ba-sis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except
            (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Dis-tribution and Servicing Plan applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to div-idends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in per-son or by proxy at a meeting of shareholders or by written con-sent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund(s): Pacific Mutual Life Insurance Company (Newport Beach, California) with re-spect to the Diversified Low P/E Fund (the predecessor of the Value Fund); the Jewish Federation of Metropolitan Chicago (Chica-go, Illinois) with respect to the Small Cap Growth Fund; First In-terstate Bank of California (Calabasas, California) with respect to the Enhanced Equity Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to control (as that term is de-fined in the 1940 Act) the relevant Fund.

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.

                                                  January 14, 1997 Prospectus 71

                ---------------------------------------------------------------
PIMCO Funds     INVESTMENT ADVISOR AND ADMINISTRATOR
Multi-Manager
Series          PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach,
                CA 92660
                ---------------------------------------------------------------
                PORTFOLIO MANAGERS

                Columbia Circle Investors, Cadence Capital Management, NFJ Investment Group, Blairlogie Capital Management, Parametric Portfolio Associates, Pacific Investment Management Company, Van Eck Associates Corporation
                ---------------------------------------------------------------
                DISTRIBUTOR

                PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902
                ---------------------------------------------------------------
                CUSTODIAN

                Investors Fiduciary Trust Company, 127 West 10th Street,
                Kansas City, MO 64105
                ---------------------------------------------------------------
                SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

                Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
                ---------------------------------------------------------------
                For further information about the Trust, call 1-800-426-0107


[LOGO OF PIMCO APPEARS HERE]

                                                    [LOGO OF PIMCO APPEARS HERE]

PIMCO FUNDS
Multi-Manager Series

BLAIRLOGIE CAPITAL MANAGEMENT

    PIMCO Emerging Markets Fund

    PIMCO International Developed Fund

    PIMCO International Fund

CADENCE CAPITAL MANAGEMENT
    PIMCO Capital Appreciation Fund
    PIMCO Mid Cap Growth Fund
    PIMCO Micro Cap Growth Fund
    PIMCO Small Cap Growth Fund

COLUMBUS CIRCLE INVESTORS
    PIMCO Renaissance Fund
    PIMCO Core Equity Fund
    PIMCO Mid Cap Equity Fund
    PIMCO Opportunity Fund
    PIMCO Innovation Fund
    PIMCO Tax Exempt Fund

NFJ INVESTMENT GROUP

    PIMCO Equity Income Fund

    PIMCO Value Fund

    PIMCO Small Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
    PIMCO Enhanced Equity Fund
    PIMCO Structured Emerging Markets Fund

VAN ECK ASSOCIATES CORPORATION
    PIMCO Precious Metals Fund

MULTIPLE MANAGERS

    PIMCO Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                           January 14, 1997

PIMCO Funds: Multi-Manager Series
Prospectus

January 14, 1997

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end management investment company ("mutual fund"). This Prospectus offers twenty separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Portfolio Managers.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, certain Funds offer up to three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information-- Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund's Administrative Class shares are subject to service and/or distribution fees paid to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment. Institutional Class and Administrative Class shares of the Funds are offered for sale at the relevant next determined net asset value for each class with no sales charge.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated January 14, 1997, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 360
                     Newport Beach, CA 92660
                     Telephone: (800) 927-4648 (Current Shareholders)
                             (800) 800-0952 (New Accounts)

                             (800) 987-4626 (PIMCO Infolink Audio Response
                                        Network)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                                                   January 14, 1997 Prospectus 1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  14
   Investment Restrictions.................................................  27
   Characteristics and Risks of Securities and Investment Techniques.......  29
   Management of the Trust.................................................  42
   Purchase of Shares......................................................  48
   Redemption of Shares....................................................  51
   Portfolio Transactions..................................................  53
   Net Asset Value.........................................................  53
   Dividends, Distributions and Taxes......................................  54
   Other Information.......................................................  56

2 PIMCO Funds: Multi-Manager Series

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes twenty separate diversified investment portfolios (the "Funds") offered by the Trust.

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.


PORTFOLIO MANAGER
    AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

BLAIRLOGIE CAPITAL
MANAGEMENT
 Emerging Markets
                       Seeks long-term growth of capital; invests primarily in
                       common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------

 International         Seeks long-term growth of capital; invests primarily in
 Developed             a diversified portfolio of international equity
                       securities.
--------------------------------------------------------------------------------

 International         Seeks capital appreciation, income is incidental;
                       invests primarily in common stocks of non-U.S. issuers.


--------------------------------------------------------------------------------
CADENCE CAPITAL
MANAGEMENT

 Capital               Seeks growth of capital; invests primarily in common
 Appreciation          stocks of companies with market capitalizations of at
                       least $100 million that have improving fundamentals and
                       whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Mid Cap Growth        Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations in
                       excess of $500 million that have improving fundamentals
                       and whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Micro Cap Growth      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       of less than $100 million that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
 Small Cap Growth      Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations between
                       $50 million and $1 billion that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
COLUMBUS CIRCLE
INVESTORS

 Renaissance           Seeks long-term growth of capital and income; invests
                       primarily in income-producing stocks and convertibles.
--------------------------------------------------------------------------------
 Core Equity           Seeks long-term growth of capital, with income as a
                       secondary objective; invests primarily in common stocks
                       of companies with market capitalizations in excess of $3
                       billion.
--------------------------------------------------------------------------------
 Mid Cap Equity        Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       between $800 million and $3 billion.
--------------------------------------------------------------------------------
 Opportunity           Seeks capital appreciation; invests primarily in common
                       stocks of companies with market capitalizations of less
                       than $1 billion.
--------------------------------------------------------------------------------
 Innovation            Seeks capital appreciation; invests primarily in common
                       stocks of technology-related companies.
--------------------------------------------------------------------------------
 Tax Exempt            Seeks high current income exempt from federal income
                       tax, consistent with preservation of capital; invests
                       primarily in investment grade municipal securities.

--------------------------------------------------------------------------------

                                                  January 14, 1997 Prospectus 3


PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

NFJ INVESTMENT GROUP
 Equity Income
                       Seeks current income as a primary investment objective,
                       and long-term growth of capital as a secondary
                       objective; invests primarily in common stocks with
                       below-average price to earnings ratios and higher
                       dividend yields relative to their industry groups.
--------------------------------------------------------------------------------

 Value             Seeks long-term growth of capital and income; invests
                       primarily in common stocks with below-average price to
                       earnings ratios relative to their industry groups.
--------------------------------------------------------------------------------

 Small Cap Value       Seeks long-term growth of capital and income; invests
                   primarily in common stocks of companies with market
                       capitalizations between $50 million and $1 billion and
                       below-average price to earnings ratios relative to their
                       industry groups.
--------------------------------------------------------------------------------
PARAMETRIC PORTFOLIO
ASSOCIATES

 Enhanced Equity
                       Seeks to provide a total return which equals or exceeds
                       the total return performance of the Standard & Poor's
                       500 Composite Stock Price Index; invests in common
                       stocks represented in that Index.
--------------------------------------------------------------------------------

 Structured            Seeks long-term growth of capital; invests primarily in
 Emerging Markets      common stocks of companies located in emerging market
                   countries.
--------------------------------------------------------------------------------

VAN ECK ASSOCIATES
CORPORATION

 Precious Metals       Seeks capital appreciation; invests in common stocks of
                       companies that are engaged in precious metals-related
                       activities.
--------------------------------------------------------------------------------
MULTIPLE MANAGERS

 Balanced
                       Seeks total return consistent with prudent investment
                       management; invests in common stocks, fixed income
                       securities and money market instruments.
--------------------------------------------------------------------------------

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Tax Exempt Fund and the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Equity Funds"). While each of the Renaissance, Opportunity, Innovation, International, and Precious Metals Funds may invest up to 100% of its assets in money market instruments for temporary defensive purposes, it is the policy of the other Equity Funds to be as fully invested as practicable in common stock. These Equity Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Equity Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose

4 PIMCO Funds: Multi-Manager Series
political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of November 30, 1996, PIMCO Advisors and its subsidiary partnerships had over $111.2 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds except the Precious Metals Fund, the Adviser has engaged its affiliates to serve as Portfolio Managers. These affiliated Portfolio Managers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Van Eck Associates Corporation ("Van Eck") is the Portfolio Manager for the Precious Metals Fund. Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and manages directly the portion of the assets allocated for investment in money market instruments.

  For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other
                                                   January 14, 1997 Prospectus 5
fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. The Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10 million, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in the Micro Cap Growth Fund to $100 million. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, Institutional Class and Administrative Class shares of the Small Cap Growth Fund, Opportunity Fund, Tax Exempt Fund, Structured Emerging Markets Fund, International Fund, and Precious Metals Fund are not offered as of the date of this Prospectus; however, additional investment opportunities in these Funds may be available in the future. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values for shares of the same class of any other Fund of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least annually (except for the Renaissance, Equity Income, Value, and Balanced Funds, which will distribute dividends quarterly, and the Tax Exempt Fund, which will distribute dividends on a monthly basis), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class. See "Dividends, Distributions and Taxes."

6 PIMCO Funds: Multi-Manager Series

                   (This page left blank intentionally)

                                                   January 14, 1997 Prospectus 7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   --------------------------                   -------- -------------- --------
   Emerging Markets Fund.......................   0.85%       0.50%       1.35%
   International Developed Fund................   0.60        0.50        1.10
   International Fund..........................   0.55        0.50        1.05
   Capital Appreciation Fund...................   0.45        0.25        0.70
   Mid Cap Growth Fund.........................   0.45        0.25        0.70
   Micro Cap Growth Fund.......................   1.25        0.25        1.50
   Small Cap Growth Fund.......................   1.00        0.25        1.25
   Renaissance Fund............................   0.60        0.25        0.85
   Core Equity Fund............................   0.57        0.25        0.82
   Mid Cap Equity Fund.........................   0.63        0.25        0.88
   Opportunity Fund............................   0.65        0.25        0.90
   Innovation Fund.............................   0.65        0.25        0.90
   Tax Exempt Fund.............................   0.30        0.25        0.55
   Equity Income Fund..........................   0.45        0.25        0.70
   Value Fund..................................   0.45        0.25        0.70
   Small Cap Value Fund........................   0.60        0.25        0.85
   Enhanced Equity Fund........................   0.45        0.25        0.70
   Structured Emerging Markets Fund............   0.45        0.50        0.95
   Precious Metals Fund........................   0.60        0.30        0.90
   Balanced Fund...............................   0.45        0.25        0.70

                                                              SERVICE/
                                      ADVISORY ADMINISTRATIVE  12B-1    TOTAL
   ADMINISTRATIVE CLASS SHARES          FEE         FEE         FEE    EXPENSES
   ---------------------------        -------- -------------- -------- --------
   Emerging Markets Fund.............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund......   0.60        0.50        0.25     1.35
   International Fund................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund.........   0.45        0.25        0.25     0.95
   Mid Cap Growth Fund...............   0.45        0.25        0.25     0.95
   Micro Cap Growth Fund.............   1.25        0.25        0.25     1.75
   Small Cap Growth Fund.............   1.00        0.25        0.25     1.50
   Renaissance Fund..................   0.60        0.25        0.25     1.10
   Core Equity Fund..................   0.57        0.25        0.25     1.07
   Mid Cap Equity Fund...............   0.63        0.25        0.25     1.13
   Opportunity Fund..................   0.65        0.25        0.25     1.15
   Innovation Fund...................   0.65        0.25        0.25     1.15
   Tax Exempt Fund...................   0.30        0.25        0.25     0.80
   Equity Income Fund ...............   0.45        0.25        0.25     0.95
   Value Fund........................   0.45        0.25        0.25     0.95
   Small Cap Value Fund..............   0.60        0.25        0.25     1.10
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Precious Metals Fund..............   0.60        0.30        0.25     1.15
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service Fees" under the caption "Management of the Trust."

8 PIMCO Funds: Multi-Manager Series

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Emerging Markets Fund........................  $14     $43     $74     $162
   International Developed Fund.................   11      35      61      134
   International Fund...........................   11      33      58      128
   Capital Appreciation Fund....................    7      22      39       87
   Mid Cap Growth Fund..........................    7      22      39       87
   Micro Cap Growth Fund........................   15      47      82      179
   Small Cap Growth Fund........................   13      40      69      151
   Renaissance Fund.............................    9      27      47      105
   Core Equity Fund.............................    8      26      46      101
   Mid Cap Equity Fund..........................    9      28      49      108
   Opportunity Fund.............................    9      29      50      111
   Innovation Fund..............................    9      29      50      111
   Tax Exempt Fund..............................    6      18      31       69
   Equity Income Fund...........................    7      22      39       87
   Value Fund...................................    7      22      39       87
   Small Cap Value Fund.........................    9      27      47      105
   Enhanced Equity Fund.........................    7      22      39       87
   Structured Emerging Markets Fund.............   10      30      53      117
   Precious Metals Fund.........................    9      29      50      111
   Balanced Fund................................    7      22      39       87
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Emerging Markets Fund........................  $16     $50     $87     $190
   International Developed Fund.................   14      43      74      163
   International Fund...........................   13      41      71      157
   Capital Appreciation Fund....................   10      30      53      117
   Mid Cap Growth Fund..........................   10      30      53      117
   Micro Cap Growth Fund........................   18      55      95      206
   Small Cap Growth Fund........................   15      47      82      179
   Renaissance Fund.............................   11      35      61      134
   Core Equity Fund.............................   11      34      59      131
   Mid Cap Equity Fund .........................   12      36      62      137
   Opportunity Fund.............................   12      37      63      140
   Innovation Fund..............................   12      37      63      140
   Tax Exempt Fund..............................    8      26      44       99
   Equity Income Fund...........................   10      30      53      117
   Value Fund...................................   10      30      53      117
   Small Cap Value Fund.........................   11      35      61      134
   Enhanced Equity Fund.........................   10      30      53      117
   Structured Emerging Markets Fund.............   12      38      66      145
   Precious Metals Fund.........................   12      37      63      140
   Balanced Fund................................   10      30      53      117

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   January 14, 1997 Prospectus 9

                              FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's financial statements, which are included in the Trust's Annual Report dated June 30, 1996 and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and the selected per share data and ratios as of June 30, 1996 have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information is presented for each Fund of the Trust which had investment operations and offered Institutional and Administrative Class shares during the reporting periods. The Renaissance, Opportunity, Innovation, Tax Exempt, International, and Precious Metals Funds did not offer Institutional or Administrative Class shares during the reporting periods. Prior to November 1, 1995, the Trust's fiscal year end was October 31, and information for each of the five years in the period ended October 31, 1995 has been audited by the Funds' former independent accountants.

  Selected data for a share outstanding throughout each period:

             NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS   DISTRIBUTIONS
  YEAR OR      VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET     FROM NET    DISTRIBUTIONS
   PERIOD    BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED        FROM
   ENDED     OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS EQUALIZATION
-----------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
 Institutional Class
 6/30/96      $11.27     $ 0.03       $ 1.40        $ 1.43      $(0.04)      $ 0.00        $ 0.00
10/31/95       16.53       0.07        (4.55)        (4.48)      (0.06)       (0.72)         0.00
10/31/94       12.27      (0.01)        4.45          4.44        0.00        (0.18)         0.00
10/31/93(a)    10.00       0.03         2.52          2.55       (0.02)       (0.26)         0.00
 Administrative Class
 6/30/96       11.24       0.02+        1.40+         1.42       (0.03)        0.00          0.00
10/31/95       16.95       0.00        (4.95)        (4.95)      (0.05)       (0.71)         0.00
INTERNATIONAL DEVELOPED FUND#
 Institutional Class
 6/30/96      $11.74     $ 0.72       $ 0.72        $ 1.44      $(0.43)+     $(0.21)       $ 0.00
10/31/95       11.86       0.10         0.30          0.40       (0.09)       (0.43)         0.00
10/31/94       10.69       0.09         1.15          1.24       (0.03)       (0.04)         0.00
10/31/93(b)    10.00       0.05         0.69          0.74       (0.04)       (0.01)         0.00
 Administrative Class
 6/30/96       11.73       0.69+        0.72+         1.41       (0.42)++     (0.21)         0.00
10/31/95(c)    11.21       0.02         1.01          1.03       (0.08)       (0.43)         0.00
CAPITAL APPRECIATION FUND
 Institutional Class
 6/30/96      $16.94     $ 0.35       $ 1.99        $ 2.34      $(0.15)      $(1.03)       $ 0.00
10/31/95       13.34       0.18         3.60          3.78       (0.18)        0.00          0.00
10/31/94       13.50       0.14        (0.12)         0.02       (0.14)       (0.04)         0.00
10/31/93       11.27       0.11         2.73          2.84       (0.11)       (0.50)         0.00
10/31/92       11.02       0.14         1.05          1.19       (0.14)       (0.72)        (0.08)
10/31/91(d)    10.00       0.09         1.02          1.11       (0.09)        0.00          0.00
MID CAP GROWTH FUND
 Institutional Class
 6/30/96      $18.16     $ 0.32       $ 1.53        $ 1.85      $(0.14)      $(0.43)       $ 0.00
10/31/95       13.97       0.07         4.19          4.26       (0.07)        0.00          0.00
10/31/94       13.97       0.06         0.01          0.07       (0.06)       (0.01)         0.00
10/31/93       11.29       0.07         2.70          2.77       (0.07)       (0.02)         0.00
10/31/92       10.28       0.10         1.03          1.13       (0.10)        0.00         (0.02)
10/31/91(e)    10.00       0.02         0.27          0.29       (0.01)        0.00          0.00
 Administrative Class
 6/30/96       18.17       0.28         1.53          1.81       (0.11)       (0.43)         0.00
10/31/95(c)    13.31       0.03         4.85          4.88       (0.02)        0.00          0.00
MICRO CAP GROWTH FUND
 Institutional Class
 6/30/96      $15.38     $ 0.00       $ 3.43        $ 3.43      $ 0.00       $(0.34)       $ 0.00
10/31/95       11.87      (0.04)        3.55          3.51        0.00         0.00          0.00
10/31/94       11.06      (0.03)        0.84          0.81        0.00         0.00          0.00
10/31/93(f)    10.00       0.00         1.07          1.07        0.00         0.00          0.00
 Administrative Class
 6/30/96(g)    16.73       0.03         1.70          1.73        0.00         0.00          0.00
SMALL CAP GROWTH FUND
 Institutional Class
 6/30/96      $21.02     $ 2.02       $(0.61)       $ 1.41      $ 0.00       $(1.60)       $ 0.00
10/31/95       19.38      (0.05)        3.12          3.07        0.00        (1.43)         0.00
10/31/94       19.15      (0.02)        0.89          0.87        0.00        (0.64)         0.00
10/31/93       15.80      (0.06)        6.19          6.13        0.00        (2.78)         0.00
10/31/92       14.87       0.01         1.50          1.51       (0.01)       (0.57)         0.00
10/31/91(h)    10.00       0.02         5.03          5.05       (0.02)       (0.16)         0.00

--------

(a) From commencement of operations, June 1, 1993.

                                       (h) From commencement of operations,
                                           January 7, 1991.

(b) From commencement of operations, June 8, 1993.

                                       + Per share amounts based on average
                                         number of shares outstanding during
                                         the period.

(c) From commencement of operations, November 30, 1994.

(d) From commencement of operations, March 8, 1991.

(e) From commencement of operations, August 26, 1991.

                                       + Including dividend in excess of
                                         $0.36 of net investment income.

(f) From commencement of operations, June 25, 1993.

(g) From commencement of operations, April 1, 1996.

                                       ++ Including dividend in excess of
                                          $0.35 of net investment income.

                                       #  Formerly the Blairlogie
                                          International Active Fund.
                                        * Annualized.

10 PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                      RATIO OF NET
                             NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO  AVERAGE
 FROM RETURN       TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER  COMMISSION
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE       RATE
-------------------------------------------------------------------------------------------------------
    $0.00         $(0.04)     $12.66    12.70%  $ 80,545     1.35%*       0.84%*     74.04%    $0.01
     0.00          (0.78)      11.27   (27.70)    73,539     1.35         0.57      118.18      0.03
     0.00          (0.18)      16.53    36.31     79,620     1.35        (0.06)      79.04
     0.00          (0.28)      12.27    25.55     14,625     1.34*        0.64*      36.51
     0.00          (0.03)      12.63    12.70        368     1.61*        0.18*      74.04      0.01
     0.00          (0.76)      11.24   (27.96)       830     1.62         0.02      118.18       N/A
    $0.00         $(0.64)     $12.54    12.54%  $ 70,207     1.10%*       0.81%*     59.56%    $0.02
     0.00          (0.52)      11.74     3.83     63,607     1.10         1.10       63.12      0.03
     0.00          (0.07)      11.86    11.68     22,569     1.10         1.12       88.55
     0.00          (0.05)      10.69     7.39      8,299     1.10*        0.91*      19.61
     0.00          (0.63)      12.51    12.33      5,624     1.35*        1.04*      59.56      0.02
     0.00          (0.51)      11.73     9.61        675     1.34*        0.50*      58.07       N/A
   $ 0.00         $(1.18)     $18.10    14.65%  $348,728     0.70%*       1.33%*     73.48%    $0.04
     0.00          (0.18)      16.94    28.47    236,220     0.70         1.22       82.69      0.05
     0.00          (0.18)      13.34     0.15    165,441     0.70         1.17       76.75
     0.00          (0.61)      13.50    25.30     84,990     0.70         0.94       81.15
     0.00          (0.94)      11.27    10.75     36,334     0.70         1.13      134.17
     0.00          (0.09)      11.02    11.19     18,813     0.75*        1.55*      40.54
   $ 0.00         $(0.57)     $19.44    10.37%  $231,011     0.70%*       1.11%*     78.81%    $0.04
     0.00          (0.07)      18.16    30.54    189,320     0.70         0.43       78.29      0.04
     0.00          (0.07)      13.97     0.58    121,791     0.70         0.45       60.85
     0.00          (0.09)      13.97    24.57     67,625     0.70         0.56       97.87
     0.00          (0.12)      11.29    10.91     21,213     0.70         0.87       65.92
     0.00          (0.01)      10.28     2.98      2,748     0.82*        0.92*      13.41
     0.00          (0.54)      19.44    10.17      1,071     0.95*        0.89*      78.81      0.04
     0.00          (0.02)      18.17    36.64        892     0.94*        0.23*      71.73       N/A
   $ 0.00         $(0.34)     $18.47    22.64%  $ 83,973     1.50%*      (0.45)%*    53.96%    $0.02
     0.00           0.00       15.38    29.54     69,775     1.50        (0.37)      86.68      0.03
     0.00           0.00       11.87     7.31     32,605     1.50        (0.25)      58.81
    (0.01)         (0.01)      11.06    10.81     10,827     1.50*       (0.02)*     15.98
     0.00           0.00       18.46    10.34        566     1.73*       (0.74)*     53.96      0.02
    $0.00         $(1.60)     $20.83     7.22%  $ 32,954     1.25%*      (0.20)%*    59.00%    $0.02
     0.00          (1.43)      21.02    17.39     73,977     1.25        (0.27)      85.61      0.02
     0.00          (0.64)      19.38     4.62     50,425     1.25        (0.33)      65.53
     0.00          (2.78)      19.15    38.80     43,308     1.25        (0.35)      62.15
     0.00          (0.58)      15.80    10.20     33,734     1.25         0.09       66.05
     0.00          (0.18)      14.87    50.68     33,168     1.29*        0.11*      47.84

                                                  January 14, 1997 Prospectus 11

  Selected data for a share outstanding throughout each period:


             NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS    DISTRIBUTIONS
  YEAR OR      VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET      FROM NET    DISTRIBUTIONS
   PERIOD    BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED        FROM
   ENDED     OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME     CAPITAL GAINS EQUALIZATION
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
(CONTINUED)
 Administrative Class
 6/30/96      $21.01     $2.02+       $(0.61)+      $ 1.41      $ 0.00        $(1.60)       $ 0.00
10/31/95(i)    21.90     (0.02)        (0.87)        (0.89)       0.00          0.00          0.00
CORE EQUITY FUND
 Institutional Class
 6/30/96      $12.72     $0.51        $ 0.65        $ 1.16      $(0.05)+++    $(0.28)       $ 0.00
10/31/95(j)    10.00      0.07          2.71          2.78       (0.06)         0.00          0.00
 Administrative Class
 6/30/96       12.73      0.49          0.65          1.14       (0.03)+++     (0.28)         0.00
10/31/95(k)    11.45      0.02          1.28          1.30       (0.02)         0.00          0.00
MID CAP EQUITY FUND
 Institutional Class
 6/30/96      $12.92     $0.49        $ 1.62        $ 2.11      $ 0.00        $(0.37)       $ 0.00
10/31/95(j)    10.00      0.02          2.92          2.94       (0.02)         0.00          0.00
EQUITY INCOME FUND
 Institutional Class
 6/30/96      $13.09     $0.78        $ 1.31        $ 2.09      $(0.34)       $(0.48)       $ 0.00
10/31/95       11.75      0.46          1.67          2.13       (0.46)        (0.33)         0.00
10/31/94       11.95      0.42         (0.16)         0.26       (0.42)        (0.04)         0.00
10/31/93       10.92      0.40          1.40          1.80       (0.40)        (0.37)         0.00
10/31/92       10.77      0.45          0.93          1.38       (0.43)        (0.57)        (0.23)
10/31/91(d)    10.00      0.24          0.92          1.16       (0.24)        (0.15)         0.00
 Administrative Class
 6/30/96       13.13      0.75          1.31          2.06       (0.36)        (0.48)         0.00
10/31/95(c)    11.12      0.39          2.35          2.74       (0.40)        (0.33)         0.00
VALUE FUND##
 Institutional Class
 6/30/96      $12.53     $0.25        $ 1.62        $ 1.87      $(0.17)       $(1.77)       $ 0.00
10/31/95       11.55      0.30          2.18          2.48       (0.30)        (1.20)         0.00
10/31/94       11.92      0.30         (0.28)         0.02       (0.29)        (0.10)         0.00
10/31/93       10.05      0.28          2.36          2.64       (0.28)        (0.49)         0.00
10/31/92(l)    10.00      0.24          0.23          0.47       (0.24)        (0.18)         0.00
SMALL CAP VALUE FUND
 Institutional Class
 6/30/96      $13.10     $0.56        $ 1.49        $ 2.05      $(0.21)       $(0.74)       $ 0.00
10/31/95       12.07      0.28          1.92          2.20       (0.28)        (0.89)         0.00
10/31/94       12.81      0.29         (0.65)        (0.36)      (0.29)        (0.09)         0.00
10/31/93       10.98      0.24          2.33          2.57       (0.24)        (0.50)         0.00
10/31/92       10.09      0.22          1.17          1.39       (0.22)        (0.24)        (0.04)
10/31/91(m)    10.00      0.02          0.10          0.12       (0.03)         0.00          0.00
 Administrative Class
 6/30/96(n)    13.16      0.54          1.43          1.97       (0.19)        (0.74)         0.00
ENHANCED EQUITY FUND
 Institutional Class
 6/30/96      $14.44     $0.34        $ 1.67        $ 2.01      $(0.16)       $(0.38)       $ 0.00
10/31/95       11.99      0.25          2.62          2.87       (0.25)        (0.17)         0.00
10/31/94       12.08      0.25         (0.04)         0.21       (0.25)        (0.05)         0.00
10/31/93       11.76      0.23          0.74          0.97       (0.23)        (0.42)         0.00
10/31/92       10.80      0.16          1.06          1.22       (0.16)        (0.04)        (0.06)
10/31/91(o)    10.00      0.16          0.80          0.96       (0.16)         0.00          0.00
BALANCED FUND###
 Institutional Class
 6/30/96      $11.89     $0.27        $ 0.76        $ 1.03      $(0.27)       $(1.01)       $ 0.00
10/31/95       10.35      0.44          1.54          1.98       (0.44)         0.00          0.00
10/31/94       10.84      0.34         (0.34)         0.00       (0.34)        (0.15)         0.00
10/31/93       10.42      0.35          0.68          1.03       (0.35)        (0.26)         0.00
10/31/92(p)    10.00      0.12          0.52          0.64       (0.12)        (0.10)         0.00

--------

(i) From commencement of operations, September 27, 1995.
                                       + Per share amounts based on average
                                         number of shares outstanding during
                                         the period.

(j) From commencement of operations, December 28, 1994.

(k) From commencement of operations, May 31, 1995.

                                       +++ Including dividend in excess of
                                           $0.01 of net investment income.

(l) From commencement of operations, December 30, 1991.

(m) From commencement of operations, October 1, 1991.

(n) From commencement of operations, November 1, 1995.

                                        ## Formerly the NFJ Diversified Low
                                           P/E Fund.

(o) From commencement of operations, February 11, 1991.
(p) From commencement of operations, June 25, 1992.

                                       ###  NFJ and Cadence began serving as
                                            Portfolio Managers of the portion
                                            of the Balanced Fund allocated
                                            for investment in common stock on
                                            August 1, 1996. Prior to August
                                            1, 1996, a different firm served
                                            as Portfolio Manager.
                                        * Annualized.

12 PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                      RATIO OF NET
                             NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO  AVERAGE
 FROM RETURN       TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER  COMMISSION
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE       RATE
-------------------------------------------------------------------------------------------------------
    $0.00         $(1.60)     $20.82    7.18%   $    112     1.50%*      (0.41)%*    59.00%    $0.02
     0.00           0.00       21.01   (5.34)        544     1.60*       (0.82)*      8.80       N/A
    $0.00         $(0.33)     $13.55    9.41%   $ 10,452     0.82%*       0.53%*     73.16%    $0.04
     0.00          (0.06)      12.72   27.86       7,791     0.82*        0.79*     122.88      0.03
     0.00          (0.31)      13.56    9.23      33,575     1.07*        0.28*      73.16      0.04
     0.00          (0.02)      12.73   11.34      24,645     1.06*        0.34*      57.96       N/A
    $0.00         $(0.37)     $14.66   16.72%   $  8,378     0.88%*      (0.32)%*    96.62%    $0.03
     0.00          (0.02)      12.92   29.34       8,357     0.88*        0.24*     131.58      0.04
    $0.00         $(0.82)     $14.36   16.35%   $116,714     0.70%*       3.41%*     52.30%    $0.06
     0.00          (0.79)      13.09   19.36     118,015     0.70         3.83       46.49      0.06
     0.00          (0.46)      11.75    2.25      92,365     0.70         3.77       35.56
     0.00          (0.77)      11.95   16.65      67,854     0.70         3.55       38.60
     0.00          (1.23)      10.92   12.89      30,506     0.70         3.83       46.74
     0.00          (0.39)      10.77   11.81      15,628     0.74*        4.18*      61.51
     0.00          (0.84)      14.35   16.08       6,097     0.95*        3.19*      52.30      0.06
     0.00          (0.73)      13.13   25.69         140     0.95*        3.43*      43.27       N/A
    $0.00         $(1.94)     $12.46   16.24%   $ 52,727     0.70%*       2.40%*     28.53%    $0.06
     0.00          (1.50)      12.53   24.98      14,443     0.70         2.50       71.02      0.06
     0.00          (0.39)      11.55    0.15      15,442     0.70         2.34       43.70
     0.00          (0.77)      11.92   26.35      22,930     0.70         2.43       28.19
     0.00          (0.42)      10.05    4.68      18,083     0.70*        2.57*      72.77
    $0.00         $(0.95)     $14.20   16.35%     29,017     0.85%*       2.12%*     35.21%    $0.04
     0.00          (1.17)      13.10   19.88      35,093     0.85         2.25       49.57      0.04
     0.00          (0.38)      12.07   (2.89)     31,236     0.85         2.23       48.12
     0.00          (0.74)      12.81   23.60      46,523     0.85         2.05       41.80
     0.00          (0.50)      10.98   13.75      18,261     0.85         2.16       26.77
     0.00          (0.03)      10.09    1.19       5,060     1.09*        3.06*       0.00
     0.00          (0.93)      14.20   15.64       4,433     1.10*        1.86*      35.21      0.04
    $0.00         $(0.54)     $15.91   14.21%   $ 83,425     0.70%*       1.58%*     52.83%    $0.05
     0.00          (0.42)      14.44   24.46      73,999     0.70         1.91       20.59      0.05
     0.00          (0.30)      11.99    1.83      65,915     0.70         2.20       43.58
     0.00          (0.65)      12.08    8.20      46,724     0.70         1.89       15.02
     0.00          (0.26)      11.76   11.46      36,515     0.70         1.81       16.85
     0.00          (0.16)      10.80    9.59       4,451     0.73*        2.14*       0.15
    $0.00         $(1.28)     $11.64    9.07%   $ 82,562     0.70%*       3.46%*    139.59%    $0.05
     0.00          (0.44)      11.89   19.47      72,638     0.70         3.73       43.10      0.04
     0.00          (0.49)      10.35    0.08     130,694     0.70         3.25       46.72
     0.00          (0.61)      10.84   10.06     126,410     0.70         3.10       19.32
     0.00          (0.22)      10.42    6.40      99,198     0.70*        3.36*      38.51

                                                  January 14, 1997 Prospectus 13

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

  EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina         Hong Kong       Mexico           South Korea

  Brazil            Hungary         Pakistan         Sri Lanka
  Chile             India           Peru

  China             Indonesia       Philippines      Taiwan
  Colombia          Israel          Poland
                                                     Thailand
  Czech Republic    Jordan          Portugal
                                                     Turkey
  Greece            Malaysia        South Africa     Venezuela

                                                     Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.




  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

  For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." For a discussion of certain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

14 PIMCO Funds: Multi-Manager Series

  INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the International Developed Fund is Blairlogie.

  INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets.

                                                  January 14, 1997 Prospectus 15

The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes and foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts.

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the International Fund is Blairlogie.

  CAPITAL APPRECIATION FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

16 PIMCO Funds: Multi-Manager Series

  MID CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Growth Fund is Cadence.

  MICRO CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Micro Cap Growth Fund is Cadence.

  SMALL CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen,
(ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Growth Fund is Cadence.

                                                  January 14, 1997 Prospectus 17

  RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity securities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("convertible securities").

  The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's or S&P (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO, or unrated but determined by the Portfolio Manager to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P (or similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." Although the Fund may invest in such securities, it neither invests nor has the present intention of investing 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.

  The non-convertible debt securities in which the Fund may invest include corporate or government debt securities of any maturity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or similarly rated by another NRSRO, or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

  CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of

18 PIMCO Funds: Multi-Manager Series

Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Core Equity Fund is Columbus Circle.

  MID CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Equity Fund is Columbus Circle.

  OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of less than $1 billion. The Fund is intended for aggressive investors seeking-above average gains and willing to accept the greater risks associated therewith.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Opportunity Fund is Columbus Circle.

  INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

                                                  January 14, 1997 Prospectus 19

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Innovation Fund is Columbus Circle.

  TAX EXEMPT FUND seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Tax Exempt Bonds"). Tax Exempt Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P, or which are similarly rated by another NRSRO or, if unrated, determined by the Portfolio Manager to be of quality comparable to obligations so rated. Tax Exempt Bonds rated in the fourth highest rating category (e.g., Baa by Moody's) may be considered to possess some speculative characteristics by certain NRSROs.

  The Fund may invest up to 20% of its net assets, under normal market conditions, in any combination of (1) Tax Exempt Bonds which are rated at least Ba by Moody's or BB by S&P (or similarly rated by another NRSRO or, if unrated, determined by the Portfolio Manager to be of comparable quality) and
(2) U.S. Government securities, money market instruments or "private activity" bonds. Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." For temporary defensive purposes, the Fund may invest all or a portion of its assets in U.S. Government securities and money market instruments. The Fund may purchase put or call options on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes, purchase and sell futures contracts on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes, and purchase put and call options on such futures contracts. The Fund may enter into repurchase agreements with banks and broker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration; and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commitments to purchase securities. The Fund may also invest a portion or, for temporary defensive purposes, up to 100% of its assets in money market instruments.

  Dividends to Fund shareholders derived from money market instruments and U.S. Government securities are taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain. See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Tax Exempt Fund is Columbus Circle.

  EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to

20 PIMCO Funds: Multi-Manager Series
earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Equity Income Fund is NFJ.

  VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Value Fund is NFJ.

  SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Value Fund is NFJ.

  ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common

                                                  January 14, 1997 Prospectus 21
stocks that are represented in the S&P 500. The Fund may invest in common stock of foreign issuers if included in the index. The Fund is designed to meet simultaneously all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets, (ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer optimization model analyzes the return pattern of thousands of portfolios that could be constructed from the securities in the S&P 500. The Portfolio
Manager's optimization process reweights or eliminates stocks that have not historically improved the performance or lowered the volatility of the Fund.
The Fund is rebalanced quarterly. The Trust reserves the right to change without shareholder approval the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations.

  The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Enhanced Equity Fund is Parametric.

  STRUCTURED EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the MSCI Free Index or the Baring Emerging Markets Index (the "Baring Index"). However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments.

22 PIMCO Funds: Multi-Manager Series

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Morocco              South Africa
  Brazil                Hungary             Pakistan             South Korea
  Chile                 India               Peru                 Sri Lanka
  China                 Indonesia           Philippines          Taiwan
  Colombia              Israel              Poland               Thailand
  Czech Republic        Jordan              Portugal             Turkey
  Estonia               Malaysia            Slovakia             Venezuela
  Greece                Mexico              Slovenia             Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

  For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." For a discussion of certain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Structured Emerging Markets Fund is Parametric.

  PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfolio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Characteristics and Risks of Securities and Investment Techniques--Precious Metals."

  The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and platinum. To the extent permitted by federal tax law, the Fund may invest directly in gold bullion and other precious metals. The Fund has no present intention of investing directly in precious metals other than gold.

                                                  January 14, 1997 Prospectus 23

  The Fund does not presently intend to invest more than 10% of its assets in either precious metals such as gold bullion or in futures on precious metals, such as gold futures, and options thereon. The Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets, and may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal. At the present time, the Fund has no intention of investing more than 5% of its assets in securities the value of which is linked to the price of a single precious metal.

  The Fund may invest without limit in securities of foreign issuers traded in foreign securities markets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes, commodity indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and precious metals; buy or sell foreign currencies; and enter into forward foreign currency contracts.

  The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Precious Metals Fund is Van Eck.

  BALANCED FUND seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accordance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the investment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Adviser.

24 PIMCO Funds: Multi-Manager Series

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities, inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Portfolio Manager believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO Advisors will manage directly the assets of the Fund allocated for investment in money market instruments (the "Money Market Segment"). Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities.

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks.

EQUITY FUNDS

  The Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, and Structured Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may

                                                  January 14, 1997 Prospectus 25
maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The Renaissance, Opportunity, Innovation, International, and Precious Metals Funds will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. Any of the Equity Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

  The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts ("ADRs"). The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Structured Emerging Markets, and Precious Metals Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

DURATION

  Under normal circumstances, the average portfolio duration of the Tax Exempt Fund will vary within a three- to ten-year time frame, and the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on the relevant Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Managers for the Tax Exempt Fund and the Fixed Income Securities Segment of the Balanced Fund. For more information on

26 PIMCO Funds: Multi-Manager Series
investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, Opportunity, Innovation, Tax Exempt, and Precious Metals Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of these Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

    (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

    (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land.

    (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

    (6) Concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technology to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. With respect to investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

  The investment objective of each of the Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, Structured Emerging Markets, and Balanced Funds, as set forth under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may

                                                  January 14, 1997 Prospectus 27
not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the above-referenced Funds may:

    (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

    (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

    (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

    (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

    (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

    (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

    (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans,

28 PIMCO Funds: Multi-Manager Series

  (b) enter into repurchase agreements and reverse repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

    (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, the Trust's non-fundamental restrictions, set forth in the Statement of Additional Information, may place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

SMALL AND MEDIUM CAPITALIZATION STOCKS

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Small Cap Growth, Opportunity, and Small Cap Value Funds will invest primarily in companies with market capitalizations of $1 billion or less, and the Micro Cap Growth Fund will invest primarily in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and

                                                  January 14, 1997 Prospectus 29
more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, the disposition of securities to meet redemptions may require a Fund to sell these securities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees maturing not later than the expiration of the reverse repurchase agreement to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund (with the exception of the Tax Exempt Fund) may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral

30 PIMCO Funds: Multi-Manager Series
consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

FOREIGN SECURITIES

  The Emerging Markets, International Developed, International, and Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Core Equity and Mid Cap Equity Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, these Funds may invest up to 35% of their respective assets in ADRs, EDRs, and GDRs, reduced by such amount that may be reserved for investments in high quality debt securities, money market obligations, and cash or other permissible investments. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets, including ADRs, EDRs, and GDRs. The remaining Equity Funds and the Balanced Fund may also invest in ADRs. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance, Opportunity, and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from

                                                  January 14, 1997 Prospectus 31
payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets and Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


32 PIMCO Funds: Multi-Manager Series

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Opportunity, Innovation, Structured Emerging Markets, Precious Metals, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, Structured Emerging Markets, Precious Metals, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, and Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, and Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The Renaissance, Tax Exempt, and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality

                                                  January 14, 1997 Prospectus 33
securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  The following chart provides information on the weighted average percentage of rated and unrated debt or fixed income securities in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated high yield securities believed by the Adviser or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.

                                                        RATED
                                     -------------------------------------------
                                     1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH
                                     ---- --- --- --- ---- ---- --- --- --- ----
Renaissance*........................ 5.06  --  --  -- 2.94 4.16  --  --  --  --

                                     UNRATED BUT CONSIDERED EQUIVALENT TO
                               -------------------------------------------------
                                                                          TOTAL
                               1ST 2ND 3RD 4TH 5TH 6TH  7TH 8TH 9TH 10TH UNRATED
                               --- --- --- --- --- ---- --- --- --- ---- -------
Renaissance*..................  --  --  --  --  -- 1.58  --  --  --  --   1.58

--------

* Represents holdings of the PIMCO Advisors Equity Income Fund for its fiscal year ended September 30, 1996, which reorganized as the Renaissance Fund of the Trust on January 17, 1997.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE INSTRUMENTS

  Certain Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Opportunity, Innovation, Structured Emerging Markets, Precious Metals, and Balanced Funds may engage in the purchase and writing of call and put options on securities; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes. The Tax Exempt Fund may purchase call or put options on U.S. Government securities, Tax Exempt Bonds, and Tax Exempt Bond indexes. The Precious Metals Fund may purchase and write options on commodity indexes. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, and Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures

34 PIMCO Funds: Multi-Manager Series
established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  For these purposes, derivative instruments are deemed to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, Commodity Indexes, and
Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the

                                                  January 14, 1997 Prospectus 35
option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, Opportunity, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Structured Emerging Markets, Precious Metals, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, and Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the

36 PIMCO Funds: Multi-Manager Series
amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Enhanced Equity, Structured Emerging Markets, Precious Metals, and Balanced Funds may invest in stock index futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Structured Emerging Markets, Precious Metals, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Tax Exempt Fund may purchase and sell futures contracts on U.S. Government securities and Tax Exempt Bonds, as well as purchase put and call options on such futures contracts. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

SHORT SALES

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. Short sales expose the Fund to the risk that it will be required to purchase securities to cover its short position at a time when the securities have appreciated in value, thus relating in a loss to the Fund.

                                                  January 14, 1997 Prospectus 37

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  The Balanced Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA,

38 PIMCO Funds: Multi-Manager Series

FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund has adopted a policy under which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

TAX EXEMPT BONDS

  The Tax Exempt Fund invests in Tax Exempt Bonds which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Tax Exempt Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The issuer of a Tax Exempt Bond may make such payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, or (3) a particular facility or project. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Tax Exempt Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Tax Exempt Bonds.

CONVERTIBLE SECURITIES

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the

                                                  January 14, 1997 Prospectus 39
convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

PRECIOUS METALS

  The Precious Metals Fund will concentrate its investments in the precious metals industry. Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. The values of companies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant foreign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies engaged in precious metal-related activities may be subject to extreme fluctuations, reflecting wider economic or political instability or for other reasons.

INVESTMENT IN INVESTMENT COMPANIES

  The Emerging Markets, International Developed, and International Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

CREDIT AND MARKET RISK OF FIXED INCOME SECURITIES

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

40 PIMCO Funds: Multi-Manager Series

MONEY MARKET INSTRUMENTS

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

ILLIQUID SECURITIES

  Each of the Capital Appreciation, Mid Cap Growth, Small Cap Growth, Equity Income, Value, Small Cap Value, Enhanced Equity, and Balanced Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of the Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). Each of the Emerging Markets, International Developed, International, Micro Cap Growth, Renaissance, Core Equity, Mid Cap Equity, Opportunity, Innovation, Tax Exempt, Structured Emerging Markets, and Precious Metals Funds may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

                                                  January 14, 1997 Prospectus 41

"FUNDAMENTAL" POLICIES

  The investment objective of each of the International, Renaissance, Opportunity, Innovation, Tax Exempt, and Precious Metals Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

INVESTMENT ADVISER

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of November 30, 1996 were approximately $111.2 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has six subsidiary partnerships: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers for all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors compensates the Portfolio Managers from its advisory fee (not from the Trust). Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.


42 PIMCO Funds: Multi-Manager Series

  BLAIRLOGIE manages the Emerging Markets Fund, the International Developed Fund, and the International Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation (a subsidiary of Pacific Mutual Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5%, and 5%, respectively, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of November 30, 1996 of approximately $.7 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of November 30, 1996 of approximately $3.3 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, Eric M. Wetlaufer, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 11 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of

                                                  January 14, 1997 Prospectus 43

Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. Wetlaufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment management experience. He previously served as Vice President of Northfield Information Services. Mr. Wetlaufer joined the predecessor of Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Management of Cadence and has 19 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and is certified as a Financial Planner.

  COLUMBUS CIRCLE manages the Renaissance Fund, the Core Equity Fund, the Mid Cap Equity Fund, the Opportunity Fund, the Innovation Fund, and the Tax Exempt Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of November 30, 1996 of approximately $14.6 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds (except the Tax Exempt Fund) with a view to investing in growing companies that are surprising the market with business results that are better than anticipated. The Trust has been informed that investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

  NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of November 30, 1996 of approximately $1.8 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork is responsible for the day-to-day management of the Equity Income Fund, the Value Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment

44 PIMCO Funds: Multi-Manager Series

Management, commenced operations in 1971. Pacific Investment Management had approximately $88.8 billion of assets under management as of November 30, 1996. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for 25 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  PARAMETRIC manages the Enhanced Equity Fund and the Structured Emerging Markets Fund (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of November 30, 1996 of approximately $2.0 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  David Stein, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric or its predecessor since 1988. Ms. Mauzy graduated from the California State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Economics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  VAN ECK is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, together with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is controlled by John C. Van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of November 30, 1996 of approximately $1.7 billion. Van Eck's address is 99 Park Avenue, New York, New York 10001. Van Eck is registered as an investment adviser with the SEC.

  Henry J. Bingham, Executive Managing Director of Van Eck and President of the International Investors series of Van Eck Funds, has served as the Portfolio Manager of the Precious Metals Fund since the Fund commenced operations.

  PIMCO ADVISORS determines the allocation of the Balanced Fund's assets among various asset classes and manages directly the Money Market Segment of that Fund.

                                                  January 14, 1997 Prospectus 45

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading advisor does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, Pacific Investment Management, and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  PIMCO Advisors also serves as administrator (the "Administrator") to the Funds pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.

46 PIMCO Funds: Multi-Manager Series

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                        ADVISORY
   FUND                                                                 FEE RATE
   ----                                                                 --------
   Tax Exempt Fund....................................................     .30%
   Capital Appreciation, Mid Cap Growth, Equity Income, Value,
    Enhanced Equity, Structured Emerging Markets, and Balanced Funds..     .45%
   International Fund.................................................     .55%
   Core Equity Fund...................................................     .57%
   International Developed, Small Cap Value, Renaissance, and Precious
    Metals Funds......................................................     .60%
   Mid Cap Equity Fund................................................     .63%
   Opportunity and Innovation Funds...................................     .65%
   Emerging Markets Fund..............................................     .85%
   Small Cap Growth Fund..............................................    1.00%
   Micro Cap Growth Fund..............................................    1.25%

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Emerging Markets, International Developed, International and
    Structured Emerging Markets Funds...........................      .50%
   Precious Metals Fund.........................................      .30%
   All Other Funds..............................................      .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International Fund, Renaissance Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund, and Precious Metals Fund by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (not the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Blairlogie--.40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund; Columbus Circle--.30% for the Tax Exempt Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, .48% for the Opportunity Fund, and .53% for the Mid Cap Equity Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, and
 .50% for the Small Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; Parametric--.35% for the Enhanced Equity Fund and .35% for the Structured Emerging Markets Fund; and
Van Eck--.35% for the Precious Metals Fund.

                                                  January 14, 1997 Prospectus 47

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution-related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Except for the Core Equity, Mid Cap Equity, and Opportunity Funds, each Fund may offer its shares in up to five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

48 PIMCO Funds: Multi-Manager Series

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 127 West 10th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Mutual Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"), which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on Business Days.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

                                                  January 14, 1997 Prospectus 49

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

CONTRIBUTED CAPITAL LIMITATIONS

  The Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10 million, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in all classes of the Fund to $100 million. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, shares of the International Fund, Small Cap Growth Fund, Opportunity Fund, Tax Exempt Fund, Structured Emerging Markets Fund, and Precious Metals Fund are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

RETIREMENT PLANS

  The Funds are available as an investment option for participants in retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) plans, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different

50 PIMCO Funds: Multi-Manager Series
investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders

                                                  January 14, 1997 Prospectus 51
may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

52 PIMCO Funds: Multi-Manager Series

  Exchanges may be made only with respect to Funds or series of PIMCO Funds:
Pacific Investment Management Series registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher the transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." Portfolio turnover for the remaining Funds is incorporated by reference in the Statement of Additional Information.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager.

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each Business Day as of the close of regular trading on the Exchange. Portfolio securities for which market quotations are readily available are valued at market value. Fixed income securities generally are valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized

                                                  January 14, 1997 Prospectus 53
cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, Structured Emerging Markets, and Precious Metals Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared daily and paid monthly to shareholders of record of the Tax Exempt Fund and declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Emerging Markets, International Developed, International, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Opportunity, Innovation, Small Cap Value, Enhanced Equity, Structured Emerging Markets, and Precious Metals Funds. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net realized short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally

54 PIMCO Funds: Multi-Manager Series
will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Tax Exempt Bonds are expected to be designated by the Fund as "exempt-interest dividends," and shareholders may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax. Other distributions from the Tax Exempt Fund may constitute taxable income, and any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.

  Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Tax Exempt Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Tax Exempt Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemption for "exempt-interest dividends" attributable to Tax Exempt Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Tax Exempt Fund receives on Tax Exempt Bonds that was paid out as dividends during the preceding year.

  The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for individuals and corporations. Therefore, if the Tax Exempt Fund invests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Tax Exempt Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Tax Exempt Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise

                                                  January 14, 1997 Prospectus 55
determined to be alternative minimum taxable income. Accordingly, an investment in the Tax Exempt Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1987 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest dividend, a portion of their share value would have been received in the form of tax-free income.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-two portfolios that are operational, twenty of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is a shareholder would be unable to meet its obligations, and thus should be considered remote.

56 PIMCO Funds: Multi-Manager Series

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer Class A shares, Class B shares, and Class C shares through a separate prospectus. These other classes of the Funds have different sales charges and expense levels, which will affect performance. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds.

  Institutional and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and shareholder services of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING

  Each class of shares of each Fund has identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Pacific Mutual Life Insurance Company (Newport Beach, California) with respect to the Diversified Low P/E Fund (the predecessor of the Value Fund) and the Mid Cap Equity Fund; the Jewish Federation of Metropolitan Chicago (Chicago, Illinois) with respect to the Small Cap Growth Fund; First Interstate Bank of California (Calabasas, California) with respect to the Enhanced Equity Fund; Melville Corporation (Rye, New York) with respect to the Core Equity Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent such shareholders are the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or the Trust).

                                                  January 14, 1997 Prospectus 57

PERFORMANCE INFORMATION

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  All Funds may include the total return of Institutional Class and Administrative Class shares in advertisements or other written material. When a Fund advertises its total return with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class may be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to reflect current sales charges or redemption fees (if any) of the newer class, but not reflecting different operating expenses (such as service or distribution fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Funds may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The Tax Exempt Fund also may advertise tax equivalent yield, which is calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.


58 PIMCO Funds: Multi-Manager Series

  The Adviser and each Portfolio Manager may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

                                                  January 14, 1997 Prospectus 59

                      (This page left blank intentionally)

                                                    [LOGO OF PIMCO APPEARS HERE]


PIMCO FUNDS
Multi-Manager Series

INVESTMENT ADVISER
  PIMCO Advisors L.P.
  800 Newport Center Drive
  Newport Beach, CA 92660

ADMINISTRATOR
  PIMCO Advisors L.P.

  800 Newport Center Drive
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105




                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                           January 14, 1997

                                 PIMCO Funds:
                             Multi-Manager Series

                      STATEMENT OF ADDITIONAL INFORMATION

                               January 14, 1997

           PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO
Funds: Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently offering twenty-two separate investment portfolios (the "Funds"): the Equity Income Fund, the Value Fund, the Renaissance Fund, the Enhanced Equity Fund, the Growth Fund, the Capital Appreciation Fund, the Mid Cap Growth Fund, the Core Equity Fund, the Mid Cap Equity Fund, the Target Fund, the Small Cap Value Fund, the Small Cap Growth Fund, the Opportunity Fund, the Micro Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund, the Balanced Fund and the Tax Exempt Fund.

           The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

           This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust dated January 14, 1997, as supplemented from time to time. The Trust offers up to five classes of shares of each of its Funds through two Prospectuses. Class A, Class B and Class C shares are offered through the "Retail Prospectus," and Institutional and Administrative Class shares are offered through the "Institutional Prospectus" (collectively with the Retail Prospectus, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number listed below.

     Institutional Prospectus:                  Retail Prospectus:
     ------------------------                   -----------------
     PIMCO Funds                                PIMCO Funds Distribution Company
     840 Newport Center Drive                   2187 Atlantic Street
     Suite 360                                  Stamford, Connecticut 06902
     Newport Beach, California 92660            Telephone:  (800) 426-0107
     Telephone: (800) 927-4648 (Current Shareholders)
                (800) 800-0952 (New Accounts)
                (800) 987-4620 (PIMCO Infolink Audio
                                Response Network)


                                         TABLE OF CONTENTS
                                         -----------------
                                                                                              PAGE
                                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES.............................................................  3
      U.S. Government Securities...............................................................  3
      Borrowing................................................................................  3
      Preferred Stock..........................................................................  4
      Corporate Debt Securities................................................................  4
      High Yield Securities ("Junk Bonds").....................................................  4
      Participation on Creditors Committees....................................................  6
      Variable and Floating Rate Securities....................................................  6
      Mortgage-Related and Asset-Backed Securities.............................................  7
      Foreign Securities....................................................................... 10
      Bank Obligations......................................................................... 12
      Commercial Paper......................................................................... 13
      Derivative Instruments................................................................... 13
      Forward Commitments, When-Issued and Delayed Delivery Transactions....................... 19
      Warrants to Purchase Securities.......................................................... 20
      Tax Exempt Bonds......................................................................... 20
      Metal-Indexed Notes and Precious Metals.................................................. 21
      Repurchase Agreements.................................................................... 22
      Securities Loans......................................................................... 22

INVESTMENT RESTRICTIONS........................................................................ 23
      Fundamental Investment Restrictions...................................................... 23
      Non-Fundamental Investment Restrictions.................................................. 25

MANAGEMENT OF THE TRUST........................................................................ 29
      Trustees................................................................................. 29
      Officers................................................................................. 31
      Trustees' Compensation................................................................... 32
      Investment Adviser....................................................................... 33
      Portfolio Management Agreements.......................................................... 35
      Fund Administrator....................................................................... 39

DISTRIBUTION OF TRUST SHARES................................................................... 41
      Distributor and Multi-Class Plan......................................................... 41
      Contingent Deferred Sales Charge and Initial Sales Charge................................ 42
      Distribution and Servicing Plans for Class A, Class B and Class C Shares................. 43
      Distribution and Administrative Services Plans for Administrative Class Shares........... 46
      Purchases, Exchanges and Redemptions..................................................... 48

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................... 49
      Investment Decisions..................................................................... 49
      Brokerage and Research Services.......................................................... 49
      Portfolio Turnover....................................................................... 51

NET ASSET VALUE................................................................................ 52

TAXATION....................................................................................... 52


      Distributions............................................................................ 53
      Sales of Shares.......................................................................... 54
      Backup Withholding....................................................................... 54
      Options, Futures, Forward Contracts and Swap Agreements.................................. 55
      Passive Foreign Investment Companies..................................................... 55
      Foreign Currency Transactions............................................................ 56
      Foreign Taxation......................................................................... 56
      Original Issue Discount.................................................................. 57
      Other Taxation........................................................................... 57

OTHER INFORMATION.............................................................................. 58
      Capitalization........................................................................... 58
      Performance Information.................................................................. 58
      Calculation of Yield..................................................................... 59
      Calculation of Total Return.............................................................. 60
      Voting Rights............................................................................ 73
      Certain Ownership of Trust Shares........................................................ 73
      Custodian................................................................................ 85
      Independent Accountants.................................................................. 86
      Registration Statement................................................................... 86
      Financial Statements..................................................................... 86

APPENDIX.......................................................................................A-1


                      INVESTMENT OBJECTIVES AND POLICIES

           The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

U.S. Government Securities

           U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

           Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its specific limitations on borrowings. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the Adviser the Fund's sub-adviser (the Funds' sub-advisers are referred to herein as "Portfolio Managers") in accordance with procedures established by the Board of Trustees equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

           All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert it to common stock.

Corporate Debt Securities

           All Funds may invest in corporate debt securities. The Equity Income, Value, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

           A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

           Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

           A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

High Yield Securities ("Junk Bonds")

            Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or if unrated, are of comparable quality in the opinion of the Fund's

Portfolio Manager. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

           A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the Adviser or relevant Portfolio Manager to be of comparable quality to obligations so rated.

           The Renaissance, Balanced and Tax Exempt Funds may purchase high yield securities (as defined in the Prospectuses) rated in either the fifth or (except for the Tax Exempt Fund) sixth highest rating categories by any NRSRO or comparable unrated securities, and the Renaissance Fund may invest up to 10% of its total assets in high yield securities rated below the sixth highest rating category by an NRSRO or comparable unrated securities (but will not purchase any security in default on the date of acquisition). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Portfolio Manager, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

           Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

           High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

           Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance, Tax Exempt and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

           Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may be varied in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a security may be sold and another of comparable quality and maturity (usually, but not always, of a different issuer) purchased at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Participation on Creditors Committees

           A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Portfolio Manager believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

           Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

           Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates. However, the Fund would generally participate less in appreciation resulting from any general decline in interest rates.

           Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security will generally exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Trust has adopted a policy under which the Balanced Fund will invest no more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Asset-Backed Securities" below for a discussion of IOs and POs.

Mortgage-Related and Asset-Backed Securities

           Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). The Balanced Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below) and in other types of mortgage-related securities.

           Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

           The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

           Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

           FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the United States Government.

           Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Balanced Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Balanced Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid.

           Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Balanced Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Balanced Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

           Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

           CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                          --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

           In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

           FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

           If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

           Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

           Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

           Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

           The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

           CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

           Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

           SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

           Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Balanced Fund's limitations on investment in illiquid securities.

           Other Asset-Backed Securities. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

           Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

Foreign Securities

           The Emerging Markets, Structured Emerging Markets, International Developed and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Each of the Funds except for the Tax Exempt Fund may invest in American Depository Receipts ("ADRs").

The Emerging Markets, Structured Emerging Markets, International Developed, International and Precious Metals Funds may also invest in common stocks issued by foreign companies or in securities represented by European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

           Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

           The risks of investing in foreign securities are particularly high when securities of issuers based in emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

           The Renaissance, Growth, Target, Opportunity, Innovation, International, International Developed, Emerging Markets, Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets,

Structured Emerging Markets, International Developed, International, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

           All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

           The International, International Developed, Emerging Markets and Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets and Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Bank Obligations

           Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 10% (in the case of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth and Balanced Funds), or 15% (in the case of the Renaissance, Growth, Mid Cap Equity, Core Equity, Target, Opportunity, Micro Cap Growth, Innovation, International, Emerging Markets, Structured Emerging Markets, International Developed, Precious Metals and Tax Exempt Funds) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

           Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the

Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

           The Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, International Developed, and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Portfolio Managers, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to the Trust's limitations on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

           Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

           All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, International and International Developed Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Derivative Instruments

           Certain Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on future contracts as further described below. In pursuit of their investment objectives, the Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, Emerging Markets, Structured Emerging Markets, Precious Metals and Balanced Funds may engage in the purchase and writing of call and put options on securities; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes. The International, International Developed, Emerging Markets, Precious Metals and Balanced Funds may invest in foreign exchange futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Balanced Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Tax Exempt Fund may purchase call or put options on U.S. Government Securities, Tax Exempt Bonds and Tax Exempt Bond indexes. The Precious Metals Fund may purchase and write options on commodities indexes.

           Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

           An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

           A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian.

           If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

           A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

           The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

           OTC Options. The Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

           It is the present policy of each of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds not to enter into any OTC option transaction if, as a result, more than 15% of that Fund's net assets would be invested in (i) OTC options purchased by the Fund,
(ii) the illiquid portion (determined under the foregoing formula) of OTC options written by the Fund, and (iii) other illiquid investments as set forth below under the heading "Investment Restrictions."

           Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

           There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

           If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

           Foreign Currency Options. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

           Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

           Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.


           A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

           When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

           A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

           Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

           Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

           When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

           When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

           When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

           When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

           The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

           Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

           Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Tax Exempt Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Tax Exempt Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

           Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

           There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

           Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

           Swap Agreements. The Emerging Markets, Structured Emerging Markets and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

           Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

           Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



Forward Commitments, When-Issued and Delayed Delivery Transactions

           A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Adviser or the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

            Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

           Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.



Tax Exempt Bonds

           As noted in the Prospectuses, it is a non-fundamental policy of the Tax Exempt Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Tax Exempt Bonds") which are rated Baa or higher by Moody's or BBB or higher by S&P, or in one of the four highest rating categories of any other NRSRO, or which are unrated and determined by the Adviser or the Fund's Portfolio Manager to be of quality comparable to obligations so rated. Under such policy, the Fund may invest up to 20% of its net assets in Tax Exempt Bonds rated in the fifth highest rating category by any NRSRO, or unrated obligations determined by the Portfolio Manager to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix A hereto. From time to time, however, the Fund may have less than 80% of its net assets invested in Tax Exempt Bonds for temporary defensive purposes. The ability of the Fund to invest in securities other than Tax Exempt Bonds is limited by a requirement of the Internal Revenue Code of 1986 that at least 50% of the Fund's total assets be invested in Tax Exempt Bonds at the end of each calendar quarter. See "Taxes."

           Tax Exempt Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Tax Exempt Bonds which the Tax Exempt Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

           Under the Internal Revenue Code of 1986, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

           Tax Exempt Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

           The Tax Exempt Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the Portfolio Manager's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Tax Exempt Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Tax Exempt Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

           Prices and yields on Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

           Obligations of issuers of Tax Exempt Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Tax Exempt Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Bonds in the same manner.

Metal-Indexed Notes and Precious Metals

           The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to and thus varies directly with changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

           The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade, commercial paper rated in the top rating category by any NRSROs, or Metal-Indexed Notes issued by issuers that the Adviser or the Portfolio Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

           The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-

Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

           Until recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

           Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

           It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased. The Precious Metals Fund will not invest in Metal-Indexed Notes that are not publicly traded until it is certain of how the Internal Revenue Service would characterize income derived from such notes.

Repurchase Agreements

           Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Portfolio Managers, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans

           Each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Target, Micro Cap Growth, International Developed, Emerging

Markets, Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 33 % of its total assets. Each of the Renaissance, Growth, Opportunity, Innovation, International, Tax Exempt and Precious Metals Funds may make such loans amounting to no more than 25% of their total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Portfolio Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

           The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none of the above-mentioned Funds may:

           (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

           (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

           (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

           (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

           (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

           (6) concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technology to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. With respect to investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

           The investment objective of each of the above-referenced Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

           The investment objective of each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets and Balanced Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the above-mentioned Funds may:

           (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

           (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

           (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

           (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

           (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

           (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

           (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

           (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

           (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

           (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

            Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

Non-Fundamental Investment Restrictions

           The Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds are also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

           (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage -Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

           (2) with respect to the Tax Exempt Fund, invest less than 80% of such Fund's net assets in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P or which are unrated and determined by such Fund's Portfolio Manager to be of comparable quality;

           (3) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

           (4) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

           (5) purchase or sell commodities or commodity contracts except that such Funds may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

           (6) make loans, except by purchase of debt obligations or by entering into repurchase agreements (in the case of the Tax Exempt Fund, with respect to not more than 20% of its total assets) or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

           (7) invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Adviser or the Portfolio Manager of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5% of the securities of such issuer;

           (8) invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the International Fund's and Target Fund's total assets taken at current value may be invested (without regard to such 5% limitation) in the securities of an issuer; and provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Tax Exempt Bonds;

           (9) invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions except for the International Fund, which may invest up to 10% of its assets in securities of other investment companies without regard to this restriction. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. (Under the 1940 Act no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.);

           (10) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the relevant Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, no Fund will invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper);

           (11) invest in warrants or rights excluding options (other than warrants or rights acquired by such Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of such Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

           (12) invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.);

           (13) write (sell) or purchase options except that (i) each such Fund other than the Tax Exempt Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and, with respect to the Renaissance, Growth, Opportunity, Target, Innovation, International, and Precious Metals Funds, on stock indexes) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (ii) the Tax Exempt Fund may purchase put options with respect to all or any part of its portfolio securities and call options with respect to securities that it is eligible to purchase; provided that the premiums paid by each such Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each such Fund may enter into closing sale transactions with respect to options it has purchased;

           (14) buy or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Precious Metals Fund may purchase and sell interests in oil, gas and other natural resources (other than oil, gas or other mineral leases);

           (15) make investments for the purpose of gaining control of a company's management;

           (16) invest in certificates of deposit of any bank if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities (including certificates of deposit) of that bank, except that (i) each diversified Fund may invest up to 25% of its total assets without regard to this restriction and (ii) each non-diversified Fund shall not be subject to this restriction;

           (17) purchase or sell real estate, including investments in limited partnerships that invest directly in real estate; provided, however, that these Funds may invest in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate;

           (18) with respect to the Target Fund, invest in commodities or commodity futures contracts; or

           (19) engage in short-term trading as a matter of policy; provided, however, that in pursuing such Fund's investment objective, the Fund's Portfolio Manager will continue to monitor all securities positions of the Fund and will seek to dispose of any position that it believes is no longer consistent with achieving optimum performance.

           Each of each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets and Balanced Funds is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, none of the above-mentioned Funds may:

           (1)  invest for the purpose of exercising control or management;

           (2) invest in securities of another open-end investment company, except that each of the International Developed and Emerging Markets Funds may invest up to 10% of its total assets in the securities of other investment companies;

           (3) (a) for the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Growth, Small Cap Value, and Balanced
Funds: invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees); nor invest more than 5% of the net assets of a Fund in securities that are illiquid because they are subject to legal or contractual restrictions on resale;

           (b) for the Micro Cap Growth, Core Equity, Mid Cap Equity, International Developed, Emerging Markets, and Structured Emerging Markets
Funds: invest more than 15% of the net assets of such Fund (taken at market value at the time of the investment) in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which are illiquid;

           (4) purchase any security if, as a result, the Fund will then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for less than three years;

           (5) purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees, or any officer or Director of PIMCO Advisors or the Portfolio Manager of the Fund, individually owns more than one-half of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

           (6) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and Directors or Trustees of the Trust or the Adviser;

           (7) invest in a security if, with respect to 100% of the total assets, the Fund would own more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

           (8) invest more than 5% of the assets of such Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

           (9) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes;

           (10) sell securities or property short, except short sales against the box;

           (11) purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except that this restriction does not apply to puts that are a feature of floating rate securities or to puts that are a feature of other corporate debt securities, and except that such Fund may engage in options on securities, options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments;

           (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if as a result, the investment in warrants (valued to the lower of cost or market) would exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange;

           (13) invest in securities sold in foreign over-the-counter markets unless the foreign dealers effecting such transactions have a minimum net worth of $20 million; or

           (14) invest in oil, gas or other mineral exploration or development programs (including oil, gas, or other mineral leases), except that a Fund may invest in the securities of companies that invest in or sponsor those programs.

           Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.



           The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees

           The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Messrs. Cannon, Carter, Childress, Light, Prindiville, Segall, Stooks and Thorne, each formerly a Trustee of PIMCO Advisors Funds ("PAF"), were elected to the Board of Trustees of the Trust at a Shareholders' meeting held on December 20, 1996. These persons were elected in connection with the reorganization of certain series of PAF with Funds of the Trust in a transaction which took place on January 17, 1997. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

-------------------------------------   --------------------------------------------------------------------------------------------

Name, Address and Age                   Principal Occupation(s) During the Past Five Years
-------------------------------------   --------------------------------------------------------------------------------------------

E. Philip Cannon                        Trustee, PAF and Cash Accumulation Trust ("CAT");  Headmaster, St. John's School, Houston,
2401 Claremont                          Texas.  Formerly, General Partner, J.B. Poindexter & Co., Houston, Texas (private
Houston, TX 77019                       partnership), and Partner, Iberia Petroleum Company (oil and gas production).  Mr. Cannon
Age  56                                 was a director of WNS Inc., a retailing company which filed a petition in bankruptcy within the last five years.
-------------------------------------   --------------------------------------------------------------------------------------------

Donald P. Carter                        Trustee, PAF and CAT; Formerly, Chairman, Executive Vice President and Director
434 Stable Lane                         Director, Cunningham & Walsh, Inc., Chicago (advertising agency).
Lake Forest, IL 60045
Age 69
--------------------------------------- --------------------------------------------------------------------------------------------

Gary A. Childress                       Trustee, PAF and CAT; Chairman and Director, Bellefonte Lime Company, Inc.; Chief
11 Longview Terrace                     Executive Officer, Woodings & Verona Toolworks Inc.  Mr. Childress is a partner in
Madison, CT 06443                       GenLime, L.P., a private limited partnership, which has filed a petition in bankruptcy
Age 62                                  within the last five years.
--------------------------------------- --------------------------------------------------------------------------------------------

(*) William D. Cvengros                 Trustee, PAF and CAT; Chairman of the Board  of the Trust; Chief Executive Officer,
800 Newport Center Drive                President, and member of the Operating Board, Operating Committee, and Equity Board, PIMCO
Newport Beach, CA 92660                 Advisors; Director, PIMCO Funds Distribution Company ("PFDCO").  Formerly, President of
Age  48                                 the Trust, and Director, Vice Chairman, and Chief  Investment Officer, Pacific Mutual Life
                                        Insurance Company ("Pacific Mutual")
--------------------------------------- --------------------------------------------------------------------------------------------


--------------------------------------- --------------------------------------------------------------------------------------------

Gary L. Light                           Trustee, PAF and CAT; Partner, E.V.A. Investors Inc. (private investments); Consultant to
12220 N. Meridian Street, #145          and, prior to March, 1987, Executive Vice President, Mayflower Corporation (trucking and
Carmel, IN 46032                        transportation); Vice Chairman and Chief Executive Officer, Sofamor Danek (medical
Age 59                                  devices).
--------------------------------------- --------------------------------------------------------------------------------------------

Richard L. Nelson                       President, Nelson Financial Consultants; Director, Wynn's International, Inc.; Trustee,
8 Cherry Hills Lane                     Pacific Select Fund.  Formerly, Partner, Ernst & Young.
Newport Beach, CA 92660
Age 66
--------------------------------------- --------------------------------------------------------------------------------------------

Lyman W. Porter                         Professor of Management at the University of California, Irvine; Trustee, Pacific Select
2639 Bamboo Street                      Fund.
Newport Beach, CA 92660
Age  66
--------------------------------------- --------------------------------------------------------------------------------------------

(*) Robert A. Prindiville               Trustee, PAF and CAT; Vice President, PIMCO Advisors.  Formerly, President and Director,
2187 Atlantic Street                    Thomson Advisory Group, Inc.; Director and Chairman, PFDCO; Executive Vice President,
Stamford, CT 06903                      PIMCO Advisors.
Age 61
--------------------------------------- --------------------------------------------------------------------------------------------

Alan Richards                           President, Alan Richards Consulting, Inc.; Trustee, Pacific Select Fund; Director, Western
P.O. Box 675760                         National Corporation.  Formerly, President, Chief Executive Officer and Director, E.F.
18132 Camino de Estrellas               Hutton Insurance Group, Inc.; Chairman of the Board, Chief Executive Officer and
Rancho Santa Fe, CA 92067               President, E.F. Hutton Life Insurance Company; Director, E.F. Hutton & Company, Inc.
Age 66
--------------------------------------- --------------------------------------------------------------------------------------------

Joel Segall                             Trustee, PAF and CAT; Formerly, President and University Professor, Bernard M. Baruch
11 Linden Shores                        College, The City University of New York; Deputy Under Secretary for International
Branford, CT 06405                      Affairs, United States Department of Labor; Professor of Finance, University of Chicago;
Age 73                                  Board of Managers, Coffee, Sugar and Cocoa Exchange.
--------------------------------------- --------------------------------------------------------------------------------------------

W. Bryant Stooks                        Trustee, PAF and CAT; President, Bryant Investments, Ltd.  Formerly, President, Senior
1530 E. Montebello                      Vice President, Director and Chief Executive Officer, Archirodon Group Inc.; Partner,
Phoenix,  AZ 85014                      Arthur Andersen & Co.
Age  56
--------------------------------------- --------------------------------------------------------------------------------------------

Gerald M. Thorne                        Trustee, PAF and CAT;  Formerly, President and Director, Firstar National Bank of
5 Leatherwood Lane                      Milwaukee;  Chairman, President and Director, Firstar National Bank of Sheboygan;
Savannah, GA  31414                     Director, Bando-McGlocklin.
Age 58
--------------------------------------- --------------------------------------------------------------------------------------------


* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

Officers

           The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

------------------------------------------- -------------------------------- -------------------------------------------------------

Name, Address and Age                          Position(s) with the Trust       Principal Occupation(s) During the Past Five Years
------------------------------------------- -------------------------------- -------------------------------------------------------



------------------------------------------- -------------------------------- -------------------------------------------------------

Stephen J. Treadway                            President and Chief Executive    President, CAT; Executive Vice President, PIMCO
2187 Atlantic Street                           Officer                          Advisors; Director and Chairman, PFDCO.  Formerly,
Stamford, CT 06902                                                              Executive Vice President, Smith Barney Inc.
Age 49
------------------------------------------- -------------------------------- -------------------------------------------------------

R. Wesley Burns                                Executive Vice President         Vice President of PAF and CAT; President, PIMCO
Age 37                                                                          Funds: Pacific Investment Management Series;
                                                                                Executive Vice President, Pacific Investment
                                                                                Management Company ("Pacific Investment
                                                                                Management").  Formerly, Vice President, Pacific
                                                                                Investment Management.
------------------------------------------- -------------------------------- -------------------------------------------------------

Newton B. Schott, Jr.                          Vice President and Secretary     Vice President and Clerk of PAF and CAT; Senior Vice
2187 Atlantic Street                                                            President-Legal and Secretary, PIMCO Advisors;
Stamford, CT 06902                                                              Director,  Executive Vice President and Secretary,
Age 54                                                                          PFDCO. Formerly, Executive Vice President, Secretary
                                                                                and General Counsel, Thomson Advisory Group and
                                                                                PIMCO Advisors; Executive Vice President, Secretary,
                                                                                General Counsel and Director, Thomson McKinnon Inc .

------------------------------------------- -------------------------------- -------------------------------------------------------

Jeffrey M. Sargent                             Vice President                   Vice President and Manager of Fund  Shareholder
Age  34                                                                         Servicing, Pacific Investment Management; Vice
                                                                                President of  PIMCO Funds: Pacific Investment
                                                                                Management Series.  Formerly, Project Specialist,
                                                                                Pacific Investment Management.
------------------------------------------- -------------------------------- -------------------------------------------------------

Teresa A. Wagner                               Vice President                   Vice President and Assistant Clerk of PAF; Assistant
Age 34                                                                          Clerk of CAT; Vice President, PIMCO Funds: Pacific
                                                                                Investment Management Series; Vice President and
                                                                                Manager of Fund Administration, Pacific Investment
                                                                                Management. Formerly, Vice President, PIMCO Advisors
                                                                                Institutional Services; Finance Director, Pacific
                                                                                Financial Asset Management Company ("PFAMCO").
---------------------------------------------- -------------------------------- ----------------------------------------------------

Richard M. Weil                                Vice President                   Senior Vice President - Legal, PIMCO Advisors.
Age 33                                                                          Formerly, Vice President, Bankers Trust Company;
                                                                                Associate, Simpson, Thatcher & Bartlett.
---------------------------------------------- -------------------------------- ----------------------------------------------------

John P. Hardaway                               Vice President and Treasurer     Treasurer of PAF, CAT and PIMCO Funds: Pacific
Age 39                                                                          Investment Management Series; Vice President and
                                                                                Manager of Fund Operations, Pacific Investment
                                                                                Management.
---------------------------------------------- -------------------------------- ----------------------------------------------------



------------------------------------------- -------------------------------- -------------------------------------------------------

Joseph D. Hattesohl                            Assistant Treasurer              Manager of Fund Taxation, Pacific Investment
Age 33                                                                          Management; Assistant Treasurer of PIMCO Funds:
                                                                                Pacific Investment Management Series. Formerly,
                                                                                Director of Financial Reporting, Carl I. Brown &
                                                                                Co.; Tax Manager, Price Waterhouse LLP.
---------------------------------------------- -------------------------------- ----------------------------------------------------

Garlin G. Flynn                                Assistant Secretary              Senior Fund Administrator, Pacific Investment
Age 50                                                                          Management; Secretary of PIMCO Funds: Pacific
                                                                                Investment Management Series. Formerly, Senior
                                                                                Mutual Fund Analyst, PIMCO Advisors Institutional
                                                                                Services; Senior Mutual Fund Analyst, PFAMCo.
---------------------------------------------- -------------------------------- ----------------------------------------------------


Trustees' Compensation

           Trustees other than those affiliated with PIMCO Advisors, a Portfolio Manager, or Pacific Investment Management , receive an annual retainer of $10,000, plus $1,000 for each Board of Trustees meeting attended, and $1,000 for each Audit, Nominating or Policy Committee meeting attended, plus reimbursement of related expenses. The Chairmen of the Audit and Policy Committees receive an additional annual retainer of $1,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which will permit the Trustees to elect to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Some of the Trustees earned deferred compensation for their services on behalf of PAF and CAT which was carried forward under the Trust's plan.

           The following table sets forth information regarding compensation received by those Trustees who are not affiliated as described above for the fiscal period ended June 30, 1996:

                          ------------------------------ -------------------------- -------------------------
                                       (1)                          (2)                       (3)
                                                                                    Total Compensation from
                                                          Aggregate Compensation    Trust and Fund Complex1
                                 Name of Trustee                from Trust
                          ------------------------------ -------------------------- -------------------------
                          E. Philip Cannon                          $0                       $50,000
                          ------------------------------ -------------------------- -------------------------
                          Donald P. Carter                          $0                       $53,500
                          ------------------------------ -------------------------- -------------------------
                          Gary A. Childress                         $0                       $53,000
                          ------------------------------ -------------------------- -------------------------
                          Gary L. Light                             $0                       $55,000
                          ------------------------------ -------------------------- -------------------------
                          Richard L. Nelson                     $14,333.33                 $14,333.33
                          ------------------------------ -------------------------- -------------------------
                          Lyman W. Porter                       $12,166.67                 $12,166.67
                          ------------------------------ -------------------------- -------------------------
                          Alan Richards                         $14,333.33                 $14,333.33
                          ------------------------------ -------------------------- -------------------------


                          ------------------------------ -------------------------- -------------------------
                          Joel Segall                               $0                       $59,500
                          ------------------------------ -------------------------- -------------------------
                          W. Bryant Stooks                          $0                       $53,500
                          ------------------------------ -------------------------- -------------------------
                          Gerald M. Thorne                          $0                      $50,000
                          ------------------------------ -------------------------- -------------------------


          /1/ The amounts listed in column (3) for Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne include total compensation paid for their services as Trustees of PAF and CAT for PAF's and CAT's fiscal years ended September 30, 1996. By virtue of having PIMCO Advisors as a common investment adviser, the Trust, PAF and CAT are considered to be part of the same "Fund Complex" for these purposes. The amounts listed in column (3) do not include pension/retirement benefits earned by these Trustees for their services on behalf of PAF through its fiscal year ended September 30, 1995 pursuant to a Trustees' Pension Plan for PAF (the "Pension Plan"). The Trustees of PAF voted to terminate the Pension Plan as of September 28, 1995 and received lump-sum payments in January of 1996. Of the amounts listed in column (3), E. Philip Cannon, Donald P. Carter, Joel Segall and Gerald M. Thorne elected to have the payment of $50,000; $38,500; $43,000; and $50,000, respectively, deferred under a deferred compensation plan for PAF and CAT. Aggregate deferred compensation (including the amounts listed in the preceding sentences) earned in prior years by Trustees under the PAF and CAT deferred compensation plan was carried forward under a deferred compensation plan for the Trust (the "Plan") which went into place during fiscal 1997. The compensation listed in column (3) for Messrs. Light and Segall does not include amounts which accrued pursuant to 1987 Deferred Fee Agreements with PAF and CAT which terminated effective December 14, 1995. These benefits were distributed to Messrs. Light and Segall during 1996.


Investment Adviser

           PIMCO Advisors serves as investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987; PIMCO Partners, G.P. ("PIMCO GP"), PIMCO Advisors's sole general partner, is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life ; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company, who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO GP has substantially delegated its management and control of PIMCO Advisors to an Equity Board and an Operating Board of PIMCO Advisors. The activities of PIMCO Advisors are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PIMCO Advisors's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management, which is a subsidiary general partnership of PIMCO Advisors. The Equity Board is composed of twelve members including the chief executive officer of PIMCO Advisors, three members designated by PFAMCO, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PIMCO Advisors, and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management and the Managing Directors could be said to control PIMCO Advisors, although the Managing Directors disclaim such control. PIMCO Advisors and PIMCO GP are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. PIMCO Advisors and its subsidiary partnerships had approximately $111.2 billion of assets under management as of November 30, 1996.

           PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds except the Precious Metals Fund, PIMCO Advisors has engaged affiliates to serve as Portfolio Managers.

           Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others. The Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement or a party thereto, at a meeting held on September 17, 1996.

           The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and
(ii) by a majority of the disinterested Trustees defined above. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

           The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

Fund                                                          Advisory
----                                                          Fee Rate
                                                              --------
Tax Exempt Fund.............................................    .30%
Equity Income, Value, Capital Appreciation,
   Mid Cap Growth, Structured Emerging Markets,
  Enhanced Equity and Balanced Funds........................    .45%
Growth Fund.................................................    .50%
International and Target Funds..............................    .55%
Core Equity Fund............................................    .57%
Small Cap Value, Renaissance, Precious Metals
  and International Developed Funds.........................    .60%
Mid Cap Equity Fund.........................................    .63%
Opportunity and Innovation Funds............................    .65%
Emerging Markets Fund.......................................    .85%
Small Cap Growth Fund.......................................   1.00%
Micro Cap Growth Fund.......................................   1.25%

      For the fiscal years ended June 30, 1996, October 31, 1995, and October 31, 1994 (the fiscal year ended June 30, 1996 being an eight-month period) the following Funds paid the Adviser the following amounts under the Advisory
Contract:

                                                         Year                  Year                  Year
                                                        Ended                  Ended                 Ended
Fund                                                   6/30/96                10/31/95              10/31/94
----                                                   -------                --------              --------
Equity Income Fund                                     $425,899               $445,739              $368,971
Value Fund                                               65,873                 60,686                85,078

Small Cap Value Fund                                        156,721                203,158               214,936
Core Equity Fund                                            145,931                 73,930                   N/A
Mid Cap Equity Fund                                          35,315                 26,276                   N/A
Capital Appreciation Fund                                   883,498                881,358               595,724
Mid Cap Growth Fund                                         617,546                650,017               453,846
Micro Cap Growth Fund                                       669,726                609,540               251,431
Small Cap Growth Fund                                       426,098                594,905               456,981
Enhanced Equity Fund                                        274,512                319,036               267,252
Emerging Markets Fund                                       440,978                638,097               319,725
International Developed Fund                                294,777                282,055                84,712
Balanced Fund                                               235,529                417,190               597,672

         In addition, the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as the listed Fund of the Trust on January 17,
1997) paid the Adviser the following amounts, as series of PAF, for the fiscal years ended September 30, 1996, 1995 and 1994 under separate management contracts between the Adviser and PAF on behalf of each such Fund former PAF series:

                                                             Year                   Year                  Year
                                                            Ended                   Ended                 Ended
Fund                                                       9/30/96                 9/30/95               9/30/94
----                                                       -------                 -------               -------
Renaissance Fund                                         $1,627,632               $1,371,809            $1,191,587
Growth Fund                                               9,987,541                8,268,603             7,699,562
Target Fund                                               7,295,767                5,294,008             3,685,196
Opportunity Fund                                          6,183,575                5,000,057             4,796,571
Innovation Fund                                           1,063,584                  265,836                   N/A
International Fund                                        1,872,608                2,097,974             2,160,604
Precious Metals Fund                                        397,969                  434,323               400,895
Tax Exempt Fund                                             333,349                  369,918               489,220



         The Adviser received a total of $34,021,817, $26,739,075 and $25,174,625 (including the amounts listed above) for advisory services rendered to PAF for the fiscal years ended September 30, 1996, 1995 and 1994, respectively. Amounts in addition to those listed above were paid by other series of PAF which either merged into Funds of the Trust or merged with/reorganized as series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family in transactions which took place on January 17, 1997.

Portfolio Management Agreements

         The Adviser employs Portfolio Managers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the relevant Portfolio Manager. Each Portfolio Manager is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which is an independent Portfolio Manager that advises the Precious Metals Fund. The Adviser currently has six subsidiary partnerships which manage the remaining Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

         Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at an annual rate of .25% of the average daily net assets of the portion of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

         Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to PIMCO, commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management also provides investment advisory services to the PIMCO Funds, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies, to PIMCO Commercial Mortgage Securities Trust, Inc. which is a closed-end management investment company, and to managed accounts consisting of proceeds from pension and profit sharing plans. Pacific Investment Management had approximately $88.8 billion of assets under management as of November 30, 1996.


         Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Enhanced Equity and Structured Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Parametric a fee at an annual rate based on a percentage of the average daily net assets of each of these Funds as follows: .35% for the Enhanced Equity Fund and .35% for the Structured Emerging Markets Fund.

         Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of November 30, 1996, of approximately $2 billion.

         Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence is the Portfolio Manager and provides investment advisory services to the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a fee at an annual rate based on a percentage of the average daily net assets of each of these Funds as follows: .35% for the Capital Appreciation Fund, the Mid Cap Growth Fund, and the portion of the Balanced Fund allocated to Cadence for investment in common stock, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund.

         Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of November 30, 1996, of approximately $3.3 billion.

         Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ is the Portfolio Manager and provides investment advisory services to the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays NFJ a fee at an annual rate based on a percentage of the average daily net assets of each of these Funds as follows: .35% for the Equity Income Fund, the Value Fund, and the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small Cap Value Fund.

         NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of November 30, 1996, of approximately $1.8 billion.

         Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle is the Portfolio Manager and provides investment advisory services to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, Core Equity and Mid Cap Equity Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a fee at an annual rate based on a percentage of the average daily net assets of each of these Funds as follows: .30% for the Tax Exempt Fund, .34% for the Growth Fund, .36% for the Target Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, .48% for the Opportunity Fund and .53% for the Mid Cap Equity Fund.

         Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of TAG, Columbus Circle's ultimate predecessor, commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, such as corporate, government and union pension and profit-sharing plans, foundations and educational institutions, as well as the National Money Market Fund of CAT. Accounts managed by Columbus Circle had combined assets, as of November 30, 1996, of $14.6 billion.

         Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie is the Portfolio Manager and provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .40% for the International Fund, .50% for the International Developed Fund and .75% for the Emerging Markets Fund.

         Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is PFAMCo, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1997. Blairlogie is located at 4th Floor, 125 Princes

Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of November 30, 1996, of approximately $.7 billion.

         Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck is the Portfolio Manager and provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a fee at an annual rate of .35% of the average daily net assets of the Precious Metals Fund.

         Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck, together with its affiliates, advises other mutual funds and private accounts. Van Eck is controlled by John C. Van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets as of November 30, 1996 of approximately $1.7 billion.

         PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities, and manages the portion of that Fund's assets allocated for investment in money market instruments.

         For the fiscal years ended June 30, 1996, October 31, 1995, and October 31, 1994 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of net portfolio management fees paid by the Adviser or its predecessor to the applicable Portfolio Manager or its predecessor for each of the Funds listed below was as follows:

                                                                  Year                  Year                  Year
                                                                 Ended                  Ended                 Ended
Fund                                                            06/30/96               10/31/95             10/31/94
----                                                            --------               --------             --------
Equity Income Fund                                               $425,899              $445,739              $368,971
Value Fund                                                         65,873                60,686                85,078
Small Cap Value Fund                                              156,721               203,158               214,936
Core Equity Fund                                                  136,615                62,906                   N/A
Mid Cap Equity Fund                                                23,814                13,832                   N/A
Capital Appreciation Fund                                         883,498               881,358               595,724
Mid Cap Growth Fund                                               617,546               650,017               453,846
Micro Cap Growth Fund                                             669,726               609,540               251,431
Small Cap Growth Fund                                             426,098               594,905               456,981
Enhanced Equity Fund                                              274,512               319,036               267,252
Emerging Markets Fund                                             385,438               550,590               195,258
International Developed Fund                                      237,138               241,135                34,947
Balanced Fund                                                     161,345               332,255               481,304

         The Adviser paid the Portfolio Managers for the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for these former PAF series' fiscal years ended September 30, 1996, 1995 and 1994 under separate sub-adviser agreements between the Adviser or its predecessor and the relevant Portfolio Manager or its predecessor on behalf of each former PAF series:

                                                                  Year                  Year                  Year
                                                                 Ended                  Ended                 Ended
Fund                                                            09/30/96              09/30/95              09/30/94
----                                                            --------              --------              --------

Renaissance Fund                 $813,816.12      $   595,500     $         N/A
Growth Fund                     4,993,770.34      $ 3,634,403               N/A
Target Fund                     3,647,883.70        2,353,106               N/A
Opportunity Fund                3,091,787.59        2,205,293               N/A
Innovation Fund                   531,792.22          132,918               N/A
International Fund                936,304.11          889,339         1,080,302
Precious Metals Fund              198,984.74          217,162           200,448
Tax Exempt Fund                   166,674.68          159,370               N/A


         Until November 1, 1994, none of the former PAF series retained sub-advisers except for the Precious Metals and International Funds. Sub-advisory fees for the International Fund for fiscal 1994 were paid to a former sub-adviser to that Fund.



Fund Administrator

         In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management, as sub-administrator, to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated classes of shares on an annual basis):

                                                          Administrative Fee Rate
                                                          -----------------------
                                         Institutional and
                                           Administrative        Class A, Class B and
Fund                                       Class Shares          Class C Shares*
----                                       ------------          --------------
Emerging Markets, Structured                    .50%             .65% of first $2.5 billion
Emerging Markets, International                                  .60% of amounts in excess of $2.5 billion
Developed and International Funds


Precious Metals Fund                            .30%             .45% of first $2.5 billion
                                                                 .40% of amounts in excess of $2.5 billion

All Other Funds                                 .25%             .40% of first $2.5 billion
                                                                 .35% of amounts in excess of $2.5 billion

* For Class A, Class B and Class C shares, the Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to the three classes.

            Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the PIMCO Advisors, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

            Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C or Administrative Class shares and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees will be allocated on a class-specific basis.


            The Administration Agreement and Sub-Administration Agreement may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) at any time on 60 days' written notice. In addition, the Administration and Sub-Administration Agreements may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds by a majority of the Trustees that are not interested persons of PIMCO Advisors or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial term of two years, the Administration and Sub-Administration Agreements would continue from year to year if approved by the Trustees.

            The Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the disinterested Trustees defined above. The current Administration Agreement was last approved by the Board of Trustees, including all of the disinterested Trustees, at a meeting held on September 17, 1996. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Administration Agreement are services required for the operation of the Funds;
(3) the Administrator is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

            For the fiscal years ended June 30, 1996, October 31, 1995, and October 31, 1994 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds listed below (none of which offered Class A, Class B or Class C shares during these periods) was as follows:

                                 Year            Year           Year
                                Ended            Ended          Ended
Fund                           06/30/96         10/31/95       10/31/94
----                           --------         --------       --------
Equity Income Fund             $236,611         $247,633       $204,984
Value Fund                       36,596           33,714         47,265
Small Cap Value Fund             65,176           84,649         89,556
Core Equity Fund                 63,942           32,425            N/A
Mid Cap Equity Fund              14,011           10,427            N/A

Capital Appreciation Fund                                        490,803                489,643               330,958
Mid Cap Growth Fund                                              342,880                361,121               252,137
Micro Cap Growth Fund                                            133,934                121,908                50,286
Small Cap Growth Fund                                            106,715                148,726               114,245
Enhanced Equity Fund                                             151,842                177,243               148,474
Emerging Markets Fund                                            259,300                375,351               188,073
International Developed Fund                                     244,350                235,046                70,593
Balanced Fund                                                    130,017                231,772               332,040

            The Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as the above-listed Fund of the Trust on January 17, 1997) received administrative services during fiscal 1996, 1995 and 1994 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser under these management contracts during fiscal 1996, 1995 and 1994.

                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

            PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

            The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

            The Trust offers up to five classes of shares of each of the Funds:
Class A, Class B, Class C, Institutional Class and Administrative Class shares. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to shareholders of that class.

            Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

            As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

            For the fiscal years ended September 30, 1995 and 1994, the Distributor received $1,007,285 and $1,723,241, respectively, in contingent deferred sales charges on Class C shares of series of PAF. During the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on Class C shares of the PAF series which reorganized as Funds of the Trust on January 17, 1997: Renaissance - $12,809, Growth - $124,264, Target - $89,334, Opportunity - $37,154, Innovation - $29,110, International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596. The contingent deferred sales charge applicable to Class A and Class B shares was not in effect through September 30, 1994 for these former series of PAF. For the fiscal year ended September 30, 1995, the Distributor received $0 in contingent deferred sales charges on Class A shares of series of PAF. During the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on Class A shares of the PAF series which reorganized as Funds of the Trust on January 17, 1997: Growth - $9,168, Target - $14 and Opportunity - $4,190. For the fiscal year ended September 30, 1995, the Distributor received $13,125 in contingent deferred sales charges on Class B shares of series of PAF. During the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on Class B shares of the PAF series which reorganized as Funds of the Trust on January 17, 1997: Renaissance - $8,722, Growth - $37,445, Target - $31,670, Innovation -$36,477, International - $6,359, Precious Metals - $1,179 and Tax Exempt - $4,055.

            In certain cases described in the Retail Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived,
(ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such cases, considerations of fairness, and competitive and administrative factors.

            As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements--Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended September 30, 1995 and 1994, the Distributor received $3,708,105 and $3,920,611, respectively, and retained $366,062 and $371,079, respectively, in initial sales charges paid by shareholders of series of PAF. During the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of the PAF series which reorganized as Funds of the Trust on January 17, 1997: Renaissance
- $205,419, Growth -549,330, Target - $852,363, Opportunity - $176,391,
Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180. Of the amounts received, the Distributor retained the following amounts: Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation -$114,091, International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

            As stated in the text of the Retail Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

            Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Retail Prospectus, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Retail Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

            Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees ("disinterested Trustees") who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract, or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Trustees defined above, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

            The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees defined above and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

            If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

            The Retail Plans went into effect for the Funds in January 1997 and no payments were made thereunder prior to the date of this Statement of Additional Information.

            For the fiscal years ended September 30, 1996, 1995 and 1994, PAF paid the Distributor an aggregate of $41,704,155, $34,667,013, and $33,696,037, respectively, pursuant to a similar Distribution and Servicing Plan (the "PAF Class C Plan") applicable to the Class C shares of PAF allocated among the following Funds (each of which was formerly a PAF Fund which reorganized as a series of the Trust on January 17, 1997) as follows:

                                     Year Ended                   Year Ended                 Year Ended
                                  Sept. 30,  1996              Sept. 30, 1995             Sept. 30,  1994
                                  ---------------              --------------             ---------------
Renaissance                         $ 1,965,449                  $ 1,694,012                 $ 1,475,042
Growth                               13,593,775                   11,397,447                  10,702,536
Target                                8,684,223                    6,402,149                   4,419,960
Opportunity                           7,455,633                    5,976,316                   5,720,431
Innovation                              899,377                      229,411                         N/A
International                         1,858,512                    2,422,761                   2,493,832
Precious Metals                         430,849                      490,116                     455,351
Tax Exempt                              499,738                      589,843                     786,687

           The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

           During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class C Plan and the contingent deferred sales charge imposed on Class C shares of the former PAF Funds were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $32,453,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,605,000. The total, if allocated among these former PAF Funds based on the net assets attributable to their Class C shares at September 30, 1996, would have been as follows:

                                                     Sales Material
                                                     and Other
                          Compensation               Expenses                      Total
                          ------------               ----------                    -----
Renaissance                 $1,613,000                  $428,000                $2,041,000
Growth                      10,170,000                 2,697,000                12,867,000
Target                       6,837,000                 1,813,000                 8,650,000
Opportunity                  5,612,000                 1,488,000                 7,100,000
Innovation                     966,000                   256,000                 1,222,000
International                1,427,000                   379,000                 1,806,000
Precious Metals                264,000                    70,000                   334,000
Tax Exempt                     330,000                    88,000                   418,000


           During the fiscal year ended September 30, 1996, unreimbursed expenses of PAF's principal underwriter under the PAF Class C Plan were reduced from $4,191,000 to $2,822,000.

           For the fiscal years ended September 30, 1996, 1995 and 1994, PAF paid the Distributor an aggregate of $1,556,119, $1,064,958 and $868,789, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Retail Plan of the Trust. The payments were allocated among the former PAF Funds as follows:

                             Year Ended                   Year Ended                  Year Ended
                          Sept. 30,  1996              Sept. 30, 1995              Sept. 30,  1994
                          ---------------              --------------              ---------------
Renaissance                   $ 38,973                     $ 33,249                     $ 28,435

Growth                     351,506            289,263            247,275
Target                     338,598            251,511            175,437
Opportunity                308,794            255,940            247,239
Innovation                  88,089             28,918                N/A
International               42,411             49,788             51,731
Precious Metals             21,416             22,178             19,794
Tax Exempt                  10,288              6,485              7,170

           The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

           During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class A Plan were used as follows: commissions and other compensation to dealers, $1,786,000; preparing, printing and distributing materials to shareholders, and other expenses (including data processing, legal and operations), $2,483,000. The total, if allocated among these former PAF Funds based on the net assets attributable to their Class A shares at September 30, 1996, would have been as follows:

                                                   Distribution
                                                   of Materials
                                                     and Other
                          Compensation               Expenses                Total
                          ------------             ------------              -----
Renaissance                    $49,000               $68,000                $117,000
Growth                         359,000               499,000                 858,000
Target                         370,000               515,000                 885,000
Opportunity                    320,000               445,000                 765,000
Innovation                     119,000               165,000                 284,000
International                   48,000                66,000                 114,000
Precious Metals                 15,000                21,000                  36,000
Tax Exempt                      14,000                19,000                  33,000

           For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,839,931 and $87,552, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan") which is similar to the Class B Retail Plan of the Trust. The payments were allocated among the following former PAF Funds as follows:

                                        Year Ended                     Year Ended
                                     Sept. 30,  1996                Sept. 30,  1995
                                     ---------------                ---------------
Renaissance                              $ 62,195                      $   2,071
Growth                                    211,778                         12,583
Target                                    241,125                         11,816
Opportunity                                   N/A                            N/A
Innovation                                166,747                          9,364
International                             289,719                            555
Precious Metals                            14,083                            270
Tax Exempt                                 14,673                            745

           The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

           During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class B Plan and the contingent deferred sales charge imposed on Class B shares of the former PAF Funds were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $8,961,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,003,000. The total, if allocated among these former PAF Funds based on the net assets attributable to their Class B shares at September 30, 1996, would have been as follows:

                                            Sales Material
                                               and Other
                    Compensation               Expenses             Total
                    ------------               --------             -----
Renaissance            $488,000                $109,000           $597,000
Growth                1,158,000                 259,000          1,417,000
Target                1,549,000                 346,000          1,895,000
Opportunity                   0                       0                  0
Innovation            1,050,000                 235,000          1,285,000
International           183,000                  41,000            224,000
Precious Metals          69,000                  15,000             84,000
Tax Exempt               70,000                  16,000             86,000

         The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Distribution and Administrative Services Plans for Administrative Class Shares

         The Trust has adopted an Administrative Services Plan and a Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Administrative Class shares or administration of plans or programs that use Administrative Class shares of the Funds as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Administrative Class Distribution Plan, these services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information;

preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

         Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

         The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

         Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

         Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class. The Administrative Plans were approved by the Trustees, including the disinterested Trustees, at a meeting held on September 17, 1996.

         Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

         Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

         The Administrative Plans were not in effect prior to the date of this Statement of Additional Information and no payments were made thereunder in prior fiscal periods.

Purchases, Exchanges and Redemptions

         Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Retail Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional Class and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.



         Certain clients of the Adviser or a Portfolio Manager whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

         One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

         As described in the Retail Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust that is available for investment or any series of PIMCO Funds:
Pacific Investment Management Series, a mutual fund family advised by Pacific Investment Management, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

         Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

         The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem Institutional Class or Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $100,000. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $100,000 before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

         Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         The Adviser and each Portfolio Manager places orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or a Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         For the fiscal years ended June 30, 1996, October 31, 1995, and October 31, 1994 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds listed below:

                                         Year            Year              Year
                                        Ended            Ended             Ended
Fund                                   6/30/96          10/31/95          10/31/94
----                                   -------          --------          --------
Equity Income Fund                    $221,694          $170,712          $172,646
Value Fund                              65,062            39,801            39,671
Small Cap Value Fund                    74,170            74,739           115,477
Capital Appreciation Fund              467,569           411,595           368,018
Mid Cap Growth Fund                    382,764           332,045           258,765
Micro Cap Growth Fund                  124,194           202,678           118,750
Small Cap Growth Fund                   76,333           111,918            87,362
Enhanced Equity Fund                   114,363            47,226           106,389
Emerging Markets Fund                  622,328         1,061,823           618,574
International Developed Fund           306,741           301,313           150,878
Balanced Fund                           95,606            32,346           108,394
Core Equity Fund                        57,047            40,203               N/A
Mid Cap Equity Fund                     16,961            20,084               N/A

          For the fiscal years ended September 30, 1996, 1995 and 1994 for the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17, 1997), the following amounts of brokerage commissions were paid by such Funds:

                                         Year             Year              Year
                                        Ended            Ended             Ended
Fund                                   9/30/96          9/30/95           9/30/94
----                                   -------          -------           -------
Renaissance Fund                      $993,617          $605,124         $420,738
Growth Fund                          2,985,777         3,500,524        3,317,272
Target Fund                          3,080,238         2,289,076        2,156,801
Opportunity Fund                     1,757,263         1,728,282        1,130,760
Innovation Fund                        228,473            84,173              N/A
International Fund                   1,530,476         2,727,326        1,277,327
Precious Metals Fund                    79,838            48,592          124,474
Tax Exempt Fund                              0                 0                0

            It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers receive research services from many broker-dealers with which the Adviser and Portfolio Managers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Portfolio Managers receive such services.

           As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

           Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Manager may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

           The Adviser or a Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Portfolio Manager where, in the judgment of the Adviser or Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

           Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

           SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Portfolio Turnover

           The Adviser and Portfolio Managers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

           The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

                                NET ASSET VALUE

           As indicated in the Retail Prospectus under the heading "How Net Asset Value is Determined" and in the Institutional Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

           The value of portfolio securities that are traded on stock exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

                                   TAXATION

           The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

           Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities;
(c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses; and (d) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

           The Tax Exempt Fund must have at least 50% of its total assets invested in Tax Exempt Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Tax Exempt Bonds and so designated by the Fund will be "exempt-interest dividends," which are exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Retail Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

           Shareholders of the Tax Exempt Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest), exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest), exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

           In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Tax Exempt Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

           The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

Distributions

           As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

           The tax status of each Fund and the distributions which it may make are summarized in the Retail Prospectus under the captions "Distributions" and "Taxes" and in the Institutional Prospectus under the caption "Dividends, Distributions and Taxes." Except for exempt-interest dividends paid by the Tax Exempt Fund, all dividends and distributions of a Fund, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes.

           A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

           Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

           A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures, Forward Contracts and Swap Agreements

           Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

           Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

           A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

           Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

           Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Emerging Markets, Structured Emerging Markets, International Developed and Balanced Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

           The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Passive Foreign Investment Companies

           Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

           In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

           A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

           Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

           Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

           Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

           Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

           Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

           A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

           Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering. However, because of a lack of guidance in this area, there can be no assurance that the Internal Revenue Service will agree with this treatment with respect to the Micro Cap Growth Fund which has limitations on contributed capital with respect to purchases of its Institutional and Administrative Class shares. If these Funds are regarded as nonpublicly offered regulated investment companies, shareholders of these Funds that are subject to this rule could be subject to income tax adjustments.

           Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

Capitalization

           The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 17, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Performance Information

           Performance information is computed separately for each class of a Fund's shares. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Tax Exempt, Renaissance and Balanced Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Tax

Exempt and Balanced Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

        Quotations of yield for certain of the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD  2[( a-b + 1)/6/ -1]
                                ---
                                cd

      where    a =  dividends and interest earned during the period,

               b =  expenses accrued for the period (net of reimbursements),

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per share on the last day of the period.

        For the one month period ended June 30, 1996, the yield of the Balanced Fund was 3.0%. For the one month period ended September 30, 1996, the yield of the Tax Exempt and Renaissance Funds (each of which was a series of PAF for such period and reorganized as a Fund of the Trust on January 17, 1997) was 4.1% and 1.3%, respectively.

        The yield of the Tax Exempt Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Tax Exempt Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

        The Tax Exempt Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

          Filing Status                                 Marginal tax rate*                   A tax-exempt yield of
Single                   Married filing jointly                                   3%        4%         5%        6%       7%
                                                                                      is equivalent to a taxable yield of
                  Taxable income
$23,350 or less               $39,000 or less                 15%               3.53%     4.71%      5.88%     7.06%     8.24%

Over $23,350 but              Over $39,000 but                28%               4.17%     5.56%      6.94%     8.33%     9.72 %
  not over $56,550              not over $94,250
Over $56,550 but              Over $94,250 but                31%               4.35%     5.80%      7.25%     8.70%    10.14%
  not over $117,950             not over $143,600
Over $117,950 but             Over $143,600 but               36%               4.69%     6.25%      7.81%     9.38%    10.94%
  not over $256,500             not over $256,500
Over $256,500                 Over $256,500                 39.6%               4.97%     6.62%      8.28%     9.93%    11.59%
-------------------

* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

         As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

         The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

           Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/=ERV (where P=a hypothetical initial payment of $1,000, T=the average annual total return, n=the number of years, and ERV=the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. Except as noted below, all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividend and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

           The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended June 30, 1996. As noted below, consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administration fee charges associated with Class A, Class B and Class C shares (a maximum differential of
 .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of the higher expenses, compounded over the relevant period.

                                            Total Return for Periods Ended June 30, 1996*

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
                                                                        Since Inception
                                                                            of Fund          Inception      Inception
        Fund                 Class**           1 Year       5 Years       (Annualized)     Date of Fund   Date of Class
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Equity Income                 Institutional    24.86%       15.21%           14.89%        03/08/91       03/08/91
                             Administrative    24.47%        15.10%          14.77%                       11/30/94
                                    Class A     17.99%       13.91%          13.67%                       1/17/97
                                    Class B     19.86%       14.98%          14.79%                       1/17/97
                                    Class C     23.86%       15.21%          14.89%                       1/17/97
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Value                         Institutional     26.66%        N/A            15.71%        12/30/91       12/30/91
                             Administrative     26.66%                       15.71%                       1/17/97
                                    Class A     19.69%                       14.26%                       1/17/97
                                    Class B     21.66%                       15.44%                       1/17/97
                                    Class C     25.66%                       15.71%                       1/17/97
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Small Cap Value               Institutional     21.99%        N/A            14.83%        10/1/91        10/1/91
                             Administrative     21.25%                       14.66%                       11/1/95
                                    Class A     15.28%                       13.46%                       1/17/97
                                    Class B     16.99%                       14.57%                       1/17/97
                                    Class C     20.99%                       14.83%                       1/17/97
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Capital Appreciation          Institutional     24.67%       18.20%          16.74%        3/8/91         3/8/91
                             Administrative     24.67%       18.20%          16.74%                       1/17/97
                                    Class A     17.81%       16.87%          15.51%                       1/17/97
                                    Class B     19.67%       17.99%          16.65%                       1/17/97
                                    Class C     23.67%       18.20%          16.74%                       1/17/97
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------


-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                Institutional    21.56%          N/A           16.10%        8/26/91        8/26/91
                             Administrative    21.25%                        15.98%                       11/30/94

                                    Class A    14.88%                       14.75%                       1/17/97
                                    Class B    16.56%                       15.87%                       1/17/97
                                    Class C    20.56%                        16.10%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Micro Cap Growth              Institutional    36.19%         N/A            23.52%        6/25/93        6/25/93
                             Administrative    21.25%                        15.98%                       4/1/96

                                    Class A    28.70%                        21.19%                       1/17/97
                                    Class B    31.19%                        22.84%                       1/17/97
                                    Class C    35.19%                        23.52%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Small Cap Growth              Institutional    17.33%       18.11%           22.47%        1/7/91         1/7/91
                             Administrative    17.28%       18.10%           22.44%                       9/27/95

                                    Class A    10.87%       16.78%           21.20%                       1/17/97
                                    Class B    12.33%       17.90%           22.38%                       1/17/97
                                    Class C    16.33%       18.11%           22.47%                        1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Enhanced Equity               Institutional    22.72%       13.45%           12.82%        2/11/91        2/11/91
                             Administrative    22.72%       13.45%           12.82%                       1/17/97

                                    Class A    15.97%       12.18%           11.63%                       1/17/97
                                    Class B    17.72%       13.21%           12.69%                       1/17/97
                                    Class C    21.72%       13.45%           12.82%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Emerging Markets              Institutional     7.70%         N/A            11.41%        6/1/93         6/1/93
                             Administrative     7.53%                        11.33%                       11/1/94

                                    Class A     1.78%                         9.43%                       1/17/97
                                    Class B     2.70%                        10.68%                       1/17/97
                                    Class C     6.70%                        11.41%                       1/17/97
---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
International                 Institutional    18.48%         N/A            11.67%        6/8/93         6/8/93
Developed                    Administrative    18.13%                        11.43%                       11/30/94

                                    Class A    11.96%                         9.55%                       1/17/97
                                    Class B    13.48%                        10.80%                       1/17/97
                                    Class C    17.48%                        11.67%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------

-------------------------------------------------------------------------------------------------------------------------
Balanced                      Institutional    15.13%         N/A            11.13%        6/25/92        6/25/92
                             Administrative    15.13%                        11.13%                       6/25/92

                                    Class A     8.80%                         9.57%                       1/17/97
                                    Class B     10.13%                       10.76%                       1/17/97
                                    Class C     14.13%                       11.13%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Core Equity                   Institutional     18.02%        N/A            25.06%        12/28/94       12/28/94
                             Administrative     17.81%                       24.81%                        5/31/95

                                    Class A     11.53%                       20.37%                       1/17/97
                                    Class B     13.02%                       22.60%                       1/17/97
                                    Class C     17.02%                       25.06%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------
Mid Cap Equity                Institutional     29.04%        N/A            31.57%        12/28/94       12/28/94
                             Administrative     29.04%                       31.57%                       01/17/97

                                    Class A     21.94%                       26.62%                       1/17/97
                                    Class B     24.04%                       29.15%                       1/17/97
                                    Class C     28.04%                       31.57%                       1/17/97

---------------------- --------------------- ------------ ------------ ------------------- -------------- ---------------


 * Average annual total return presentations for a particular class of shares assume payment of current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

** For all Funds, consistent with SEC rules and informal guidance, Class A, Class B, Class C and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund adjusted to reflect the actual sales charges (none in the case of the Administrative Class) of the newer class. The adjusted Institutional Class performance does not, however, reflect the higher Fund operating expenses applicable to Class A, Class B, Class C and Administrative Class shares, such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administration fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of the higher expenses, compounded over the relevant period.

           The table below sets forth the average annual total return of each class of shares of the following Funds (each of which was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended September 30, 1996. Consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Class A or Class C shares (the particular class used in each case is noted below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting possibly lower operating expenses such as 12b-1 distribution and servicing fees or administration fee charges associated with the newer class.


                                          Total Return for Periods Ended September 30, 1996*

                                                                                    Since Inception                      Inception

                                                                                        of Fund        Inception Date      Date
                                            1
Fund                         Class***      Year        5 Years      10 Years         (Annualized)          of Fund        of Class
-----------------------------------------------------------------------------------------------------------------------------------
Renaissance**                 Class A     15.64%       13.57%        N/A                10.68%            4/18/88            2/1/91
                              Class B     16.54%       13.76%                           10.90%                              5/22/95
                              Class C     20.52%       14.00%                           10.90%                              4/18/88
                        Institutional     21.52%       14.00%                           10.90%                              1/17/97
                       Administrative     21.52%       14.00%                           10.90%                              1/17/97
-----------------------------------------------------------------------------------------------------------------------------------
Growth                        Class A      9.73%       11.74%        13.61               16.02%            2/24/84          10/26/90
                              Class B     10.22%       11.92%        14.26               16.16%                              5/23/95
                              Class C     14.22%       12.18%        14.26               16.16%                              2/24/84
-----------------------------------------------------------------------------------------------------------------------------------
Target                        Class A     10.08%         N/A         N/A                17.58%            12/17/92          12/17/92
                              Class B     10.58%                                        17.94%                              5/22/95
                              Class C     19.66%                                        18.45%                              12/17/92
------------------------------------------------------------------------------------------------------------------------------------
Opportunity                   Class A     11.84%       24.74%        21.08              20.14%             2/24/84          12/17/90
                              Class C     16.47%       25.23%        21.28              20.11%                              2/24/84

------------------------------------------------------------------------------------------------------------------------------------
Innovation                     Class A     13.26%         N/A        N/A                 33.54%            12/22/94         12/22/94
                               Class B     13.99%                                        35.03%                              5/22/95
                               Class C     18.08%                                        36.89%                             12/22/94
                         Institutional     19.86%                                        37.87%                              1/17/97
                        Administrative     19.86%                                        37.87%                              1/17/97

------------------------------------------------------------------------------------------------------------------------------------
International**                Class A      1.01%        5.87%       6.57                 6.20%             8/25/86           2/1/91
                               Class B      1.21%        5.97%       7.18                 6.78%                              5/22/95
                               Class C      7.12%        6.28%       7.18                 6.78%                              8/25/86
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals**              Class A     -7.11%        8.81%       N/A                  1.73%            10/10/88           2/1/91
                               Class B     -7.24%        8.99%                            1.92%                              6/15/95
                               Class C     -3.33%        9.27%                            1.92%                             10/10/88
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tax Exempt       Class A      0.48%        5.60%       5.78       7.50%        11/1/85        3/14/91
                 Class B     -0.46%        5.45%       6.27       7.63%                       5/30/95
                 Class C     3.46%         5.77%       6.27       7.63%                       11/1/85
-----------------------------------------------------------------------------------------------------------------------------------

          * Average annual total return presentations for a particular class of shares assume payment of current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

          ** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective on November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.


          *** With the exception of the Target Fund and Innovation Fund, Class A, Class B, Institutional Class and Administrative Class total return presentations for these Funds for periods prior to the Inception Date of the particular class reflect the prior performance of Class C shares of the former PAF Fund adjusted to reflect the actual sales charges (or no sales charges in the case of Administrative and Institutional Class shares) of the newer class. The adjusted performance does not, however, reflect possibly lower operating expenses such as 12b-1 distribution and servicing fees or administration fee charges associated with the newer class. For the Target and Innovation Funds, (i) Institutional and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Class A shares of the former PAF Fund adjusted in the manner described above and (ii) Class B total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class C shares of the former PAF Fund adjusted in the manner described above. Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF Funds were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Retail Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses (as compared to expenses for the fiscal year ended September 30, 1996) than their predecessors had under the fee structure for PAF. All other things being equal, such higher expenses should adversely affect future total return performance for these Funds compared to historical periods.

       Performance information for a Fund may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.


                  The total return of each class (and yield of each class in the case of the Tax Exempt, Renaissance and Balanced Funds) may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

                  The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.


                  The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of December 31, 1995, approximately 26% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 72% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.


                  The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

                  The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500 . The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

                  The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


                  The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.


                  The Merrill Lynch U.S. Treasury Intermediate-term Index is an unmanaged index of ten U.S. Treasury securities with maturities ranging from 10 to 14.99 years. Over the ten year period from December 31, 1985 to December

31, 1995, according to the Merrill Lynch U.S. Treasury Intermediate-term Index, 18% of total return was derived from price appreciation and 82% of total return was derived from income.

                  BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3 month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc. a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7 day average yield paid on money market funds.

                  From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1995, the U.S. equity market capitalization represented approximately 30% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

                  From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1971 through 1995 (as well as a cumulative return and average annual return for that 25 year period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.



                                                                  Consumer Price
Period                 S&P 500           Treasury Bills               Index
------                 -------           --------------           --------------
1971                    14.3%                  4.4%                     3.4%
1972                    18.9                   3.8                      3.4
1973                   -14.7                   6.9                      8.8
1974                   -26.5                   8.0                     12.2
1975                    37.2                   5.8                      7.0
1976                    23.8                   5.0                      4.8
1977                    -7.2                   5.1                      6.8
1978                     6.5                   7.2                      9.0
1979                    18.4                  10.4                     13.3
1980                    32.4                  11.2                     12.4
1981                    -4.9                  14.7                      8.9
1982                    21.4                  10.5                      3.8
1983                    22.5                   8.8                      3.8
1984                     6.3                   9.9                      3.9
1985                    32.2                   7.7                      3.8
1986                    18.5                   6.1                      1.1
1987                     5.2                   5.5                      4.4
1988                    16.8                   6.3                      4.4
1989                    31.5                   8.4                      4.6
1990                    -3.2                   7.8                      6.1
1991                    30.5                   5.6                      3.1
1992                     7.7                   3.5                      2.9
1993                    10.1                   2.9                      2.7
1994                     1.3                   3.9                      2.7
1995                    37.4                   5.6                      2.7
-----------------------------------------------------------------
Cumulative Return
1971-1995             1683.3 %               439.5%                   286.1%
-----------------------------------------------------------------

Average Annual Return
1971-1995                     12.2%            7.2%              5.6%

--------------------------------------------------------------

           The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month ) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by

                      [1- rd]
          P\t\   =       ---
                      [  360]
           where,

                     r  =  decimal yield on the bill at time t (the average
                           of bid and ask quotes); and

                     d  =  the number of days to maturity as of time t.

           Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through 1996 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                                  Small                Mid-Sized              Large
Period                          Companies              Companies            Companies
------                          ---------              ---------            ---------
1981 (2/28 -12/31)                   1.8                   10.6                 -2.5
1982                                25.0                   22.7                 21.4
1983                                29.1                   26.1                 22.5
1984                                -7.3                    1.2                  6.3
1985                                31.1                   36.0                 32.2
1986                                 5.7                   16.2                 18.5
1987                                -8.8                   -2.0                  5.2
1988                                24.9                   20.9                 16.8
1989                                16.2                   35.6                 31.5
1990                               -19.5                   -5.1                 -3.2
1991                                46.1                   50.1                 30.5
1992                                18.4                   11.9                  7.7
1993                                18.9                   14.0                 10.1
1994                                -1.8                   -3.6                  1.3
1995                                28.4                   30.9                 37.6
1996                                16.5                   19.2                 22.9
-----------------------------------------------------------------------------
Cumulative Return
2/28/81- 12/31/96                  579.7%                1096.3%               901.3%
-----------------------------------------------------------------------------
Average Annual Return
2/28/81- 12/31/96                   12.9%                  17.0%                15.7%
-----------------------------------------------------------------------------

           From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1971 through 1995 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Morgan Stanley Capital International Gold Mining Index. (Information for the calendar year ended 1996 was not available on the date of this Statement of Additional Information).

                                                                                  Stocks 45%
                                All                     All                        Bonds 45%
Period                        Stocks                  Bonds                     Gold Stocks 10%
------                        ------                  -----                     ---------------
1971                           14.3                   11.0                            10.4
1972                           19.0                    7.3                            15.5
1973                          -14.7                    1.1                             4.2
1974                          -26.5                   -3.1                           -10.9
1975                           37.5                   14.6                            20.4
1976                           23.8                   18.6                            15.0
1977                           -7.2                    1.7                              .5
1978                            6.5                    0.00                            3.4
1979                           18.4                   -4.2                            21.3
1980                           32.4                   -2.6                            19.3
1981                           -4.9                   -0.1                            -6.0
1982                           21.4                   43.8                            33.9
1983                           22.5                    4.7                            12.0
1984                            6.3                   16.4                             7.2
1985                           32.2                   30.9                            26.2
1986                           18.5                   19.8                            18.5
1987                            5.2                   -0.02                            6.6
1988                           16.8                   10.7                             9.1
1989                           31.5                   16.2                            26.4
1990                           -3.2                    6.8                            -1.0
1991                           30.5                   19.9                            21.8
1992                            7.7                    9.4                             4.9
1993                           10.1                   13.2                            23.5
1994                            1.3                   -5.8                            -3.1
1995                           37.4                   27.2                            29.7
---------------------------------------------------------------------------
Cumulative Return
1971-1995                    1683.3%                 899.6%                         1504.3%
---------------------------------------------------------------------------
Average Annual Return
1971-1995                      12.2%                   9.6%                           11.7%
---------------------------------------------------------------------------

      The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1993/1994 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.
Potential College Cost Table

Start      Public              Private             Start                Public             Private
Year       College             College             Year                 College            College
-----      -------             -------             -----                -------            -------
1996       $33,761             $ 86,035            2004                 $58,007            $147,817
1997       $36,124             $ 92,057            2005                 $62,067            $158,165
1998       $38,653             $ 98,501            2006                 $66,412            $169,237
1999       $41,358             $105,396            2007                 $71,061            $181,084
2000       $44,253             $112,774            2008                 $76,035            $193,761
2001       $47,351             $120,668            2009                 $81,357            $207,325
2002       $50,665             $129,115            2010                 $87,051            $221,838
2003       $54,212             $138,146            2011                 $93,143            $237,367

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.


           In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 to 1995 was:


                               *Stocks:             12.2%
                                Bonds:               9.6%
                                T-Bills:             7.2%
                                Inflation:           5.6%


                     *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.


           The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972- 1995, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1972 through 1995 is set forth in the following table.

                                                                                                                           MIXED
YEAR                               STOCKS                   BONDS                   T-BILLS               INFLATION        PORTFOLIO
----                               ------                   -----                   -------               ---------        ---------

1972                                18.98%                   7.26%                    3.84%                  3.41%            11.26%

1973                               -14.66%                   1.14%                    6.93%                  8.80%            -4.02%


1974          -26.47%         -3.06%          8.00%         12.26%        -10.21%

1975           37.20%         14.64%          5.80%          7.01%         21.90%

1976           23.84%         18.65%          5.08%          4.81%         18.01%

1977           -7.18%          1.71%          5.12%          6.77%         -1.17%

1978            6.56%         -0.07%          7.18%          9.03%          4.03%

1979           18.44%         -4.18%         10.38%         13.31%          7.78%

1980           32.42%          2.61%         11.24%         12.40%         14.17%

1981           -4.91%         -0.96%         14.71%          8.94%          0.59%

1982           21.41%         43.79%         10.54%          3.87%         28.19%

1983           22.51%          4.70%          8.80%          3.80%         12.64%

1984            6.27%         16.39%          9.85%          3.95%         11.03%

1985           32.16%         30.90%          7.72%          3.77%         26.77%

1986           18.47%         19.85%          6.16%          1.13%         16.56%

1987            5.23%         -0.27%          5.46%          4.41%          3.08%

1988           16.81%         10.70%          6.35%          4.42%         12.28%

1989           31.49%         16.23%          8.37%          4.65%         20.76%

1990           -3.17%          6.87%          7.52%          6.11%          2.98%

1991           30.55%         19.79%          5.88%          3.06%         21.31%

1992            7.67%          9.39%          3.51%          2.90%          7.53%

1993           10.06%         13.17%          2.89%          2.75%          9.84%

1994            1.31%         -5.76%          3.90%          2.67%         -1.00%

1995           37.40%         27.20%          5.60%          2.70%         26.90%



       Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
       Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.


           The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

        Investment           Annual                   Total                   Total
        Period               Contribution             Contribution            Saved
        ------               ------------             ------------            -----
         30 Years            $1,979                   $59,370                 $200,000
         25 Years            $2,955                   $73,875                 $200,000
         20 Years            $4,559                   $91,180                 $200,000
         15 Years            $7,438                   $111,570                $200,000
         10 Years            $13,529                  $135,290                $200,000

         This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund of PIMCO
         Funds: Multi-Manager Series.

                       There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds of PIMCO Funds: Multi-Manager Series should be aware that certain of the Funds of PIMCO Funds: Multi-Manager Series have experienced periods of negative growth in the past and may again in the future.

           The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

                    % of Income for Individuals
                   Aged 65 Years and Older in 1990*
                   -------------------------------
                   Social Security
     Year          and Pension Plans                     Other
     ----          -----------------                     -----
     1990                 38%                            62%

       * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

       Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Portfolio Managers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Portfolio Managers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

       From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.


       Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Pacific Investment Management Series ("PIMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Portfolio Managers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights


       Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

       All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares or when a class vote is required as specified above or otherwise by the 1940 Act.

       The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares


        As of December 31, 1996, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that such Trustees and officers, as a group, owned 1.6% of the outstanding Class A shares of the PIMCO Advisors Equity Income Fund (which reorganized as the Trust's Renaissance Fund on January 17, 1997).

        As of December 17, 1996, the Trust believes that the following persons owned of record or beneficially 5% or more of the shares of the noted class of the following Funds:

----------------------------------------------------------------------------------------------------------------------
                                                                                                       Percentage of
                                                                                                       Outstanding
                                                                  Class of Shares    No. of Shares     Shares of
   Fund                        Beneficial or Record Owner              Owned            Owned          Class Owned
----------------------------------------------------------------------------------------------------------------------
Equity Income     Pacific Mutual Life Insurance Company            Institutional      1,579,852.835        19.40%
 Fund             FBO PM RISP
                  700 Newport Center Drive
                  Newport Beach, California 92660
----------------------------------------------------------------------------------------------------------------------
                  NBD Bank NA as Trustee for                       Institutional      1,509,11x.427        18.53%
                  AM Castle & Company Employee Pension
                  P.O. Box 77975
                  Detroit, Michigan  48277-0975
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percentage
                                                                                                                            of
                                                                                                                        Outstanding

                                                                                   Class of Shares    No. of Shares      Shares
          Fund                         Beneficial or Record Owner                       Owned            Owned          of Class
                                                                                                                          Owned
-----------------------------------------------------------------------------------------------------------------------------------
                          Santa Barbara Foundation                                  Institutional      901,689.448          11.07%
                          15 East Carillo Street
                          Santa Barbara, California  93101-2780
-----------------------------------------------------------------------------------------------------------------------------------
                          Hazlehurst & Associates                                   Institutional      474,478.864          5.83%
                          400 Perimeter Center Terrace, Suite 850
                          Atlanta, Georgia 30346
-----------------------------------------------------------------------------------------------------------------------------------
                          Bank of America NT & SA as Trustee                        Institutional     417,206.306           5.12%
                          for Mazda Motor of America
                          P.O. Box 2788
                          Los Angeles, CA  90051-0788
-----------------------------------------------------------------------------------------------------------------------------------
                          First Union National Bank                                Administrative      476,962.731          96.85%*
                          401 S. Tyron Street, FRB-3
                          Charlotte, North Carolina 28288-1151
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund****            Pacific Mutual Life Insurance Company                     Institutional     2,083,327.831         42.86%*
                          FBO PM Retirement Plan
                          700 Newport Center Drive
                          Newport Beach, California 92660
-----------------------------------------------------------------------------------------------------------------------------------
                          Great Lakes Chemical Corporation                          Institutional      896,832.411          18.45%
                          Route 52 Northwest
                          P.O. Box 2200
                           Lafayette, Indiana 47906
-----------------------------------------------------------------------------------------------------------------------------------
                          Pacific Mutual Life Insurance Company                     Institutional      594,018.931          12.22%
                          FBO CMTA-GMPP & Allied Worked Pension
                          700 Newport Center Drive
                          Newport Beach, California 92660
-----------------------------------------------------------------------------------------------------------------------------------
                          BAC Local 19 Pension Trust Fund                           Institutional     319,348.666           6.57%
                          777 Davis Street
                          San Francisco, California  94126-2500
-----------------------------------------------------------------------------------------------------------------------------------
                          PM Charitable Foundation                                  Institutional     273,175.247           5.62%
                          700 Newport Center Drive
                          Newport Beach, California 92660
-----------------------------------------------------------------------------------------------------------------------------------
                          Merrill Lynch Pierce Fenner & Smith Inc.**                      A           113,020.000           14.63%
                          Attn: Book Entry Department
                          4800 Deer Lake Drive E., Fl. 3
                          Jacksonville, FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percentage
                                                                                                                            of
                                                                                                                        Outstanding

                                                                                   Class of Shares    No. of Shares      Shares
          Fund                         Beneficial or Record Owner                       Owned            Owned          of Class
                                                                                                                          Owned
-----------------------------------------------------------------------------------------------------------------------------------
                          Merrill Lynch Pierce Fenner & Smith Inc.**                      B           389,693.240           28.35%
                          Attn: Book Entry Department
                          4800 Deer Lake Drive E., Fl. 3
                          Jacksonville, FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                          Merrill Lynch Pierce Fenner & Smith Inc.**                      C           405,866.608           13.54%
                          Attn: Book Entry Department
                          4800 Deer Lake Drive E., Fl. 3
                          Jacksonville, FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                          FTC & Co.                                                       C           200,242.393           6.68%
                          #022
                          Attn: Datalynx
                          P.O. Box 5508
                          Denver, CO  80217
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund      Pacific Mutual Life Insurance Company                     Institutional     518,591.890           22.44%
                          FBO PM Retirement Plan
                          700 Newport Center Drive
                          Newport Beach, California 92660
-----------------------------------------------------------------------------------------------------------------------------------
                          Sheet Metal Workers' Local Unions                         Institutional      353,998.575          15.32%
                          and Councils Pension Fund
                          601 N. Fairfax Street, Suite 500
                          Alexandria, Virginia 22314-2054
-----------------------------------------------------------------------------------------------------------------------------------
                          Victoria Bank and Trust Company,                          Institutional      268,816.710          11.63%
                          Structural Metals, Inc. Pension Plan
                          One O'Connor Plaza, 6th Floor
                          Victoria, Texas 77901-65497
-----------------------------------------------------------------------------------------------------------------------------------
                          Mellon Bank, NA FBO                                       Institutional      127,473.047          5.52%
                          Mac & Co
                          P.O. Box 320
                          Pittsburgh, Pennsylvania 15230-0320
-----------------------------------------------------------------------------------------------------------------------------------
                          First Union National Bank                                Administrative     347,831.290           100.00%*
                          401 South Tyron Street, FRB-3
                          Charlotte, North Carolina 28202-1911
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation      Donaldson Lufkin & Jenrette**                             Institutional     4,523,965.341         19.74%
Fund                      Pershing Division
                          P.O. Box 2052
                          Jersey City, New Jersey 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                          Coopers & Lybrand  L.L.P.                                 Institutional     3,295,851.869         14.38%
                           1251 Avenue of the Americas
                          New York, New York   10020
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percentage
                                                                                                                            of
                                                                                                                        Outstanding
                                                                                   Class of Shares    No. of Shares      Shares
          Fund                         Beneficial or Record Owner                       Owned            Owned          of Class
                                                                                                                          Owned
-----------------------------------------------------------------------------------------------------------------------------------
                          Pacific Mutual Life Insurance Company                     Institutional     1,472,747.512         6.43%
                          FBO PM Retirement Plan
                          700 Newport Center Drive
                          Newport Beach, California 92660
-----------------------------------------------------------------------------------------------------------------------------------
                          Amsouth Bank as Trustee for                               Institutional      1,152,168.141        5.03%
                          Infirmary Health Systems
                          P.O. Box 11426
                          Birmingham, Alabama 35202-1426
-----------------------------------------------------------------------------------------------------------------------------------
                          FIIOC as Agent for                                       Administrative     66,443.361            97.39%*
                          Certain Employee Benefits Plan
                          100 Magetian KWIC
                          Covington, Kentucky 41015
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund ****  State Street Bank & Trust Co. as Trustee for              Institutional     2,682,606.870         21.29%
                          Dayton Hudson  Retirement Savings Plan
                          One Enterprise Drive
                          North Quincy, Massachusetts  02171
-----------------------------------------------------------------------------------------------------------------------------------
                          Caremark International, Inc.                              Institutional     1,118,405.465         8.87%
                          2215 Sanders Road
                          Northbrook, Illinois 60062
-----------------------------------------------------------------------------------------------------------------------------------
                          Berklee College of Music, Inc.                            Institutional      840,814.302          6.67%
                          1140 Boylston Street
                          Boston, Massachusetts 02215-3693
-----------------------------------------------------------------------------------------------------------------------------------=
                          Staff Retirement Plan of the                              Institutional      668,608.087          5.31%
                          International Telecommunications
                          Satellite Organization
                          3400 International Drive, N.W.
                          Washington, D.C. 20008-3006
-----------------------------------------------------------------------------------------------------------------------------------
                          First Interstate Bank FBO                                Administrative      62,467.812           82.75%*
                          Choicemaster
                          5808 East Telephone Road, 2nd Floor
                          Ventura, California 93003
-----------------------------------------------------------------------------------------------------------------------------------
                          The Sandra Hogue Living Trust                            Administrative     6,378.522             8.45%
                          Sandra Hogue Trustee
                          112 East Victoria Street
                          Santa Barbara, California 93109-2115
-----------------------------------------------------------------------------------------------------------------------------------
                          FIIOC as Agent for                                       Administrative     5,403.528             7.16%
                          Certain Employee Benefits Plan
                          100 Magetian KWIC
                          Covington, Kentucky 41015
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                        Percentage of
                                                                                                        Outstanding
                                                                 Class of Shares      No. of Shares     Shares of
  Fund                   Beneficial or Record Owner                   Owned              Owned          Class Owned
---------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**          A             151,032.000         16.22%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**          B             653,431.837         36.71%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**          C             657,987.000         20.50%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------------------------------------------
Micro Cap           Charles Schwab & Co., Inc.**                  Institutional     1,418,971.914         22.95%
 Growth Fund        The Schwab Building
                    101 Montgomery Street
                    San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------------
                    Dominion Resources, Inc.                      Institutional       954,701.588         15.44%
                    701 East Byrd Street
                    P.O. Box 26532
                    Richmond, Virginia  23261
-------------------------------------------------------------------------------------------------------------------
                    University of Southern California             Institutional       907,986.469         14.68%
                    Treasurer's Office
                    University Park, BKS 402
                    Los Angeles, California 90089-2541
-------------------------------------------------------------------------------------------------------------------
                    Oberlin College                               Institutional       606,761.440         9.81%
                     Oberlin College Investment Office
                    173 West Lorain Street
                    Oberlin, Ohio 44074
-------------------------------------------------------------------------------------------------------------------
                    Toyota Motor Sales, USA, Inc.                 Institutional       430,683.004         6.96%
                    19001 South Western Avenue
                    P.O. Box  2991
                     Torrance, California  90509-2991
-------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company         Institutional       361,010.830         5.84%

                    700 Newport Center Drive
                    Newport Beach, California 92660-6397
-------------------------------------------------------------------------------------------------------------------
                    Baptist Sunday School Board                  Administrative       66,875.864        100.00%*

                     1279th Avenue N, MSN 187
                     Nashville, Tennessee 37234
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund                Beneficial or Record Owner                    Owned                   Owned        Shares of Class
                                                                                                                  Owned
---------------------------------------------------------------------------------------------------------------------------------
Small Cap           The Jewish Federation of                        Institutional           809,070.615          30.18%*
Growth Fund         Metropolitan Chicago
                    One South Franklin Street
                    Room 625
                    Chicago, Illinois 60606-4609
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           295,576.977          11.02%
                    FBO PM Retirement Plan
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Auburn Theological Seminary                     Institutional           276,865.871          10.33%
                    3041 Broadway
                    New York, New York 10027-5710
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           260,281.104          9.71%
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    ESOR & Co.                                      Institutional           197,355.259          7.36%
                    Associated Bank Green Bay
                    Trust Operations Department
                    P.O. Box 19006
                    Green Bay, Wisconsin 54307-9006
---------------------------------------------------------------------------------------------------------------------------------
                    Bessemer Trust Company for                      Institutional            99,453.008          7.08%
                    Naidot & Co.
                    100 Woodbridge Center Drive
                    Woodbridge, New Jersey 07095
---------------------------------------------------------------------------------------------------------------------------------
                    FTC & Co.                                      Administrative             1,752.864          100.00%*
                    First Trust (Multi-Financial Group)
                    P.O. Box 173736
                    Denver, Colorado 80217-3736
---------------------------------------------------------------------------------------------------------------------------------
Core Equity         Pacific Mutual Life Insurance Company           Institutional           428,426.396          53.61%*
Fund                700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Charitable Foundation            Institutional           129,569.184          16.21%
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Union Bank as Trustee for                       Institutional            98,185.970          12.29%
                    Pacific Corinthian Life Insurance Company
                    Pension Plan
                    10241 Wateridge Circle
                    San Diego, California 92121-2733
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                 Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Melville Corporation                           Administrative          1,996,528.589         80.85%*
                    One Theall Road
                    Rye, New York, 10580-1404
---------------------------------------------------------------------------------------------------------------------------------
                    The Bank of New York as Trustee for            Administrative            374,308.300         15.16%
                    Marshalls Association 401(k) Trust
                    One Wall Street
                    MT/MC 12th Floor
                    New York, New York 10286-0001
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity      Pacific Mutual Life Insurance Company          Institutional             439,316.239         73.09%
Fund                700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    John W. Barnum                                 Institutional              59,999.929          9.98%
                    5175 Tilden Street, N.W.
                    Washington, DC 20016-1961
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Charitable Foundation           Institutional              34,047.362          5.66%
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Equity     First Interstate Bank of CA,                   Institutional           2,364,869.001         40.76%*
Fund                Custodian S.F. BART
                    P.O. Box 9800
                    Calabasas, California 91372-0800
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company          Institutional           1,031,127.455         18.20%*
                    FBO PM Retirement Plan
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company          Institutional             739,159.296         12.74%
                    FBO CMTA-GMPP & Allied Workers Pension
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Santa Clara Mission                            Institutional             377,566.842          6.51%
                    The Rector-Nobili Hall
                    Santa Clara University
                    Santa Clara, California 00009-5053
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets    Charles Schwab & Co., Inc.**                   Institutional           2,123,101.153         42.41%*
Fund                101 Montgomery Street
                    San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                 Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Donaldson Lufkin & Jenrette**                   Institutional           586,410.766           11.71%
                    Pershing Division
                    P.O. Box 2052
                    Jersey City, New Jersey 07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           575,190.664           11.49%
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           405,478.644            8.10%
                    FBO PM Retirement Plan
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    FTC & Co.                                      Administrative            12,856.817           99.40%*
                    First Trust (Multi-Financial Group)
                    P.O. Box 173736
                    Denver, Colorado 80217-3736
---------------------------------------------------------------------------------------------------------------------------------
International       Pacific Financial Asset                         Institutional         1,158,760.796           16.12%
Developed Fund      Management Corporation
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Atlanta Gas Light  Company                      Institutional         1,069,185.946           14.88%
                    One Peachtree Center
                    303 Peachtree Street, N.E., 4th Floor
                    Atlanta, Georgia 30308
---------------------------------------------------------------------------------------------------------------------------------
                    Nissan Motor Corporation USA                    Institutional           724,581.330           10.08%
                    P.O. Box  191
                    Gardena, California 90248- 0191
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           795,944.075           11.08%
                    FBO PM Retirement Plan
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Charles Schwab & Co., Inc. **                   Institutional           623,900.749            8.68%
                    The Schwab Building
                    101 Montgomery Street
                    San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------------------------
                    First Interstate Bank as Trustee for            Institutional           565,468.770            7.87%
                    Cadence Design System Inc.
                    P.O. Box 9800
                    Calabasas, California 91372-0800
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                 Owned
---------------------------------------------------------------------------------------------------------------------------------
                    FTC & Co.                                       Administrative          264,634.635           57.08%*
                    First Trust (Multi-Financial Group)
                    P.O. Box 173736
                    Denver, Colorado 80217-3736
---------------------------------------------------------------------------------------------------------------------------------
                    Baptist Sunday School Board                     Administrative          195,699.881           42.21%
                    1279th Avenue N, MSN 187
                    Nashville, Tennessee 37234
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund       Pacific Mutual Life Insurance Company           Institutional         1,353,889.627           22.21%
                    FBO California Race Track Association
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional         1,183,538.060           19.42%
                    FBO PM RISP
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           742,119.907           12.18%
                    FBO WESCOM Credit Union
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Trustees of the Redlands Community              Institutional           740,698.456           12.15%
                    Hospital Retirement Plan
                    350 Terracina Blvd.
                    Redlands, California 92373-4850
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           721,580.954           11.84%
                    FBO California Hardware Company
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
                    Pacific Mutual Life Insurance Company           Institutional           516,750.946            8.48%
                    FBO Dominguez Water Corporation Pension Fund
                    700 Newport Center Drive
                    Newport Beach, California 92660
---------------------------------------------------------------------------------------------------------------------------------
Target***           Merrill Lynch Pierce Fenner & Smith Inc.**            A                 1,847,898.482         20.84%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    J.C. Bradford & Company                               A                 478,974.346            5.40%
                    FBO RCIP Limited Partnership I
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                  Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                 1,314,329.183         41.85%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 19,051,280.977        32.44%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Precious            Merrill Lynch Pierce Fenner & Smith Inc.**           A                 108,868.000           23.39%
Metals***           Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                 42,955.000            21.73%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 647,256.269           20.00%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Renaissance***      Merrill Lynch Pierce Fenner & Smith Inc.**           A                 241,534.061           18.40%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                 352,974.446           32.89%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 2,694,343.078         18.52%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Tax Exempt***       Dain Bosworth, Inc. FBO                              A                 140,258.827           28.49%
                    Kermit K. Kinsey
                    2801 NE 14th Street
                    Fort Lauderdale, FL 33304
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                  Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           A                   122,145.000          24.81%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Donaldson Lufkin Jenrette Securities                 A                   86,190.394           17.50%
                    Corporation, Inc.**
                    P.O. Box  2052
                    Jersey City, NJ 07303-9998
---------------------------------------------------------------------------------------------------------------------------------
                    Dain Bosworth Inc. FBO                               B                   38,916.791           20.43%
                    Kermit K. Kinsey
                    2801 NE 14th Street
                    Ft. Lauderdale, FL 33304
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                   25,698.000           13.49%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Paine Webber FBO                                     B                   17,043.832            8.94%
                    William H. Hoehn
                    2906 S.W. 130th Terr.
                    Archer, FL 32618-2124
---------------------------------------------------------------------------------------------------------------------------------
                    Herman Wertz Revocable Trust FBO                     B                   14,909.045            7.82%
                    Herman Wertz
                    239 Franklin Avenue
                    Palmerton, PA 18071-1509
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                   508,543.855          12.89%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Growth***           Merrill Lynch Pierce Fenner & Smith Inc.**           A                   484,061.173           8.44%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                   574,892.405          38.17%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                  Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 8,495,865.976         14.92%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Opportunity***      Boston Safe Deposit & Trust Co.                      A                 805,900.094           22.29%
                    TWA Pilots Directed Account
                    Plan UA January 1, 1986
                    1 Cabot Road
                    Medford, MA 02155-5158
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           A                 556,200.000           15.38%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    American Express Trust Company                       A                 329,860.684            9.12%
                    Wesco Distribution, Inc.
---------------------------------------------------------------------------------------------------------------------------------
                    None                                                 B
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 6,376,442.353         28.15%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Innovation***       Merrill Lynch Pierce Fenner & Smith Inc.**           A                 487,182.584           16.74%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                 613,048.188           28.79%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                 1,384,905.341         16.75%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
International***    Society National Bank                                A                 227,473.042           14.19%
                    FBO RPM Retirement Plan
                    P.O. Box 6147
                    Cleveland, OH 44101-1147
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percentage of
                                                                  Class of Shares          No. of Shares      Outstanding
     Fund               Beneficial or Record Owner                     Owned                   Owned        Shares of Class
                                                                                                                 Owned
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           A                   207,546,455         12.94%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl.3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           B                   163,186.227         33.45%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Pierce Fenner & Smith Inc.**           C                   3,004,023.822       18.47%
                    Attn: Book Entry Department
                    4800 Deer Lake Drive E., Fl. 3
                    Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------

--------------------
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

*** Represents ownership of Class A, Class B or Class C shares as of December 31, 1996 of former series of PAF which reorganized as the listed Funds of the Trust on January 17, 1997.

**** Represents ownership of Class A, Class B or Class C shares as of
December 31, 1996 of former series of PAF which merged with the listed Funds of the Trust on January 17, 1997.

Custodian

           Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for assets of all Funds. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

           Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

           Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with SEC filings. As described below under "Financial Statements," Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, served as independent public accountants for former series of PAF which reorganized as series of the Trust on January 17, 1997.

Registration Statement

           This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

           Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

           Financial statements for Institutional Class and Administrative Class shares (if applicable) of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Micro Cap Growth, International Developed, Emerging Markets, Core Equity, Mid Cap Equity and Balanced Funds of the Trust, as of June 30, 1996, for these Funds' fiscal years then ended, including notes thereto, and the report of Price Waterhouse LLP thereon dated August 12, 1996, are incorporated by reference from the Trust's 1996 Annual Report. (As of such dates, these Funds were known as the NFJ Equity Income, NFJ Diversified Low P/E, Parametric Enhanced Equity, Cadence Capital Appreciation, Cadence Mid Cap Growth, NFJ Small Cap Value, Cadence Small Cap Growth, Cadence Micro Cap Growth, Blairlogie International Active, Blairlogie Emerging Markets, Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity and Balanced Funds, respectively.) Financial statements for Class A, Class B (except for the Opportunity Fund) and Class C shares of the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds (prior to January 17, 1997, the Equity Income, Growth, Target, Opportunity, Innovation, Tax Exempt, International, and Precious Metals Funds of PAF, respectively) as of September 30, 1996, for these Funds' fiscal years then ended, including notes thereto, and the report of Coopers & Lybrand LLP thereon dated November 22, 1996, are incorporated by reference from PAF's 1996 Annual Report. The Trust's and PAF's 1996 Annual Reports are on file with the SEC.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

           Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

           Corporate and Municipal Bond Ratings

           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

           Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

           Corporate Short-Term Debt Ratings

           Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

           Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

           PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

           PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.

Adequate alternate liquidity is maintained.

           NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Corporation

           Corporate and Municipal Bond Ratings

           Investment Grade

              AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

              A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

           Speculative Grade

              Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

              BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

              B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

              CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

              CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

              C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

              CI: The rating CI is reserved for income bonds on which no interest is being paid.

              D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

              r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

              The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

              N.R.:  Not rated.

              Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

           Commercial Paper Rating Definitions

              A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

              A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

              A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

              A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

              B: Issues rated B are regarded as having only speculative capacity for timely payment.

              C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

              D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

              A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                          PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements

          (1)  Part A
                    Financial Highlights

          (2)  Part B
                    Financial statements dated as of June 30, 1996 are incorporated by reference in the Statement of Additional Information from the Funds' Annual Report dated as of June 30, 1996 and include the following:

                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Financial Highlights
                         Schedule of Investments
                         Notes to Financial Statements
                         Report of Independent Accountants

                    Financial statements for the PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO International Fund and PIMCO Precious Metals Fund (prior to January 17, 1997, the Equity Income Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund, International Fund and Precious Metals Fund, respectively) for the fiscal year ended September 30, 1996, and a related report of Coopers & Lybrand L.L.P., are incorporated by reference in the Statement of Additional Information from the Annual Report of PIMCO Advisors Funds dated as of September 30, 1996.

     (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):

          (1)(a) Agreement and Declaration of Trust(1)

             (b) Amendment to Agreement and Declaration of Trust dated October 24, 1990(2)

             (c) Amendment to Agreement and Declaration of Trust dated November 16, 1990(3)

             (d) Amendment to Agreement and Declaration of Trust dated November 29, 1990(4)

             (e) Amendment to Agreement and Declaration of Trust dated December 14, 1990(4)

             (f) Form of Amendment to Agreement and Declaration of Trust dated February 1, 1991(4)

             (g) Amendment to Agreement and Declaration of Trust dated May 9, 1991(5)

             (h) Amendment to Agreement and Declaration Trust dated August 6, 1992(6)

             (i) Amendment to Agreement and Declaration of Trust dated February 26, 1993(7)

             (j) Amended and Restated Agreement and Declaration of Trust dated May 7, 1993(8)

             (k) Amendment to Amended and Restated Agreement and Declaration of Trust dated July 15, 1993(9)

             (l) Amendment to Amended and Restated Agreement and Declaration of Trust dated October 29, 1993(10)

             (m) Amendment to Amended and Restated Agreement and Declaration of Trust dated March 4, 1994(11)

             (n) Amendment to Amended and Restated Agreement and Declaration of Trust dated August 12, 1994(12)

             (o) Amendment to Amended and Restated Agreement and Declaration of Trust dated November 7, 1994(13)

             (p) Form of Amended and Restated Agreement and Declaration of Trust as of November 28, 1995(16)

             (q) Form of Amended and Restated Agreement and Declaration of Trust as of February 2, 1996(17)

             (r) Form of Amended and Restated Agreement and Declaration of Trust as of August 20, 1996(18)

             (s) Form of Amended and Restated Agreement and Declaration of Trust as of October 31, 1996(19)

             (t) Form of Second Amended and Restated Agreement and Declaration of Trust(20)

          (2)(a)    By-Laws(1)

             (b)    Form of First Amended and Restated Bylaws

          (3)       Not Applicable



          (4)       Not Applicable

          (5)(a)    (i)       Form of Investment Advisory Agreement(18)

                    (ii) Form of Amended and Restated Investment Advisory Agreement

             (b)    (i)       Form of Portfolio Management Agreement with
                              Pacific Mutual Life Insurance Company(12)

                    (ii) Form of Portfolio Management Agreement with Pacific Investment Management Company(12)



                    (iii) Form of Portfolio Management Agreement with NFJ Investment Group(18)

                    (iv) Form of Portfolio Management Agreement, as amended, with NFJ Investment Group

                    (v) Form of Portfolio Management Agreement with Cadence Capital Management(18)

                    (vi) Form of Portfolio Management Agreement, as amended, with Cadence Capital Management

                    (vii) Form of Portfolio Management Agreement with Parametric Portfolio Associates(18)

                    (viii) Form of Portfolio Management Agreement, as amended, with Parametric Portfolio Associates

                    (ix) Form of Portfolio Management Agreement with Blairlogie Capital Management(12)

                    (x) Form of Amended and Restated Portfolio Management Agreement with Blairlogie Capital Management

                    (xi) Form of Portfolio Management Agreement with Columbus Circle Investors(12)

                    (xii) Form of Amended and Restated Portfolio Management Agreement with Columbus Circle Investors

                    (xiii) Form of Portfolio Management Agreement with Van Eck Associates Corporation

             (c)    (i)       Form of Administration Agreement(18)

                    (ii)      Form of Amended Administration Agreement

                    (iii)     Form of Sub-Administration Agreement(15)

                    (iv) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company

          (6)(a)    Form of Distribution Agreement(18)

             (b)    Form of Amended Distribution Contract

          (7)       Not Applicable

          (8)(a)    Form of Custody Agreement and Addenda(18)

             (b)    Form of Addendum to Custody Agreement

             (c)    Form of Assignment of Custody Agreement

          (9)(a)    Form of Agency Agreement and Addenda(18)

             (b)    Form of Addendum to Agency Agreement

             (c)    Form of Assignment of Agency Agreement

             (d)    Form of Transfer Agency Agreement with
                    Shareholder Services, Inc.(21)

             (e)    Form of Service Plan for Institutional Services Shares(11)

             (f) Form of Administrative Services Plan for Administrative Class Shares

         (10)       Opinion and Consent of Counsel(2)

         (11)(i)    Consent of Price Waterhouse LLP

             (ii)   Consent of Coopers & Lybrand L.L.P

         (12)       Not Applicable

         (13)       Initial Capital Agreement(2)

         (14)       Not Applicable

         (15)(a)    Form of Distribution and Servicing Plan (Class A)

             (b)    Form of Distribution and Servicing Plan (Class B)

             (c)    Form of Distribution and Servicing Plan (Class C)

             (d)    Form of Distribution Plan for Administrative Class
                    Shares

         (16)       Schedule of Computation of Performance(13)

         (17)       Financial Data Schedule (filed as Exhibit 27)

         (18)(a)    Form of Multiple Class Plan Pursuant to Rule 18f-3(18)

           (b)      Form of Amended and Restated Multi-Class Plan

         (19)       Powers of Attorney and Certificate of Secretary(18)

--------------------

1 Included in the Registrant's initial Registration Statement on Form N-1A (File No. 33-36528), as filed on August 24, 1990.

2 Included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on November 2, 1990.

3 Included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on November 30, 1990.

4 Included in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on February 5, 1991.

5 Included in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on June 18, 1991.

6 Included in Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on October 30, 1992.

7 Included in Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on April 2, 1993.

8 Included in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on July 9, 1993.

9 Included in Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on August 11, 1993.

10 Included in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on November 4, 1993.

11 Included in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on April 12, 1994.

12 Included in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on October 14, 1994.

13 Included in Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 1994.

14 Included in Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on June 28, 1995.

15 Included in Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1995.

16 Included in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on December 29, 1995.

17 Included in Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on February 29, 1996.

18 Included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

19 Included in Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1996.

20 Included in Definitive Proxy Statement (File No. 811-06161), as filed on November 7, 1996.

21 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Not Applicable.

Item 26.  Number of Holders of Securities.

          As of December 17, 1996, the number of shareholders of each operational Fund was as follows:

                                       Institutional Class  Administrative Class
                                            Number of            Number of
Fund                                     Record Holders        Record Holders

NFJ Equity Income Fund...............         123                     5
NFJ Diversified Low P/E Fund.........         146                     0
NFJ Small Cap Value Fund.............         194                     1
Cadence Capital Appreciation Fund....         254                     2
Cadence Mid Cap Growth Fund..........         243                     6
Cadence Micro Cap Growth Fund........          73                     1
Cadence Small Cap Growth Fund........          40                     1
Columbus Circle Investors Core
 Equity Fund.........................         136                     6
Columbus Circle Investors Mid Cap
 Equity Fund.........................         135                     0
Parametric Enhanced Equity Fund......         154                     0
Blairlogie Emerging Markets Fund.....         205                     2
Blairlogie International Active Fund.         169                     4
Balanced Fund........................          21                     0

Item 27.  Indemnification.

          Reference is made to Article VIII, Section 1 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Current Investment Adviser.

          Unless otherwise stated, the principal business address of each organization listed is 800 Newport Center Drive, Newport Beach, CA 92660.

                              PIMCO Advisors L.P.

                       Position
Name                   with Adviser        Other Affiliations

Walter E. Auch, Sr.    Member of Equity    Management
                       Board               Consultant;
                                           Director, Fort
                                           Dearborn Fund,
                                           Shearson VIP Fund,
                                           Shearson Advisors
                                           Fund, Shearson TRAK
                                           Fund, Banyan Land
                                           Trust, Banyan Land
                                           Fund II, Banyan
                                           Mortgage Fund,
                                           Allied Healthcare
                                           Products, Inc.,
                                           First Western Inc.,
                                           DHR Group and
                                           Geotech Industries.

David B. Breed         Member of           Director, Managing
                       Operating Board     Director and Chief
                                           Executive Officer,
                                           Cadence Capital
                                           Management, Inc.;
                                           Managing Director
                                           and Chief Executive
                                           Officer, Cadence
                                           Capital Management.

Donald A. Chiboucas    Member of           Director and
                       Operating Board     President, Columbus
                                           Circle Investors
                                           Management, Inc.;
                                           Managing Director
                                           and President,
                                           Columbus Circle
                                           Investors.

William D. Cvengros    Chief Executive     Trustee and Chairman
                       Officer and         of the Trust;
                       President, Member   Trustee, Cash Accumulation
                       of Operating        Trust; Director,
                       Board, Operating    PIMCO Funds
                       Committee, and      Distribution
                       Equity Board        Company.

Walter B. Gerken       Member of Equity    Director, Mullin
                       Board               Consulting Inc.;
                                           Director, Executive
                                           Services Corps. of
                                           Southern California.

William H. Gross       Member of           Director and
                       Operating Board     Managing Director,
                       and Equity Board    PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Senior Vice
                                           President, PIMCO
                                           Funds; Director and
                                           Vice President,
                                           StocksPLUS
                                           Management, Inc.; Member of PIMCO
                                           Partners LLC.

Brent R. Harris        Member of           Director and
                       Operating Board     Managing Director,
                                           PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Director and Vice
                                           President,
                                           StocksPLUS
                                           Management, Inc.;
                                           Chairman of the
                                           Board and
                                           Trustee,

                                           PIMCO Funds and
                                           PIMCO Commercial
                                           Mortgage Securities
                                           Trust, Inc.; Member of PIMCO Partners
                                           LLC.

Amy M. Hogan           Member of           Managing Director,
                       Operating Board     Columbus Circle
                                           Investors; Director,
                                           Columbus Circle
                                           Investors
                                           Management, Inc.

Donald R. Kurtz        Member of Equity    Formerly, Vice
                       Board               President of
                                           Internal Asset
                                           Management, General
                                           Motors Investment
                                           Management Corp. and
                                           Director, Thomson
                                           Advisory Group L.P.

James F. McIntosh      Member of Equity    None
                       Board

Dean S. Meiling        Member of           Director and
                       Operating Board     Managing Director,
                                           PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Vice President,
                                           PIMCO Funds and
                                           PIMCO Commercial
                                           Mortgage Securities
                                           Trust, Inc.

Donald K. Miller       Member of Equity    Chairman, Greylock
                       Board               Financial Inc.;
                                           Director, Huffy
                                           Corporation, RPM,
                                           Inc., and
                                           Christensen Boyles
                                           Corporation;
                                           Director,
                                           President
                                           and Chief Executive
                                           Officer, TAG Inc.;
                                           Formerly, Director
                                           and Vice Chairman,
                                           Thomson Advisory
                                           Group L.P.

James F. Muzzy         Member of           Director and
                       Operating Board     Managing Director,
                                           PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Vice President,
                                           PIMCO Funds;
                                           Director and Vice
                                           President,
                                           StocksPLUS
                                           Management, Inc.; Member of PIMCO
                                           Partners LLC.

William F. Podlich,    Member of           Director and
III                    Operating Board     Managing Director,
                       and Equity Board    PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Vice President,
                                           PIMCO Commercial
                                           Mortgage Securities
                                           Trust, Inc.; Member of PIMCO Partners
                                           LLC.

William C. Powers      Member of           Director and
                       Operating Board     Managing Director,
                                           PIMCO Management,
                                           Inc.; Managing
                                           Director, Pacific
                                           Investment
                                           Management
                                           Company;

                                           Senior Vice
                                           President, PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc., Member of
                                           PIMCO Partners LLC.

Glenn S. Schafer       Member of Equity    President and
                       Board               Director, Pacific
                                           Mutual Life
                                           Insurance Company;
                                           Chairman and
                                           Director, Mutual
                                           Service Corporation,
                                           United Planners
                                           Group, Inc., Pacific
                                           Equities Network and
                                           Pacific Financial
                                           Holding Company.

Irwin F. Smith         Member of           Chairman and Managing
                       Operating Board,    Director, Columbus
                       Operating           Circle Investors;
                       Committee, and      Director and Chairman,
                       Equity Board        Columbus Circle Investors
                                           Management, Inc.




Thomas C. Sutton       Member of Equity    Chairman, Chief
                       Board               Executive Officer
                                           and Director,
                                           Pacific Mutual Life
                                           Insurance Company;
                                           Chairman, Trustee
                                           and President,
                                           Pacific Select Fund;
                                           Director, United
                                           Planners Group,
                                           Inc., Pacific
                                           Equities Network,
                                           Mutual Services
                                           Corporation
                                           and

                                           Pacific Financial
                                           Holding Company.

William S.             Chairman and        Director, Managing
Thompson, Jr.          Member of           Director and Chief
                       Operating Board,    Executive Officer,
                       Member of           PIMCO Management,
                       Operating           Inc.; Chief
                       Committee and       Executive Officer
                       Equity Board        and Managing
                                           Director, Pacific
                                           Investment
                                           Management Company;
                                           Director and
                                           President,
                                           StocksPLUS
                                           Management, Inc.;
                                           Vice President,
                                           PIMCO Funds and
                                           PIMCO Commercial
                                           Mortgage Securities
                                           Trust, Inc.

Sharon A. Cheever      Vice President-     None
                       Legal, and
                       Assistant
                       Secretary

Robert M.              Senior Vice         Chief Financial Officer,
Fitzgerald             President-          Senior Vice President -
                       Finance, Chief      Finance and Controller, PIMCO
                       Financial Officer   Funds Distribution Company;
                       and Controller      Senior Vice President, Finance
                                           and Controller, Columbus Circle
                                           Investors and Columbus Circle
                                           Investors Management, Inc.;
                                           Assistant Treasurer, Cadence
                                           Capital Management; Treasurer,
                                           Cadence Capital Management, Inc.,
                                           NFJ Investment Group, NFJ
                                           Management Inc.,
                                           Parametric Portfolio Associates,
                                           Parametric Management Inc.,
                                           PIMCO Management, Inc., and
                                           StocksPLUS Management, Inc.

Kenneth M. Poovey      General Counsel     Partner, Latham &
                       and Board           Watkins.
                       Secretary

Robert A.              Vice President      Trustee of the Trust.
Prindiville

Ernest L. Schmider     Senior Vice         Senior Vice President,
                       President-Legal,    Secretary, Chief
                       and Assistant       Administrative and
                       Secretary           Legal Officer, PIMCO
                                           Management, Inc.,
                                           Director and Assistant
                                           Secretary/Assistant
                                           Treasurer, StocksPLUS
                                           Management, Inc., Vice
                                           President - Legal and
                                           Assistant Secretary,
                                           PIMCO Advisors L.P.


Newton B. Schott,      Senior Vice         Secretary, Columbus Circle
Jr.                    President-Legal,    Investors, Columbus Circle
                       and Secretary       Investors Management, Inc.,
                                           Cadence Capital Management,
                                           Inc., NFJ Management, Inc., and
                                           Parametric Management, Inc.;
                                           Director, Executive Vice
                                           President/Secretary, PIMCO
                                           Funds Distribution Company,
                                           the Trust, and Cash
                                           Accumulation Trust.

Stephen J. Treadway    Executive Vice      Director and
                       President           Chairman, PIMCO
                                           Funds Distribution
                                           Company, and President
                                           and Chief Executive Officer
                                           of the Trust.

Robert S. Venable      Vice President      None

James Ward             Senior Vice         None
                       President

Richard M. Weil        Senior Vice         Assistant Secretary, Columbus
                       President, Legal    Circle Investors, Columbus
                       Counsel             Circle Investors, Inc., Cadence
                                           Capital Management,
                                           Cadence Capital Management,
                                           Inc., NFJ Management, Inc.,
                                           Parametric Management, Inc.,
                                           PIMCO, PIMCO Management, Inc.
                                           and PIMCO Funds Distribution
                                           Company; Secretary, NFJ Investment
                                           Group, Parametric Portfolio
                                           Associates, and StocksPLUS
                                           Management

                           Cadence Capital Management
                        Exchange Place, 53 State Street,
                          Boston, Massachusetts 02109

                            Position
Name                   with Adviser        Other Affiliations

William B. Bannick     Managing Director   Director and
                       and Executive       Managing Director,
                       Vice President      Cadence Capital
                                           Management, Inc.

David B. Breed         Managing Director   Member of
                       and Chief           Operating
                       Executive Officer   Board, PIMCO
                                           Advisors L.P.;
                                           Director, Managing
                                           Director and Chief
                                           Executive Officer,
                                           Cadence Capital
                                           Management, Inc.

Katherine A. Burdon    Managing Director   None

Mary Ellen Malendez    Secretary           None

Barbara M. Green       Treasurer           None

Eric M. Wetlaufer      Managing Director   None


                       NFJ Investment Group
                   2121 San Jacinto, Suite 1440,
                       Dallas, Texas 75201

                        Position
Name                   with Adviser        Other Affiliations

Benno J. Fischer       Managing Director   Director,
                                           Managing Director,
                                           and Co-Chairman,
                                           NFJ Management, Inc.

Robert M. Fitzgerald   Treasurer and       See Pimco Advisors L.P.
                       Financial Officer

John L. Johnson        Managing Director   Director,
                                           and Co-Chairman
                                           Managing Director,
                                           NFJ Management, Inc.

Jack C. Najork         Managing Director   Director, Managing
                                           Director, Co-
                                           Chairman, NFJ
                                           Management, Inc.

                        Parametric Portfolio Associates
                    7310 Columbia Center, 701 Fifth Avenue,
                        Seattle, Washington  98104-7090

                      Position
Name                with Adviser        Other Affiliations

William E.          Managing Director   Director and
Cornelius, Jr.                          Managing Director,
                                        Parametric
                                        Management, Inc.

Mark W. England-    Managing Director   Director, Managing
Markun                                  Director and Chief
                                        Executive Officer,
                                        Parametric
                                        Management, Inc.

David M. Stein      Managing Director   Director and
                    and Chief           Managing Director,
                    Financial Officer   Parametric
                                        Management, Inc.


                Pacific Investment Management Company ("PIMCO")
                      840 Newport Center Drive, Suite 360
                       Newport Beach, California  92660

                      Position
Name                with Adviser        Other Affiliations

George C. Allan     Vice President      Vice President,
                                        PIMCO Management,
                                        Inc.

Tamara J. Arnold    Vice President      Vice President,
                                        PIMCO Management,
                                        Inc.

Leslie A. Barbi     Vice President      Vice President,
                                        PIMCO Management,
                                        Inc.

William R. Benz II  Executive Vice      Executive Vice
                    President           President, PIMCO
                                        Management, Inc.

John B.                Vice President      Vice President,
Brynjolfsson                               PIMCO Management,
                                           Inc.

R. Wesley Burns        Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.;
                                           President, PIMCO
                                           and the Trust
                                           Funds and PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc.; Vice President;
                                           Cash Accumulation
                                           Trust.

Wendy W. Cupps         Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Charles M. Daniels,    Executive Vice      Executive Vice
III                    President           President, PIMCO
                                           Management, Inc.

Anita Dunn             Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

David H. Edington      Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Member of
                                           PIMCO Partners, LLC.

A. Benjamin Ehlert     Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.

Robert A. Ettl         Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Robert M.              Treasurer           See Pimco Advisors L.P.
Fitzgerald

William H. Gross       Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Director and
                                           Vice President,
                                           StocksPLUS
                                           Management, Inc.;
                                           Senior Vice
                                           President, PIMCO
                                           Funds; Member of
                                           Equity and Operating
                                           Boards, PIMCO
                                           Advisors L.P.; Member of PIMCO
                                           Partners LLC.

John L. Hague          Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Member of PIMCO Partners LLC.

Gordon C. Hally        Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.

Pasi M. Hamalainen     Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

John P. Hardaway       Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.; Treasurer
                                           of the Trust,
                                           PIMCO Funds, PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc., and Cash
                                           Accumulation Trust.

Brent R. Harris        Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Director and
                                           Vice President,

                                           StocksPLUS
                                           Management, Inc.;
                                           Trustee and
                                           Chairman, PIMCO
                                           Funds and PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc.; Member of
                                           Operating Board,
                                           PIMCO Advisors L.P.; Member of PIMCO
                                           Partners LLC.

Douglas M. Hodge       Senior Vice         Senior Vice
                       President           President, PIMCO
                                           Management, Inc.

Brent L. Holden        Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.

Dwight F. Holloway,    Vice President      Vice President,
Jr.                                        PIMCO Management,
                                           Inc.

Jane T. Howe           Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Margaret E. Isberg     Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.;
                                           Senior Vice
                                           President, PIMCO
                                           Funds.

John S. Loftus         Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.; Vice President and
                                           Assistant Secretary, StocksPLUS
                                           Management, Inc.

Dean S. Meiling        Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Vice President,
                                           PIMCO Funds and
                                           PIMCO Commercial

                                           Mortgage Securities
                                           Trust, Inc.; Member
                                           of Operating Board,
                                           PIMCO Advisors L.P.; Member of PIMCO
                                           Partners LLC.

James F. Muzzy         Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Director and
                                           Vice President,
                                           StocksPLUS
                                           Management, Inc.;
                                           Vice President,
                                           PIMCO Funds; Member
                                           of Operating Board,
                                           PIMCO Advisors L.P.; Member of PIMCO
                                           Partners LLC.

Thomas J. Otterbein    Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

William F. Podlich,    Managing Director   Director and
III                                        Managing Director,
                                           PIMCO Management,
                                           Inc.; Vice
                                           President, PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc.; Member of
                                           Equity and Operating
                                           Boards, PIMCO
                                           Advisors L.P.; Member of PIMCO
                                           Partners LLC.

William C. Powers      Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc.; Senior Vice
                                           President PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc.; Member of
                                           Operating Board,
                                           PIMCO Advisors L.P.; Member of PIMCO
                                           Partners LLC.

Frank B.
Rabinovitch            Managing Director   Director and
                                           Managing Director,
                                           PIMCO Management,
                                           Inc., Member of
                                           PIMCO Partners LLC.

Edward P. Rennie       Senior Vice         Senior Vice
                       President           President, PIMCO
                                           Management, Inc.

Scott L. Roney         Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Michael J.             Vice President      Vice President,
Rosborough                                 PIMCO Management,
                                           Inc.

Jeffrey M. Sargent     Vice President      Vice President of
                                           the Trust, PIMCO
                                           Management, Inc.,
                                           PIMCO Funds, and
                                           PIMCO Commercial
                                           Mortgage Securities
                                           Trust, Inc.

Ernest L. Schmider     Senior Vice         Senior Vice President,
                       President,          Secretary, Chief
                       Secretary, Chief    Administrative and Legal
                       Administrative      Officer, PIMCO Management,
                       and Legal officer   Inc.; Director and Assistant
                                           Secretary/Assistant Treasurer,
                                           StocksPLUS Management, Inc.;
                                           Vice President - Legal and
                                           Assistant Secretary,
                                           PIMCO Advisors L.P.

Leland T. Scholey      Senior Vice         Senior Vice
                       President           President, PIMCO
                                           Management, Inc. and
                                           PIMCO Funds.

Denise C. Seliga       Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Rita J. Seymour        Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Lee R. Thomas          Executive Vice      Executive Vice
                       President           President, PIMCO
                                           Management, Inc.

William S.             Chief Executive     Director, Managing Director and
Thompson, Jr.          Officer and         Chief Executive Officer, PIMCO
                       Managing Director   Management, Inc.; Director
                                           and President, StocksPLUS
                                           Management, Inc.; Vice President of
                                           the PIMCO Funds and PIMCO Com-
                                           mercial Mortgage Securities Trust,
                                           Inc.; Member of Operating Board,
                                           Operating Committee and Equity
                                           Board of PIMCO Advisors
                                           L.P.; Member of PIMCO Partners LLC.


Benjamin L. Trosky     Managing Director   Managing Director,
                                           PIMCO Management,
                                           Inc.; Senior Vice
                                           President, PIMCO
                                           Commercial Mortgage
                                           Securities Trust,
                                           Inc.; Member of PIMCO
                                           Partners LLC.

Teresa A. Wagner       Vice President      Vice President of
                                           the Trust, PIMCO
                                           Management, Inc.,
                                           PIMCO Funds, and
                                           PIMCO Commercial
                                           Mortgage Securities

                                           Trust, Inc.; Vice
                                           President and
                                           Assistant Clerk,
                                           Cash Accumulation Trust.

Andrew C. Ward         Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.; Senior Vice
                                           President, PIMCO
                                           Funds.

Ram Willner            Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Kristen M. Wilsey      Vice President      Vice President,
                                           PIMCO Management,
                                           Inc. and PIMCO
                                           Funds.

George H. Wood         Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

Michael A. Yetter      Vice President      Vice President,
                                           PIMCO Management,
                                           Inc.

                    Columbus Circle Investors
                          Metro Center
                   One Station Place, 8th Floor
                    Stamford, Connecticut 06902

                         Position
Name                   with Adviser        Other Affiliations

Irwin F. Smith         Chairman and        Member of Equity and
                       Managing            Operating Boards and
                       Director            Operating Committee,
                                           PIMCO Advisors,
                                           L.P.; Director and
                                           Chairman, Columbus
                                           Circle Investors
                                           Management, Inc.

Richard M. Weil        Assistant           See PIMCO Advisors L.P.
                       Secretary

Louis P. Celentano     Managing Director   Director and Vice
                                           President, Columbus
                                           Circle Investors
                                           Management, Inc.

Donald A. Chiboucas    President and       Member of Operating
                       Managing Director   Board, PIMCO
                                           Advisors L.P.;
                                           Director and
                                           President, Columbus
                                           Circle Investors
                                           Management, Inc.

Robert W. Fehrman      Managing Director   Director, Columbus
                                           Circle Investors
                                           Management, Inc.

Marc Felman            Managing Director   None

Mark Fishman           Senior Vice         None
                       President

Clifford G. Fox        Managing Director   None

Winthrop S. Headley    Vice President      None

Amy M. Hogan           Managing Director   Member of Operating
                                           Board, PIMCO
                                           Advisors L.P.;
                                           Director, Columbus
                                           Circle Investors
                                           Management, Inc.

Jashree B. Kemraj      Assistant Vice      Assistant Vice President/
                       President/          Assistant Controller,
                       Assistant           Columbus Circle Investors
                       Controller          Management, Inc. and
                                           PIMCO Funds Distribution
                                           Company.

Jacob Naoon            Senior Vice         None
                       President

Daniel S. Pickett      Managing Director   Director, Columbus
                                           Circle Investors
                                           Management, Inc.

Anthony Rizza          Managing Director   None

Newton B. Schott, Jr.  Secretary           See PIMCO Advisors L.P.

C. Paul Tyborowski     Managing Director   None

Nathaniel J.           Vice President      None
Belknap

Anne Maloney           Vice President      None

Paul Meeks             Vice President      None

Michele Montano        Senior Vice         None
                       President

Paul A. Pantalena      Vice President      None

Cecelia Pastore        Vice President      None

Harold R. Snedcof      Vice President      None

Sharon S. Weslow       Vice President      None


              Blairlogie Capital Management, Limited
                   4th Floor, 125 Princes Street
                    Edinburgh EH2 4AD, Scotland

                          Position
Name                    with Adviser       Other Affiliations

Gavin R. Dobson        Chief Executive     Director and Chief
                       Officer and         Executive Officer,
                       Managing Director   Blairlogie Holdings
                                           Limited (U.K.)

James G.S. Smith       Chief Investment    Director and Chief
                       Officer and         Investment Officer,
                       Managing Director   Blairlogie Holdings
                                           Limited (U.K.)

John R.W. Stevens      Chief Financial     Director and Chief
                       Officer and         Financial Officer,
                       Managing Director   Blairlogie Holdings
                                           Limited (U.K.)


                        Van Eck Associates Corporation
                                99 Park Avenue
                              New York, NY 10016


                          Position
Name                    with Adviser       Other Affiliations
----                 ---------------       ------------------
Philip DeFeo           Director,           Trustee, Van Eck Funds ("VEF") and
                       President and       Van Eck Worldwide Insurance Trust
                       Chief Executive     ("WWIT")
                       Officer

John C. Van Eck        Chairman of the     Chairman of the Board and President,
                       Board               VEF and WWIT; Chairman of the Board,
                                           Van Eck Securities Corporation
                                           ("VESC"); Director, Eclipse
                                           Financial Asset Trust.  Formerly,
                                           Director Abex Inc., Director, The
                                           Henley Group, Inc.

Fred M. Van Eck        Director            Trustee, VEF and WWIT;
                                           Private Investor, Director, VESC

Sigrid S. Van Eck      Director, Vice      Vice President, Assistant Treasurer
                       President and       and Director of VESC
                       Assistant
                       Treasurer

Jan Van Eck            Director            Director and Executive
                                           Vice President of VESC

Derek M. Van Eck       Director and        Director of VESC; President,
                       Executive           Global Hard Assets and World
                       Vice President      Trends Series of the Van Eck
                                           Funds

Michael G. Doorley     Vice President,     Vice President, Treasurer, Controller
                       Treasurer,          and Chief Financial Officer of VESC;
                       Controller and      Vice President, VEF and WWIT
                       Chief Financial
                       Officer

Thaddeus M.            Vice President,     Vice President and Secretary
Leszcynski             Secretary and       of VEF and WWIT; Vice President,
                       General Counsel     Secretary and General Counsel of
                                           VESC.

William A.             Director, Mining    Vice President of VEF; Formerly,
Trebilcock             Research            Director Corner Bay Explorations
                                           Ltd. Formerly, Director, Precambrian
                                           Explorations Inc.

Item 29.  Principal Underwriters.

     (a) PIMCO Funds Distribution Company. PIMCO Funds Distribution Company (the "Distributor") serves as Distributor of shares of the Fund. The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P., the Investment Adviser of the Registrant.
     (b)
                           Positions and       Positions
Name and Principal         Offices with       and Offices
Business Address*          Underwriter      with Registrant



Jeffrey L. Booth             Vice President      None

James D. Bosch               Vice President      None

William D. Cvengros          Director            Trustee and
                                                 Chairman

Robert M. Fitzgerald         Chief Financial     None
                             Officer-
                             Treasurer

Michael J. Gallagher         Vice President      None

Ronald H. Gray               Vice President      None

Edward W. Janeczek           Vice President      None



Jaishree B. Kemraj           Assistant Vice      None
                             President and
                             Assistant
                             Controller

William E. Lynch          Regional Vice     None
                          President

Jacqueline A. McCarthy    Vice President    None

Richard J. McLaughlin     Vice President    None

Andrew J. Meyers          Executive Vice    None
                          President


Giora Moyer               Vice President    None

Joffrey H. Pearlman       Vice President    None

Glynne Pisapia            Vice President    None

Matthew M. Russell        Vice President    None

Newton B. Schott, Jr.     Director,         Vice President and Secretary
                          Executive Vice
                          President and
                          Secretary

David P. Stone            Vice President    None

William H. Thomas, Jr.    Regional Vice     None
                          President

Stephen J. Treadway       Director and      President and Chief Executive
                          Chairman          Officer


Paul H. Troyer            Regional Vice     None
                          President

Brian F. Trumbore         Executive Vice    None
                          President

Richard M. Weil           Assistant         Vice President
                          Secretary
____________________

* Principal business address for all individuals listed is One Station Place, Stamford, Connecticut 06902.

     (c)  Not Applicable.

Item 30.  Location of Accounts and Records.

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Investors Fiduciary Trust Company, 21 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217.

Item 31.  Management Services.

          Not Applicable

Item 32.  Undertakings.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c) Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

     (e) Registrant undertakes to file a post-effective amendment using financial statements of the Parametric Structured Emerging Markets Fund, which need not be certified, within four to six months from the latter of the effective date of Post-Effective Amendment No. 23 or the date on which shares of the Fund are first sold (other than shares sold for seed money).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to the Registration Statement of PIMCO Funds: Equity Advisors Series to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Newport Beach in the State of California on the 13th day of January, 1997.

                  PIMCO Funds:  Equity Advisors Series



                  By: /s/ William D. Cvengros
                      ---------------------------------------------
                      William D. Cvengros, Chairman of the Board,
                      President, and Trustee

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement of PIMCO Funds: Equity Advisors Series has been signed below by the following persons in the capacities and on the date indicated.


     Signature                      Title                       Date

/s/ John P. Hardaway
------------------------                                1/13/97
John P. Hardaway              Treasurer (Principal
                              Financial and
                              Accounting Officer

------------------------                                1/13/97
Richard L. Nelson*            Trustee



------------------------                                1/13/97
Lyman W. Porter*              Trustee



------------------------                                1/13/97
Alan Richards*                Trustee



*By: /s/William D. Cvengros
     ------------------------
     William D. Cvengros
     Chairman of the Board, President, and Trustee
     as Attorney-in-Fact


Powers of Attorney for Messrs. Nelson, Porter, Richards and Cvengros, and a certificate included pursuant to Rule 483(b) under the Securities Act of 1933, were filed as Exhibit 19 to Post-Effective Amendment No. 22 filed on July 1, 1996 and are incorporated herein by reference.

                                  EXHIBIT LIST


Exhibit                              Exhibit                     EDGAR
  No.                                 Name                     Exhibit No.

2(b)          Form of First Amended and Restated Bylaws        99.B2(b)

5(a)(ii)      Form of Amended and Restated Investment          99.B5(a)(ii)
              Advisory Agreement

5(b)(iv)      Form of Portfolio Management Agreement, as       99.B5(b)(iv)
              amended, with NFJ Investment Group


5(b)(vi)      Form of Portfolio Management Agreement,          99.B5(b)(vi)
              as amended, with Cadence Capital Management


5(b)(viii)    Form of Portfolio Management Agreement,          99.B5(b)(viii)
              as amended, with Parametric Portfolio
              Associates

5(b)(x)       Form of Amended and Restated                     99.B5(b)(x)
              Portfolio Management Agreement
              with Blairlogie Capital Management

5(b)(xii)     Form of Amended and Restated                     99.B5(b)(xii)
              Portfolio Management Agreement
              with Columbus Circle Investors

5(b)(xiii)    Form of Portfolio Management Agreement           99.B5(b)(xiii)
              with Van Eck Associates Corporation

5(c)(ii)      Form of Amended Administration Agreement         99.B5(c)(ii)

5(c)(iv)      Form of Administration Agreement                 99.B5(c)(iv)
              between PIMCO Advisors L.P. and
              Pacific Investment Management
              Company

6(b)          Form of Amended Distribution Contract            99.B6(b)

8(b)          Form of Addendum to Custody Agreement            99.B8(b)

8(c)          Form of Assignment of Custody Agreement          99.B8(c)

9(b)          Form of Addendum to Agency Agreement             99.B9(b)

9(c)          Form of Assignment of Agency Agreement           99.B9(c)

9(f)          Form of Administrative Services Plan for         99.B9(f)
              Administrative Class Shares

11(i)         Consent of Price Waterhouse LLP                  99.B11(i)

11(ii)        Consent of Coopers & Lybrand L.L.P               99.B11(ii)

15(a)         Form of Distribution and Servicing Plan          99.B15(a)
              (Class A)

15(b)         Form of Distribution and Servicing Plan          99.B15(b)
              (Class B)

15(c)         Form of Distribution and Servicing Plan          99.B15(c)
              (Class C)

15(d)         Form of Distribution Plan for Administrative     99.B15(d)
              Class Shares

17            Financial Data Schedule                          99.B27

18(b)         Form of Amended and Restated Multi-Class Plan    99.B18(b)